U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 38

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 41


                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ /  immediately upon filing pursuant to paragraph (b)
/X/  on August 1, 2003 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                                  August 1, 2003



                           THE DAVENPORT EQUITY FUND
================================================================================

                                 A NO-LOAD FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia


The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.


                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    2
Synopsis of Costs and Expenses ............................................    4
Additional Investment Information .........................................    5
How to Purchase Shares ....................................................    7
How to Redeem Shares ......................................................    8
How Net Asset Value is Determined .........................................   10
Management of the Fund ....................................................   10
Dividends, Distributions and Taxes ........................................   11
Financial Highlights ......................................................   12
Fund Shares Application ...................................................   13
Customer Privacy Policy ...................................................   15

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios
     o    rate of earnings growth
     o    depth of management
     o    a company's past financial stability
     o    a company's present and projected position within its industry
     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

                   1999       2000        2001       2002
                  15.64%     -0.71%     -11.49%    -16.28%

During the period shown in the bar chart, the highest return for a quarter was 11.75% during the quarter ended December 31, 1999 and the lowest return for a quarter was -14.89% during the quarter ended September 30, 2002.

The year-to-date return through June 30, 2003 is 10.04%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        Average Annual Total Returns For Periods Ended December 31, 2002
        ----------------------------------------------------------------

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Since Inception
                                                    One Year  (January 15, 1998)
                                                    --------   ---------------
THE DAVENPORT EQUITY FUND

  Return Before Taxes ........................        -16.28%         -0.41%
  Return After Taxes on Distributions ........        -16.47%         -0.58%
  Return After Taxes on Distribution and
   Sale of Fund Shares .......................         -9.99%         -0.40%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes) ....        -22.10%         -0.19%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment):    None

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets):

Management Fee ............................................   0.75%

Administrator's Fees ......................................   0.17%
Other Expenses ............................................   0.12%
                                                            -------
Total Annual Fund Operating Expenses ......................   1.04%
                                                            =======



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 Year     3 Years     5 Years     10 Years
                   ------     -------     -------     --------

                    $106        $331       $574        $1,271

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.


The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     o    The price-earnings ratio
     o    The rate of earnings growth
     o    The depth of management
     o    The company's past financial stability
     o    The company's present and projected position within its industry
     o    The dividend record

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 5 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services. Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $10,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

         The Davenport Equity Fund
         c/o Davenport & Company LLC
         One James Center
         901 East Cary Street
         Richmond, Virginia 23219
         Attention: John P. Ackerly

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         US Bank, N.A.
         ABA# 042000013
         For The Davenport Equity Fund #19945-6765
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000, or less than $5,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

                  The Davenport Equity Fund
                  c/o Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219
                  Attention: John P. Ackerly

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.


You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change redemption services other than through your initial account application and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
================================================================================
Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:


JOHN P. ACKERLY IV, CFA, 39, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a Senior Vice President and a Portfolio Manager with the Advisor.

N. DOUGLAS ADAMS, 52, is a graduate of Washington & Lee University. Prior to joining the Advisor in 1997, he was the Director of Research for a Richmond, Virginia brokerage firm. Mr. Adams is a First Vice President with the Advisor.

JOSEPH L. ANTRIM III, CFA, 58, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division.

MICHAEL S. BEALL, CFA, CPA, 49, graduated from the University of Virginia. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, a member of the Executive Committee and a Director of the Advisor.

E. TRIGG BROWN, JR., 50, is a graduate of the University of Virginia and joined the Advisor in 1982. He is a Senior Vice President and a Director of the Advisor.

WILLIAM M. NOFTSINGER, JR., 52 is a graduate of Campbell University and received his MBA from the University of Richmond. He joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor.

DAVID WEST, CFA, 48, is a graduate of the University of North Carolina and received his MBA from The College of William & Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. After working for six years at Wheat First Union, Mr. West joined the Advisor in 1990. Mr West is a Senior Vice President, Director of Research and a Director of the Advisor.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR      YEAR      YEAR       YEAR     YEAR
                                               ENDED     ENDED     ENDED      ENDED    ENDED
                                             MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31,
                                               2003       2002      2001      2000     1999
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $  11.71  $  11.42  $  13.75  $  12.01  $  11.14
                                             --------  --------  --------  --------  --------

Income (loss) from investment operations:
 Net investment income ..................        0.06      0.04      0.05      0.04      0.06
 Net realized and unrealized gains
  (losses) on investments ...............       (2.48)     0.29     (2.34)     1.75      0.88
                                             --------  --------  --------  --------  --------
Total from investment operations ........       (2.42)     0.33     (2.29)     1.79      0.94
                                             --------  --------  --------  --------  --------

Less distributions:
  Dividends from net investment income ..       (0.06)    (0.04)    (0.04)    (0.05)    (0.06)
  Distributions from net realized gains .          --        --        --        --     (0.01)
                                             --------  --------  --------  --------  --------
Total distributions .....................       (0.06)    (0.04)    (0.04)    (0.05)    (0.07)
                                             --------  --------  --------  --------  --------

Net asset value at end of year ..........    $ 9.23  $  11.71  $  11.42  $  13.75  $  12.01
                                             ========  ========  ========  ========  ========


Total return ..............................   (20.66%)     2.89%  (16.65%)    14.93%     8.53%
                                             ========  ========  ========  ========  ========

Net assets at end of year (000's) .........  $ 76,473  $ 82,515  $  0,160  $  7,626  $ 56,358
                                             ========  ========  ========  ========  ========


Ratio of net expenses to average net assets      1.04%     1.02%     1.00%     1.01%     1.14%

Ratio of net investment income to
 average net assets .......................      0.62%     0.35%     0.36%     0.35%     0.64%

Portfolio turnover rate ...................        18%       13%       25%       17%       15%


REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                       (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
                                                                                                   Send completed application to:
                                                                                                        THE DAVENPORT EQUITY FUND
                                                                                                      c/o Davenport & Company LLC
                                                                                                                 One James Center
                                                                                                             901 East Cary Street
                                                                                                              Richmond, VA  23219
                                                                                                      Attention:  John P. Ackerly

FUND SHARES APPLICATION
--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------


(Please type or print clearly)
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
/ / For Corporations,      (First Name)                    (Middle Name)                   (Last Name)
Partnerships, Trusts,
Retirement Plans and       ____________________________________________________________________________________________________
Third Party IRAs.                             (Birthdate of Minor)                     (SS # of Minor)

                           _____________________________________________________________________________________________________
                           Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

================================================================================================================================
ADDRESS

Street Address__________________________________________________________  Employer Name/Address _______________________________

City _______________________________________State___________  Zip ________  Occupation ________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                       (Country of Residence)

Are you an associated person of an NASD member?   /  / Yes     /  / No


================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $10,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE DAVENPORT EQUITY FUND #19945-6765
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)


                                                                                                                              13



DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
    / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will  require  an  Amendment  to this
Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

================================================================================================================================
                                                      SPECIAL INSTRUCTIONS
                                                      --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for  myself  and  my  successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and  their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the  acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the  federal  income tax  law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision of
this document  other   than   the   certifications   required  to  avoid  backup  withholding.  (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

===============================================================================
CUSTOMER PRIVACY POLICY
===============================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217.


Only one copy of a Prospectus or annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo @sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                               File No. 811-5685


                                   DAVENPORT

                                  EQUITY FUND
                                 -------------





                                   PROSPECTUS


                                 August 1, 2003





                                 --------------


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                [GRAPHIC OMITTED]     THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                       ---------------------------------

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund





                                   Prospectus

                                 August 1, 2003





                                 No-Load Funds



These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================
                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .........................................................  3
Synopsis of Costs and Expenses ..............................................  7
Additional Investment Information ...........................................  8
How to Purchase Shares ...................................................... 12
How to Redeem Shares ........................................................ 15
How Net Asset Value is Determined ........................................... 16
Management of the Funds ..................................................... 17
Dividends, Distributions and Taxes .......................................... 18
Financial Highlights ........................................................ 19
Customer Privacy Policy ..................................................... 22

                       ==================================
                               INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                              Lynchburg, Virginia
                       ==================================


OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
 and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


================================================================================

RISK/RETURN SUMMARY
================================================================================

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep if for future reference.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The investment objective of the FBP Contrarian Equity Fund (the "Equity Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP Contrarian Balanced Fund (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is used. Contrarian investing seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued, usually because they are out of favor with most of the investment community. A company's securities may be out of favor due to earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons.

FBP  CONTRARIAN  EQUITY  FUND
The Equity Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will be primarily invested in the securities of established companies having operating histories of 10 years or longer and having a market capitalization of $500 million or more.

The Equity Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP CONTRARIAN BALANCED FUND
The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal circumstances, the Balanced Fund's portfolio allocation ranges will be as follows:

                        % of Net Assets
                        ---------------
                        Equity Securities          40-70%
                        Fixed Income Securities    25-50%
                        Money Market Instruments    0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The contrarian approach of the Advisor searches for securities that are "out of favor" in the market. If securities selected by the Advisor never regain a favorable position in the market, the Funds may not realize their investment objectives.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                           FBP CONTRARIAN EQUITY FUND

[GRAPHIC OMITTED]

      1994    1995    1996    1997    1998    1999    2000    2001    2002
      4.62%  30.41%  22.76%  25.42%  17.92%   3.72%  -1.92%  11.38%  -21.71%


During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -16.85%   during  the  quarter  ended   September  30,  2002.

The year-to-date return through June 30, 2003 is 12.44%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                          FBP CONTRARIAN BALANCED FUND

[GRAPHIC OMITTED]

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 9.96%   1.86%  25.68%  16.56%  20.63%  15.14%   5.31%   1.05%   9.92%  -13.72%

During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -10.78%   during  the  quarter  ended   September  30,  2002.

The year-to-date return through June 30, 2003 is 10.91%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP CONTRARIAN EQUITY FUND
                                                                      SINCE
                                                                    INCEPTION
                                            ONE YEAR  FIVE YEARS (JULY 30, 1993)
                                            --------  --------- --------------

Return Before Taxes ....................     -21.71%      0.91%       9.29%
Return After Taxes on Distributions ....     -22.01%      0.33%       8.40%
Return After Taxes on Distributions
 and Sale of Fund Shares ...............     -13.32%      0.59%       7.46%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)  -22.10%     -0.58%       9.43%

FBP CONTRARIAN BALANCED FUND

                                             ONE YEAR   FIVE YEARS  TEN YEARS
                                             --------   ----------  ---------

Return Before Taxes ....................     -13.72%      3.05%       8.69%
Return After Taxes on Distributions ....     -14.82%      1.28%       6.81%
Return After Taxes on Distributions
 and Sale of Fund Shares ...............      -8.05%      2.06%       6.58%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)  -22.10%     -0.58%       9.32%

Lipper Balanced Fund Index(2)
 (reflects no deduction for taxes)......     -10.69%      2.10%       7.53%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                   Equity          Balanced
                                                    Fund             Fund
                                                  --------         --------

Management Fee .............................        0.70%            0.70%
Administrator's Fees .......................        0.13%            0.14%

Other Expenses .............................        0.17%            0.16%
                                                  --------         --------
Total Annual Fund Operating Expenses .......        1.00%            1.00%
                                                  ========         ========


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          EQUITY     BALANCED
                                           FUND        FUND
                                          -----        -----
                  l Year ................ $ 102        $ 102
                  3 Years ...............   318          318
                  5 Years ...............   552          552
                  10 Years .............. 1,225        1,225

ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVES
The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES
The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually be the equity securities of domestic, established companies.

The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Advisor's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or
     o    the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Advisor's opinion. In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o    research material generated by the brokerage community;
     o    investment and business publications and general investor attitudes;
     o valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios and dividend yield, compared to historical valuations and future prospects for the company as judged by the Advisor; and
     o    periodic company reports and announcements.

In order to implement the Funds' contrarian strategy, the Advisor allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Freshly identified contrarian securities will normally comprise approximately 25% of the equities held by each Fund. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise approximately 50% of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies will normally comprise approximately 25% of the equities held by each Fund. These once contrarian issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Advisor expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.

OPTIONS. When the Advisor believes that individual portfolio securities held by the Funds are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.


The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS
To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.


The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline.


At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                        The Flippin, Bruce & Porter Funds
                        c/o Shareholder Services
                        P.O. Box 46707
                        Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                        US Bank,  N.A.
                        ABA# 042000013
                        For FBP Funds #19945-6740
                        For either   FBP Contrarian Equity Fund or
                                     FBP Contrarian Balanced Fund
                        For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV. There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

                        The Flippin, Bruce & Porter Funds
                        c/o Shareholder Services
                        P.O. Box 46707
                        Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.


HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE FUNDS
================================================================================
Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Advisor") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                        FBP CONTRARIAN EQUITY FUND
                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================

                                                                 YEARS ENDED MARCH 31,
--------------------------------------------------------------------------------------------------
                                                     2003      2002      2001      2000     1999
--------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........  $  23.59  $  21.78  $  20.82  $  22.57  $  21.45
                                                  --------  --------  --------  --------  --------

Income (loss) from investment operations:
 Net investment income .........................      0.20      0.18      0.25     0.18       0.13
 Net realized and unrealized gains (losses)
  on investments ...............................     (6.47)     1.81      1.22    (1.38)      1.50
                                                  --------  --------  --------  --------  --------
Total from investment operations ...............     (6.27)     1.99      1.47    (1.20)      1.63
                                                  --------  --------  --------  --------  --------

Less distributions:
  Dividends from net investment income .........     (0.20)    (0.18)    (0.25)   (0.18)     (0.13)
  Distributions from net realized gains ........        --        --     (0.26)   (0.37)     (0.38)
                                                  --------  --------  --------  --------  --------
Total distributions ............................     (0.20)    (0.18)    (0.51)   (0.55)     (0.51)
                                                  --------  --------  --------  --------  --------

Net asset value at end of year .................  $  17.12  $  23.59  $  21.78  $ 20.82   $  22.57
                                                  ========  ========  ========  =======   ========


Total return ...................................   (26.61%)     9.19%     7.17   (5.40%)     7.74%
                                                  ========  ========  ========  =======   ========

Net assets at end of year (000's) ..............  $ 48,552  $ 62,657  $ 54,950  $55,791   $ 44,978
                                                  ========  ========  ========  =======   ========



Ratio of expenses to average net assets ........      1.00%     0.97%     0.98     1.04%      1.08%

Ratio of net investment income to
 average net assets ............................      1.06%     0.80%     1.18     0.83%      0.63%

Portfolio turnover rate ........................        12%       15%       26%      20%        18%



                                        FBP CONTRARIAN BALANCED FUND
                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================

                                                                 YEARS ENDED MARCH 31,
--------------------------------------------------------------------------------------------------
                                                     2003      2002      2001      2000     1999
--------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........  $  17.68  $  17.26  $  17.70  $ 19.36   $  19.08
                                                  --------  --------  --------  -------   --------

Income (loss) from investment operations:
 Net investment income .........................      0.36      0.39      0.44     0.40       0.39
 Net realized and unrealized gains (losses)
  on investments ...............................     (3.21)     0.92      0.81    (0.74)      1.21
                                                  --------  --------  --------  -------   --------
Total from investment operations ...............     (2.85)     1.31      1.25    (0.34)      1.60
                                                  --------  --------  --------  -------   --------

Less distributions:
 Dividends from net investment income ..........     (0.37)    (0.39)    (0.44    (0.40)     (0.39)
 Distributions from net realized gains .........        --     (0.50)    (1.25)   (0.92)     (0.93)
                                                  --------  --------  --------  -------   --------
Total distributions ............................     (0.37)    (0.89)   (1.69)    (1.32)     (1.32)
                                                  --------  --------  --------  -------   --------

Net asset value at end of year .................  $  14.46  $  17.68  $  17.26  $ 17.70   $  19.36
                                                  ========  ========  ========  =======   ========

Total return ...................................   (16.16%)     7.73%     7.34%  (1.87%)      8.74%
                                                  ========  ========  ========  =======   ========


Net assets at end of year (000's) ..............  $ 44,333  $ 52,809  $ 50,096  $59,673   $ 64,963
                                                  ========  ========  ========  =======   ========

Ratio of expenses to average net assets ........      1.00%     0.98%     0.99     1.02%      1.04%

Ratio of net investment income to
 average net assets ............................      2.31%     2.20%(a)  2.43     2.11%      2.05%

Portfolio turnover rate ........................        21%       20%       13%      31%        25%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties. This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

[GRAPHIC OMITTED]                      THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                             -----------------------

                             INVESTMENT ADVISOR
                             Flippin, Bruce & Porter, Inc.
                             800 Main Street, Second Floor
                             P.O. Box 6138
                             Lynchburg,  Virginia 24505
                             Toll-Free 1-800-327-9375

                             ADMINISTRATOR
                             Ultimus Fund Solutions, LLC
                             P.O. Box 46707
                             Cincinnati, Ohio 45246-0707
                             Toll-Free 1-866-738-1127

                             CUSTODIAN
                             US Bank, N.A
                             425 Walnut Street
                             Cincinnati, 45202


                             INDEPENDENT AUDITORS
                             Tait, Weller & Baker
                             1818 Market Street, Suite 2400
                             Philadelphia, Pennsylvania 19103


                             LEGAL COUNSEL
                             Sullivan & Worcester LLP
                             One Post Office Square
                             Boston, Massachusetts 02109

                             OFFICERS
                             John M. Flippin, President
                             John T. Bruce, Vice President
                              and Portfolio Manager
                             R. Gregory Porter, III, Vice President

                             TRUSTEES
                             Austin Brockenbrough, III
                             John T. Bruce
                             Charles M. Caravati, Jr
                             J. Finley Lee, Jr
                             Richard Mitchell
                             Richard L. Morrill
                             Harris V. Morrissette
                             Erwin H. Will, Jr
                             Samuel B. Witt, III


================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-5685

================================================================================

                                                 THE FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                   Send completed application to:
                                                                                                    FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ____________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

-------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box _______________________________________________  Employer Name/Address _____________________________________

City _______________________________  State___________Zip ________  Occupation ________________________________________________

Telephone ________________________________________U.S. Citizen ____ Resident Alien ____Non Resident ___________________________
                                                                                                      (Country of Residence)

Are you an associated person of an NASD member?  / / Yes   / / No

-------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Company _______________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for  $ _____________________ (Please indicate Fund below)

                   / / FBP Contrarian Equity Fund        / / FBP Contrarian Balanced Fund

/ / Funds were wired to US Bank on _____________________ in the amount of $ ________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR
WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE FBP FUNDS #19945-6740
               FOR THE FBP CONTRARIAN EQUITY FUND OR FBP CONTRARIAN BALANCED FUND
               FOR  (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE FLIPPIN, BRUCE & PORTER  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent. The Funds and their
Agent shall not be liable for any  claims,  expenses  or  losses  resulting  from  having  acted  upon any  instruction reasonably believed to be genuine.
-------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE  FLIPPIN,  BRUCE &  PORTER  FUNDS  by  withdrawing  from  the  commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ FBP CONTRARIAN EQUITY FUND                  / / the last business day of each month

$________________________ FBP CONTRARIAN BALANCED FUND                / / the 15th day of each month

                                                                      / / both the 15th and last business day

_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

-------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for myself  and my  successors and  assigns does hereby  release Ultimus
Fund Solutions, LLC, Williamsburg  Investment  Trust, Flippin,  Bruce &  Porter, Inc.,and their respective officers, employees, agents and affiliates from any  and all  liability in  the  performance  of  the acts  instructed  herein  provided  that  such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the federal income tax law.  I recognize  that the Internal Revenue Service does not require  my consent  to  any  provision of this document other  than  the certifications required to avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                                      THE

                               GOVERNMENT STREET

                                     FUNDS


                              NO-LOAD MUTUAL FUNDS



                                   PROSPECTUS


                                 AUGUST 1, 2003



                         T. LEAVELL & ASSOCIATES, INC.
                         -----------------------------
                               INVESTMENT ADVISER
                         -----------------------------
                                  FOUNDED 1979


--------------------------------------------------------------------------------

                       The Government Street Equity Fund
                        The Government Street Bond Fund
                         The Alabama Tax Free Bond Fund


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The investment objective of The Government Street Equity Fund is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objectives of The Government Street Bond Fund are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of The Alabama Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.


The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government Securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

THE ALABAMA TAX FREE BOND FUND


The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


The securities in the Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium sized companies may be subject to greater price fluctuations.

THE  GOVERNMENT  STREET  BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY


The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare to those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                       THE GOVERNMENT STREET EQUITY FUND

[GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999   2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
  3.16%  -2.78%  27.42%  21.48%  27.84%  23.73%  17.71% -3.83%  -13.01% -21.30%

During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -15.90%   during  the  quarter  ended   September  30,  2002.

The year-to-date return through June 30, 2003 is 11.06%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                        THE GOVERNMENT STREET BOND FUND

[GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999   2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
 8.80%   -2.69%  15.46%   3.67%   7.83%   7.43%  -1.02% 10.25%  8.09%    8.33%



During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2003 is 2.82%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                         THE ALABAMA TAX FREE BOND FUND

[GRAPHIC OMITTED]

     1994    1995    1996    1997    1998    1999   2000    2001    2002
     ----    ----    ----    ----    ----    ----   ----    ----    ----
    -3.18%  12.42%   3.77%   6.31%  5.13%   -0.98%  8.19%   4.36%   8.42%



During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2003 is 2.67%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                               DECEMBER 31, 2002


The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE GOVERNMENT STREET EQUITY FUND
                                            ONE YEAR    FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------

Return Before Taxes ....................     -21.30%      -0.84%       6.65%

Return After Taxes on Distributions ....     -21.51%      -1.22%       5.97%

Return After Taxes on Distributions
 and Sale of Fund Shares ...............     -13.07%      -0.71%       5.32%

STANDARD & POOR'S 500 INDEX(1) (reflects no
 deduction for fees, expenses, or taxes)     -22.10%      -0.58%       9.32%



THE GOVERNMENT STREET BOND FUND
                                             ONE YEAR    FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------

Return Before Taxes ....................       8.33%       6.54%       6.49%

Return After Taxes on Distributions ....       6.16%       4.13%       3.96%

Return After Taxes on Distributions
 and Sale of Fund Shares ...............       5.05%       4.01%       3.91%

LEHMAN GOVERNMENT/CORPORATE
 INTERMEDIATE BOND INDEX(2)
 (reflects no deduction for fees,
  expenses or taxes) ...................       9.82%       7.48%       7.07%

90-DAY TREASURY BILL INDEX(3)(reflects
 no deduction for fees, expenses,
 or taxes) .............................       1.69%       4.46%       4.63%


THE ALABAMA TAX FREE BOND FUND
                                                                     SINCE INCEPTION
                                             ONE YEAR   FIVE YEARS  (JANUARY 15, 1993)
--------------------------------------------------------------------------------------
Return Before Taxes ....................       8.42%       4.97%          5.16%

Return After Taxes on Distributions ....       8.42%       4.97%          5.16%

Return After Taxes on Distributions
 and Sale of Fund Shares ...............       6.69%       4.81%          5.00%

LEHMAN 7-YEAR G.O. MUNICIPAL
 BOND INDEX(4)  (reflects no deduction
 for fees, expenses, or taxes) .........       9.98%       6.03%          6.31%

LEHMAN 3-YEAR MUNICIPAL BOND
 INDEX(5)(reflects no deduction for
 fees, expenses, or taxes) .............       6.73%       5.33%          5.20%

LIPPER INTERMEDIATE MUNICIPAL BOND
 FUND INDEX(6) (reflects no deduction
 for taxes) ............................       8.35%       5.15%          5.56%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(2) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.

(3)  The  90-Day   Treasury   Bill  Index  is  an  unmanaged   index   generally
     representative of the average yield of 90-day Treasury bills.

(4) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.

(5) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(6)  The  Lipper  Intermediate   Municipal  Bond  Fund  Index  is  an  index  of
     intermediate-term municipal bond funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):    NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                        THE              THE             THE
                                     GOVERNMENT       GOVERNMENT       ALABAMA
                                       STREET           STREET        TAX FREE
                                     EQUITY FUND      BOND FUND       BOND FUND
--------------------------------------------------------------------------------
Management Fee ..................      0.60%            0.50%           0.35%

Administrator's Fees ............      0.12%            0.07%           0.14%
Other Expenses ..................      0.09%            0.14%           0.20%
                                       ----             ----            ----
Total Annual Fund
 Operating Expenses .............      0.81%            0.71%           0.69%*
                                       ====             ====            ====


* The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses to 0.65% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver at any time in the Adviser's sole discretion.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       THE              THE             THE
                                     GOVERNMENT       GOVERNMENT       ALABAMA
                                       STREET           STREET        TAX FREE
                                     EQUITY FUND      BOND FUND       BOND FUND
--------------------------------------------------------------------------------

1 year ..........................     $  83            $  73           $  70
3 years .........................       259              227             221
5 years .........................       450              395             384
10 years ........................     1,002              883             859

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                          The Government Street Funds
                          c/o Shareholder Services
                          P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         US Bank, N.A.
         ABA# 042000013
         For The Government Street Funds #19945-6682
         For The [name of Fund]
         For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below. Your request should be addressed to:

                  The Government Street Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.


You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.

You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.


HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Equity Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================
INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment

Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET BOND FUND

Mary Shannon Hope is primarily responsible for managing the portfolio of the Bond Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Adviser since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is a Vice President of the Adviser and has been a portfolio manager with the firm since 1986. Prior to joining the Adviser, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a B.S. degree, Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

BOARD OF TRUSTEES. The Funds are each a series of Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the Funds. A majority of the Trustees are independent and not affiliated with the Adviser.

Richard Mitchell, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). Education: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.

Austin Brockenbrough, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. (since 1970). Education: B.S., University of Richmond, 1962.

John T. Bruce, C.F.A., Principal, Flippin, Bruce & Porter, Inc. Education: B.S., Finance, Virginia Polytechnic Institute and State University, 1976.

Charles M. Caravati, Jr., M.D., Physician (retired). Education: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.

J. Finley Lee, Jr., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. Education: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

Richard L. Morrill, Chancellor and Distinguished University Professor of Ethics and Democratic Values, University of Richmond. Education: A.B., Brown
University,  1961; B.D., Yale University,  1964; Ph.D.,  Duke University,  1967.

Harris V. Morrissette, President, Marshall Biscuit Company. Education: B.S., University of Alabama, 1982.

Erwin H. Will, Jr., C.F.A., Chief Investment Officer, Virginia Retirement System (retired). Education: B.S., University of Virginia, 1956.

Samuel B. Witt, III, Senior Vice President and General Counsel, Stateside Associates Inc. Education: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.


A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.


Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund may write covered call options. Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Equity Fund for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                  YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002       2001     2000     1999
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........  $  45.55   $  45.14  $  57.07  $ 48.10   $  43.79
                                                  --------   --------  --------  -------   --------

Income (loss) from investment operations:
 Net investment income .........................      0.28      0.21      0.19      0.18       0.27
 Net realized and unrealized
  gains (losses) on investments ................    (11.42)     0.41    (11.93)     9.39       6.01
                                                  --------   --------  --------  -------   --------
Total from investment operations ...............    (11.14)     0.62    (11.74)     9.57       6.28
                                                  --------   --------  --------  -------   --------
Less distributions:
 Dividends from net investment income ..........     (0.28)    (0.21)    (0.19)    (0.18)     (0.27)
 Distributions from net realized gains .........        --        --        --     (0.42)     (1.70)
                                                  --------   --------  --------  -------   --------
Total distributions ............................     (0.28)    (0.21)    (0.19)    (0.60)     (1.97)
                                                  --------   --------  --------  -------   --------
Net asset value at end of year .................  $  34.13   $ 45.55   $ 45.14   $ 57.07   $  48.10
                                                  ========   =======   =======   =======   ========

Total return ...................................   (24.47%)     1.38%  (20.61%)    19.93%     14.81%
                                                  ========   =======   =======   =======   ========

Net assets at end of year (000's) ..............  $ 87,837  $105,701   $ 95,51  $116,447   $ 90,707
                                                  ========   =======   =======   =======   ========
Ratio of expenses to average net assets ........      0.80%     0.80%     0.80      0.83%      0.85%

Ratio of net investment income
 to average net assets .........................      0.76%     0.47%     0.36      0.35%      0.61%

Portfolio turnover rate ........................        12%       17%       11%       17%        22%


THE GOVERNMENT STREET BOND FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                  YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002(a)    2001    2000      1999
---------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........  $  20.75  $  20.90   $ 19.79   $ 20.90   $  21.06
                                                  --------  --------   -------   -------   --------

Income (loss) from investment operations:
 Net investment income .........................      0.99      1.07      1.23      1.23       1.27
 Net realized and unrealized
  gains (losses) on investments ................      0.92     (0.06)     1.11     (1.11)     (0.16)
                                                  --------  --------   -------   -------   --------
Total from investment operations ...............      1.91      1.01      2.34      0.12       1.11
                                                  --------  --------   -------   -------   --------
Dividends from net investment income ...........     (1.11)    (1.16)    (1.23)    (1.23)     (1.27)
                                                  --------  --------   -------   -------   --------
Net asset value at end of year .................  $  21.55  $  20.75   $ 20.90   $ 19.79   $  20.90
                                                  ========  ========   =======   =======   ========
Total return ...................................      9.36%     4.88%    12.25      0.67%      5.38%
                                                  ========  ========   =======   =======   ========

Net assets at end of year (000's) ..............  $ 58,665  $ 53,688   $49,180   $45,156   $ 43,041
                                                  ========  ========   =======   =======   ========

Ratio of expenses to average net assets ........      0.71%     0.70%     0.69%     0.70%      0.73%

Ratio of net investment income
 to average net assets .........................      4.62%     5.06%     6.12%     6.12%      6.01%

Portfolio turnover rate ........................        39%       18%        9%       20%        17%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


THE ALABAMA TAX FREE BOND FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                  YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002(a)    2001    2000      1999
---------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........  $  10.40  $  10.55   $ 10.13   $ 10.54   $  10.49
                                                  --------  --------   -------   -------   --------

Income (loss) from investment operations:
 Net investment income .........................      0.40      0.42      0.44      0.44       0.44
 Net realized and unrealized
  gains (losses) on investments ................      0.49     (0.15)     0.42     (0.41)      0.05
                                                  --------  --------   -------   -------   --------
Total from investment operations ...............      0.89      0.27      0.86      0.03       0.49
                                                  --------  --------   -------   -------   --------

Dividends from net investment income ...........     (0.40)    (0.42)    (0.44)    (0.44)     (0.44)
                                                  --------  --------   -------   -------   --------

Net asset value at end of year .................  $  10.89  $  10.40   $ 10.55   $ 10.13   $  10.54
                                                  ========  ========   =======   =======   ========

Total return ...................................      8.67%     2.61%     8.71%     0.34%      4.73%
                                                  ========  ========   =======   =======   ========

Net assets at end of year (000's) ..............  $ 34,729  $ 31,603   $28,091  $ 23,048   $ 21,560
                                                  ========  ========   =======   =======   ========

Ratio of net expenses to average
 net assets(b) .................................      0.65%     0.65%     0.65%     0.65%      0.65%

Ratio of net investment income
 to average net assets .........................      3.74%     4.02%     4.29%     4.32%      4.16%

Portfolio turnover rate ........................         9%       10%        6%       19%         7%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.


(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.69%, 0.71%, 0.71%, 0.72%, and 0.76% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively.

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

--------------------------------------------------------------------------------

                           THE GOVERNMENT STREET FUNDS
                       ----------------------------------
                              NO LOAD MUTUAL FUNDS

                       INVESTMENT ADVISER
                       T. Leavell & Associates, Inc.
                       150 Government Street
                       Post Office Box 1307
                       Mobile, Alabama 36633
                       www.tleavell.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati,  Ohio 45246-0707
                       (Toll-Free) 1-866-738-1125

                       CUSTODIAN
                       US Bank, N.A.
                       425 Walnut Street
                       Cincinnati, Ohio 45202


                       INDEPENDENT AUDITORS
                       Tait, Weller & Baker
                       1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103


                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, Massachusetts 02109

                       BOARD OF TRUSTEES
                       Richard Mitchell, President
                       Austin Brockenbrough III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt III

================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary .........................................................  2
Synopsis of Costs and Expenses .............................................. 10
How to Purchase Shares ...................................................... 11
How to Redeem Shares ........................................................ 13
How Net Asset Value is Determined ........................................... 15
Management of the Funds ..................................................... 15
Dividends, Distributions and Taxes .......................................... 18
Additional Investment Information ........................................... 20
Financial Highlights ........................................................ 23
Customer Privacy Policy ..................................................... 26

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                               File No. 811-5685

                           THE GOVERNMENT STREET FUNDS
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts  will be  registered  joint tenants
                             with the  right of  survivorship  unless  otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                      (Country of Residence)

Are you an associated person of an NASD member?  / / Yes   / / No

---------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds were wired to US Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND  $________________

/ / GOVERNMENT STREET BOND FUND    $________________

/ / ALABAMA TAX FREE BOND FUND     $________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent. The Funds and their
Agent shall not be liable for any  claims,  expenses  or  losses  resulting  from  having  acted  upon any  instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of ____________________
Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of THE GOVERNMENT  STREET FUNDS by withdrawing  from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

$________________________ Government Street Equity Fund      / / the last business day of each month

$________________________ Government Street Bond Fund        / / the 15th day of each month

$________________________ Alabama Tax Free Bond Fund         / / both the 15th and last business day


_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify that I have full right and power,  and legal  capacity to purchase shares of the Funds and affirm  that I have received a current  prospectus  and understand the invest-ment  objectives and policies stated  therein. The investor hereby ratifies any  instructions  given pursuant to this  Application  and  for  himself  and  his  successors  and  assigns  does hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) the Social  Security Number or Tax  Identification  Number  shown  is correct and (2) I am not subject to backup  withholding.  The  certifications  in  this  paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  The  Internal  Revenue  Service  does  not  require  my  consent  to any  provision of this  document  other than  the


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND




                                   PROSPECTUS



                                 AUGUST 1, 2003



                               INVESTMENT ADVISOR
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .........................................................  3
Synopsis of Costs and Expenses .............................................. 11
Additional Investment Information ........................................... 12
How to Purchase Shares ...................................................... 21
How to Redeem Shares ........................................................ 23
How Net Asset Value is Determined ........................................... 25
Management of the Funds ..................................................... 26
Dividends, Distributions and Taxes .......................................... 28
Financial Highlights ........................................................ 31
Customer Privacy Policy ..................................................... 35

--------------------------------------------------------------------------------
THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Co., Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com


SUB-ADVISOR
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110


ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio  45246-0707
(Toll-Free) 1-866-738-1126


INDEPENDENT  AUDITORS
Tait,  Weller & Baker
1818  Market  Street,  Suite  2400
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP One Post
Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS

THE JAMESTOWN BALANCED FUND
  Charles M. Caravati III, CFA
  Lawrence B. Whitlock, Jr., CFA
  Joseph A. Jennings III, CFA

THE JAMESTOWN EQUITY FUND
  Charles M. Caravati III, CFA
  Lawrence B. Whitlock, Jr., CFA

THE JAMESTOWN INTERNATIONAL
 EQUITY FUND
  Kathleen Harris, CFA

THE JAMESTOWN TAX EXEMPT
 VIRGINIA FUND
  Beth Ann Gustafson, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. Please read the Prospectus carefully and keep it for future reference.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations, U.S. Government Securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN  EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND

The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.


JAMESTOWN TAX EXEMPT VIRGINIA FUND

At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND

The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities  will  fluctuate  in  response  to  stock  market  movements.  Equity securities are subject to market rises and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.


The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN  EQUITY  FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare to those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                            JAMESTOWN BALANCED FUND

[GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999   2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
  4.41%   0.08%  29.22%  15.75%  19.89%  18.27%  11.47%  0.85%  -11.28% -10.41%


During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.


The year-to-date return through June 30, 2003 is 8.40%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                             JAMESTOWN EQUITY FUND


[GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999   2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
  2.05%   1.10%  34.27%  21.06%  25.53%  23.97%  16.65% -1.71%  -19.78% -20.90%



During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -16.33%   during  the  quarter  ended   September  30,  2001.


The year-to-date return through June 30, 2003 is 11.08%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                      JAMESTOWN INTERNATIONAL EQUITY FUND

[GRAPHIC OMITTED]

              1997      1998      1999     2000      2001      2002
              ----      ----      ----     ----      ----      ----
             12.43%    23.95%    39.61%   -20.41%   -27.27%   -20.18%


During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a
quarter  was  -21.45%   during  the  quarter  ended   September  30,  2002.

The year-to-date return through June 30, 2003 is 6.77%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND


[GRAPHIC OMITTED]

       1994    1995    1996    1997    1998    1999   2000    2001    2002
       ----    ----    ----    ----    ----    ----   ----    ----    ----
      -3.69%  12.21%   3.87%   7.07%   5.40%  -1.74%  8.99%   4.44%   8.33%

During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.

The year-to-date return through June 30, 2003 is 2.73%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JAMESTOWN BALANCED FUND
                                               1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Return Before Taxes .......................   -10.41%        1.11%        7.07%
Return After Taxes on Distributions .......   -11.46%       -0.19%        5.22%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................    -6.09%        0.58%        5.16%

Standard & Poor's 500 Index(1) (reflects no
 deduction for fees, expenses, or taxes)...   -22.10%       -0.58%        9.32%

JAMESTOWN EQUITY FUND

                                               1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Return Before Taxes .......................   -20.90%       -2.04%        6.62%
Return After Taxes on Distributions .......   -20.98%       -2.55%        5.80%
Return After Taxes on Distributions
and Sale of Fund Shares ...................   -12.83%       -1.56%        5.34%

Standard & Poor's 500 Index(1) (reflects no
deduction for fees, expenses, or taxes) ...   -22.10%       -0.59%        9.34%


JAMESTOWN INTERNATIONAL EQUITY FUND
                                                                          SINCE
                                                                        INCEPTION
                                               1 YEAR      5 YEARS   (APRIL 16, 1996)
------------------------------------------------------------------------------------

Return Before Taxes .......................   -20.18%       -4.38%        -1.92%
Return After Taxes on Distributions .......   -20.18%       -5.27%        -2.66%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................   -12.39%       -3.08%        -1.26%

Morgan Stanley Europe, Australia and
 Far East ("EAFE") Index(2) (reflects no
 deduction for fees, expenses, or taxes)...   -15.94%       -2.89%        -1.89%



JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                                          SINCE
                                                                        INCEPTION
                                               1 YEAR      5 YEARS   (SEPT. 1, 1993)
------------------------------------------------------------------------------------

Return Before Taxes .......................      8.33%      5.02%         5.01%
Return After Taxes on Distributions .......      8.33%      5.01%         5.00%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................      6.63%      4.84%         4.88%

Lehman Municipal Bond Index(3) (reflects no
 deduction for fees, expenses, or taxes)...      9.53%      6.05%         6.16%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of performance of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                               INTERNATIONAL   TAX EXEMPT
                                        BALANCED      EQUITY       EQUITY       VIRGINIA
                                          FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------
Sales Charge Imposed on Purchases ....    None         None         None          None
Contingent Deferred Sales Charge .....    None         None         None          None
Sales Charge Imposed on
 Reinvested Dividends ................    None         None         None          None
Redemption Fee (as a percentage of
 the amount redeemed) ................    None         None           2%*         None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                               INTERNATIONAL   TAX EXEMPT
                                        BALANCED      EQUITY       EQUITY       VIRGINIA
                                          FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------
Management Fee .......................    0.65%        0.65%        1.00%        0.40%

Administrator's Fees .................    0.12%        0.14%        0.20%        0.14%
Other Expenses .......................    0.13%        0.17%        0.50%        0.16%
                                         ------       ------       ------       ------

Total Annual Fund Operating Expenses .    0.90%        0.96%        1.70%**      0.70%**
                                         ======       ======       ======       ======

** The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund to 1.38% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               INTERNATIONAL   TAX EXEMPT
                                        BALANCED      EQUITY       EQUITY       VIRGINIA
                                          FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------

1 Year ...............................  $  92         $  98       $  173         $  72
3 Years ..............................    287           306          536           224
5 Years ..............................    498           531          923           390
10 Years .............................  1,108         1,178        2,009           871


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND
EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of its investments in international markets in an effort to modify the affects of currency fluctuations.

The Sub-Advisor, Oechsle International Advisor, LLC, combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. The Sub-Advisor focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities, occur and aims to transform these into substantial returns (although favorable results cannot be assured) guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.

Country, currency, sector and security allocations are refined in meetings of the investment team involving members of the investment staff. Using significant over weighting/underweighting of markets identified as fundamentally attractive, the investment team identifies investment opportunities representing marketable securities in which the firm has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

The Sub-Advisor believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

CERTAIN RISK CONSIDERATIONS
In purchasing equities, the Fund is subject to the risk that stock prices will fall over extended periods of time. The value of the Fund's equities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or development. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.

Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include: changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation, or in the U.S., that affect foreign investment.


CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.


                            TAX EXEMPT VIRGINIA FUND
The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the fed-eral alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

The Fund requires that 90% of its assets must be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's.

RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                              The Jamestown Funds
                              c/o Shareholder Services
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                              US Bank, N.A.
                              ABA# 042000013
                              For The Jamestown Funds #19945-6716
                              For The [name of Fund]
                              For [Shareholder name and account number
                                   or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before mak-ing an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below. Your request should be addressed to:
                              The Jamestown Funds
                              c/o Shareholder Services
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (JAMESTOWN INTERNATIONAL EQUITY FUND ONLY). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The redemption fee is imposed only on certain shareholder accounts of the Fund. The International Equity Fund does not impose the fee on

o    Accounts  established  by  investment  advisory  clients  of the  Advisor

o Accounts established by investment advisory clients of any other investment adviser to funds within Williamsburg Investment Trust

o    Accounts of qualified  tax-deferred  retirement  plans  subject to ERISA

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.


SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.


HOW NET ASSET VALUE IS  DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================
INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.


BALANCED FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets.


Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. The Sub-Advisor is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.


The Sub-Advisor has more than 20 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor utilizes a team approach to the management of the Fund. All of the Sub-Advisor's portfolio managers and research analysts are members of the investment team that develops a broad investment strategy, establishes a framework for country allocations, and contributes to individual stock ideas. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris, CFA has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND--Beth Ann Gustafson, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Gustafson is a Vice President of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.


INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


                                          THE JAMESTOWN BALANCED FUND
                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================

                                                                 YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002(a)     2001     2000     1999
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........  $  15.66   $  16.78   $  19.83 $  18.12  $  17.38
                                                  --------   --------   -------- --------  --------

Income (loss) from investment operations:
  Net investment income ........................      0.31       0.32       0.35     0.35      0.34
  Net realized and unrealized gains
   (losses) on investments .....................     (1.88)     (0.86)     (2.82)    2.49      0.95
                                                  --------   --------   -------- --------  --------
Total from investment operations ...............     (1.57)     (0.54)     (2.47)    2.84      1.29
                                                  --------   --------   -------- --------  --------

Less distributions:
 Dividends from net investment income ..........     (0.33)     (0.35)     (0.35)   (0.35)    (0.34)
 Distributions from net realized gains .........        --      (0.23)     (0.23)   (0.78)    (0.21)
                                                  --------   --------   -------- --------  --------
Total distributions ............................     (0.33)     (0.58)     (0.58)   (1.13)    (0.55)
                                                  --------   --------   -------- --------  --------

Net asset value at end of year .................  $  13.76   $  15.66   $  16.78 $  19.83  $  18.12
                                                  ========   ========   ======== ========  ========


Total return ...................................   (10.06%)    (3.22%)   (12.65%)   15.90%     7.56%
                                                  ========   ========   ======== ========  ========


Net assets at end of year (000's) ..............  $ 65,339   $ 96,824   $109,333 $128,201  $112,804
                                                  ========   ========   ======== ========  ========


Ratio of gross expenses to average
 net assets ....................................      0.90%      0.86%      0.87%    0.88%     0.88%

Ratio of net expenses to average
 net assets(b) .................................      0.87%      0.83%      0.85%    0.86%     0.86%

Ratio of net investment income to
 average net assets ............................      2.12%      1.97%      1.84%    1.85%     1.95%

Portfolio turnover rate ........................        38%        62%        64%      62%       69%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.


                                             THE JAMESTOWN EQUITY FUND
                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================

                                                                 YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002       2001     2000     1999
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........  $  18.40   $  19.94   $  26.02 $  21.76  $  20.16
                                                  --------   --------   -------- --------  --------

Income (loss) from investment operations:
 Net investment income (loss) ..................      0.04       0.06      (0.00)    0.03      0.07
 Net realized and unrealized gains
  (losses) on investments ......................     (3.93)     (1.54)     (5.51)    5.18      1.60
                                                  --------   --------   -------- --------  --------
Total from investment operations ...............     (3.89)     (1.48)     (5.51)    5.21      1.67
                                                  --------   --------   -------- --------  --------

Less distributions:
 Dividends from net investment income ..........     (0.04)     (0.06)       --     (0.03)    (0.07)
 Distributions from net realized gains .........       --         --       (0.57)   (0.92)     --
                                                  --------   --------   -------- --------  --------
Total distributions ............................     (0.04)     (0.06)     (0.57)   (0.95)    (0.07)
                                                  --------   --------   -------- --------  --------

Net asset value at end of year .................  $  14.47   $  18.40   $  19.94 $  26.02  $  21.76
                                                  ========   ========   ======== ========  ========


Total return ...................................    (21.15%)   (7.42%)    (21.49%)  24.04%     8.33%
                                                  ========   ========   ======== ========  ========


Net assets at end of year (000's) ..............  $ 38,619   $ 54,807   $ 60,914 $ 77,809  $ 63,416
                                                  ========   ========   ======== ========  ========


Ratio of gross expenses to average
 net assets ....................................      0.96%      0.90%      0.90%    0.91%     0.92%

Ratio of net expenses to average
 net assets(a) .................................      0.89%      0.86%      0.88%    0.88%     0.89%

Ratio of net investment income
 (loss) to average net assets ..................      0.25%      0.31%     (0.01%)   0.14%     0.35%

Portfolio turnover rate ........................        60%        89%        83%      67%       66%


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.


                                       THE JAMESTOWN INTERNATIONAL EQUITY FUND
                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================

                                                                 YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002       2001     2000     1999
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........  $   8.98   $  10.56   $  17.99 $  13.63  $  12.61
                                                  --------   --------   -------- --------  --------

Income (loss) from investment operations:
 Net investment income (loss) ..................      0.06       0.01      (0.03)   (0.00)     0.05
 Net realized and unrealized
  gains (losses) on investments
  and foreign currencies .......................     (2.69)     (1.47)     (5.48)    5.19      1.04
                                                  --------   --------   -------- --------  --------
Total from investment operations ...............     (2.63)     (1.46)     (5.51)    5.19      1.09
                                                  --------   --------   -------- --------  --------

Less distributions:
 Dividends from net investment income ..........     (0.05)     (0.05)     (0.05)   (0.04)    (0.07)
 Return of capital .............................      --        (0.08)      --       --        --
 Distributions from net realized gains .........      --         --        (1.87)   (0.79)     --
                                                  --------   --------   -------- --------  --------
Total distributions ............................     (0.05)     (0.13)     (1.92)   (0.83)    (0.07)
                                                  --------   --------   -------- --------  --------

Proceeds from redemption
 fees collected ................................      0.01       0.01       --       --        --
                                                  --------   --------   -------- --------  --------

Net asset value at end of year .................  $   6.31   $   8.98   $  10.56 $  17.99  $  13.63
                                                  ========   ========   ======== ========  ========

Total return ...................................   (29.18%)   (13.66%)   (33.29%)   39.35%     8.67%
                                                  ========   ========   ======== ========  ========

Net assets at end of year (000's) ..............  $ 21,308   $ 44,022   $ 59,664 $ 85,849  $ 54,019
                                                  ========   ========   ======== ========  ========

Ratio of net expenses to
 average net assets(a) .........................      1.38%      1.38%      1.41%    1.56%     1.51%

Ratio of net investment income
 (loss) to average net assets ..................      0.60%      0.12%     (0.24%) (0.01%)     0.38%

Portfolio turnover rate ........................        56%        80%        48%      52%       39%

(a) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 1.70% and 1.51% for the years ended March 31, 2003 and 2002, respectively.


                                       THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================

                                                                 YEARS ENDED MARCH 31,
                                                  -------------------------------------------------
                                                     2003      2002(a)     2001     2000     1999
---------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...........  $  10.12   $  10.22   $  9.79  $  10.22  $  10.16
                                                  --------   --------   -------  --------  --------

Income (loss) from investment operations:
 Net investment income .........................      0.38       0.41       0.43     0.42      0.43
 Net realized and unrealized gains
  (losses) on investments ......................      0.44      (0.10)      0.43    (0.42)     0.07
                                                  --------   --------   -------  --------  --------
Total from investment operations ...............      0.82       0.31       0.86     0.00      0.50
                                                  --------   --------   -------  --------  --------

Less distributions:
 Dividends from net investment income ..........     (0.38)     (0.41)     (0.43)   (0.42)    (0.43)
 Distributions from net realized gains .........      --         --         --      (0.01)    (0.01)
                                                  --------   --------   -------  --------  --------
Total distributions ............................     (0.38)     (0.41)     (0.43)   (0.43)    (0.44)
                                                  --------   --------   -------  --------  --------

Net asset value at end of year .................  $  10.56   $  10.12   $  10.22 $   9.79  $  10.22
                                                  ========   ========   ======== ========  ========

Total return ...................................      8.24%      3.04%      8.97%    0.04%     4.92%
                                                  ========   ========   ======== ========  ========

Net assets at end of year (000's) ..............  $ 36,424   $ 33,896   $ 30,182 $ 29,138  $ 25,626
                                                  ========   ========   ======== ========  ========

Ratio of net expenses to average
 net assets(b) .................................      0.69%      0.68%      0.68%    0.69%     0.73%

Ratio of net investment income to
 average net assets ............................      3.68%      4.02%      4.31%    4.27%     4.17%

Portfolio turnover rate ........................        28%        27%        47%      47%       31%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


(b) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 0.70% and 0.88% for the years ended March 31, 2003 and 1998, respectively.

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties. This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

--------------------------------------------------------------------------------

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                               File No. 811-5685

================================================================================

                                                 THE JAMESTOWN FUNDS
                                                                                                   Send completed application to:
                                                                                                              THE JAMESTOWN FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     ______________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street Address_______________________________________________________________ Employer Name/Address _____________________________

City ____________________________________________State________Zip _________  Occupation _________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident Alien ________________________
                                                                                                         (Country of Residence)

Are you an associated person of an NASD member?

---------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Company _________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds wired to US Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN INTERNATIONAL EQUITY FUND   $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX EXEMPT VIRGINA FUND     $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.____________________

Name of Registered Owner_________________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with  full  power to sell, assign or  transfer securities of
THE JAMESTOWN  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of any person(s)  purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent.  The Funds and their  Agent shall not be liable for any  claims,  expenses or losses  resulting  from  having  acted  upon any instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the 15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both the 15th and last business day

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any instructions  given pursuant to  this  Application  and  for  himself  and  his  successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons  to  prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds  under  the federal
income tax law. I recognize  that  the Internal  Revenue Service  does  not  require  my  consent  to  any   provision  of  this
document other   than   the  certifications  required  to  avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 AUGUST 1, 2003


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2
INVESTMENT LIMITATIONS.........................................................5
TRUSTEES AND OFFICERS..........................................................7
INVESTMENT ADVISER............................................................11
ADMINISTRATOR.................................................................13
DISTRIBUTOR...................................................................14
OTHER SERVICES................................................................14

PORTFOLIO SECURITIES AND BROKERAGE............................................14

SPECIAL SHAREHOLDER SERVICES..................................................16
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................18
NET ASSET VALUE DETERMINATION.................................................19
ALLOCATION OF TRUST EXPENSES..................................................19
ADDITIONAL TAX INFORMATION....................................................19
CAPITAL SHARES AND VOTING.....................................................21
CALCULATION OF PERFORMANCE DATA...............................................22
FINANCIAL STATEMENTS AND REPORTS..............................................25

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).............................26

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S.

Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                  Number of
                                                                                                                  Portfolios
                                                                                                                   in Fund
                                         Length of      Position(s)     Principal Occupation(s) During             Complex
Name, Address and Age                   Time Served      Held with      Past 5 Years and                         Overseen by
                                                           Trust        Directorships of Public Companies          Trustee
----------------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III (age 66)       Since            Trustee;      President  and  Managing   Director  of       10
1802 Bayberry Court, Suite 400        September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                   of The       Richmond,    Virginia;    Director   of
                                                       Jamestown Funds  Tredegar  Industries,   Inc.  (plastics
                                                                        manufacturer)  and Wilkinson  O'Grady &
                                                                        Co.  Inc.   (global   asset   manager);
                                                                        Trustee of University of Richmond


*John T. Bruce (age 49)                  Since            Trustee;      Principal  of Flippin,  Bruce & Porter,       10
800 Main Street                       September 1988   Vice President   Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                 of FBP
                                                         Contrarian
                                                         Equity Fund
                                                           and FBP
                                                         Contrarian
                                                        Balanced Fund

*Charles M. Caravati, Jr. (age 66)       Since           Chairman       Retired  physician;  retired  President       10
931 Broad Street Road                   June 1991       and Trustee     of Dermatology  Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103


*Richard Mitchell (age 54)               Since            Trustee;      Principal of T.  Leavell &  Associates,       10
150 Government Street                   June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                  The Government
                                                        Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 63)              Since            Trustee       Julian   Price   Professor    Emeritus,       10
200 Westminster Drive                  September 1988                   University of North  Carolina;  Trustee
Chapel Hill, North Carolina 27514                                       of    Albemarle     Investment    Trust
                                                                        (registered investment company)

Richard L. Morrill (age 64)              Since            Trustee       Chancellor      and       Distinguished       10
G19 Boatwright Library                  March 1993                      University   Professor  of  Ethics  and
Richmond, Virginia 23173                                                Democratic  Values at the University of
                                                                        Richmond;    Director    of    Tredegar
                                                                        Industries,        Inc.       (plastics
                                                                        manufacturer)       and       Albemarle
                                                                        Corporation   (polymers  and  chemicals
                                                                        manufacturer)

Harris V. Morrissette (age 43)           Since            Trustee       President   of  Marshall   Biscuit  Co.       10
100 Jacintoport Boulevard              March 1993                       Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                 Inc.  (airplane  fueling);  Director of
                                                                        BancTrust  Financial Group,  Inc. (bank
                                                                        holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 70)              Since           Trustee        Retired  Managing  Director of Equities       10
47 Willway Avenue                       July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                pension fund)

Samuel B. Witt III (age 67)              Since            Trustee       Senior  Vice   President   and  General       10
2300 Clarendon Boulevard, Suite 407     November 1988                   Counsel of Stateside  Associates,  Inc.
Arlington, Virginia 22201                                               (state government relations);  Director
                                                                        of  The  Swiss  Helvetia   Fund,   Inc.
                                                                        (closed-end investment company)



                                                                               8




Executive Officers:


John P. Ackerly IV (age 40)              Since          Vice President of       Senior Vice  President  of Davenport & Company LLC,
One James Center,                     November 1997  The Davenport Equity Fund  Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219


Joseph L. Antrim III (age 58)            Since               President of       Executive  Vice  President  of  Davenport & Company,
One James Center,                    November 1997   The Davenport Equity Fund LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Charles M. Caravati III (age 37)         Since              President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996    The Jamestown Balanced    Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund, The Jamestown
                                                          Equity Fund and
                                                          The Jamestown
                                                     International Equity Fund

Robert G. Dorsey (age 46)                Since            Vice President        Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230        November 2000                             registered   transfer   agent)  and  Ultimus   Fund
Cincinnati, Ohio 45246                                                          Distributors,   LLC  (a  registered  broker-dealer);
                                                                                formerly  President of  Countrywide  Fund  Services,
                                                                                Inc. (a mutual fund services company)

John M. Flippin (age 61)                 Since            President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     Contrarian Equity Fund  Lynchburg, Virginia
Lynchburg, Virginia 24504                                 and FBP Contrarian
                                                           Balanced Fund

Beth Ann Gustafson (age 44)              Since              President of        Vice  President  of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400          March 1995     The Jamestown Tax Exempt Inc., Richmond Virginia
Richmond, Virginia 23226                                  Virginia Fund

Timothy S. Healey (age 50)               Since           Vice President of      Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305            January 1995  The Alabama Tax Free Bond  Mobile, Alabama
Birmingham, Alabama 35223                                     Fund

J. Lee Keiger III (age 48)               Since           Vice President of      Senior Vice President of Davenport & Company, LLC,
One James Center,                     November 1997  The Davenport Equity Fund  Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

R. Gregory Porter III (age 62)           Since         Vice President of FBP    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988  Contrarian Equity Fund   Lynchburg, Virginia
Lynchburg, Virginia 24504                                and FBP Contrarian
                                                           Balanced Fund

Mark J. Seger (age 41)                   Since              Treasurer           Managing Director of Ultimus Fund  Solutions,  LLC
135 Merchant Street, Suite 230         November 2000                            and Ultimus Fund  Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.


Pamela C. Simms (age 41)                 Since            Vice President of     Account  Administrator  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         February 2003  The Jamestown Tax Exempt  Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                  Virginia Fund


John F. Splain  (age 46)                 Since              Secretary           Managing  Director of Ultimus Fund  Solutions,  LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund  Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice  President  and Secretary of  Countrywide Fund
                                                                                Services, Inc. and affiliated companies

Connie R. Taylor (age 52)                Since           Vice President of      Account  Administrator  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         March 1993      The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and The Jamestown
                                                            Equity Fund

Lawrence B. Whitlock, Jr. (age 55)       Since           Vice President of      Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400       February 2002  The Jamestown Balanced Fund Richmond, Virginia
Richmond, Virginia 23226                             and The Jamestown Equity
                                                              Fund

Coleman Wortham III (age 57)             Since           Vice President of      President and Chief  Executive Officer of Davenport
One James Center,                    November 1997   The Davenport Equity Fund  & Company, LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2003.

o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of          Investment Companies Overseen by
                                Shares of the Fund Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III                  None                       Over $100,000
John T. Bruce                             None                       Over $100,000
Charles M. Caravati, Jr                   None                       Over $100,000




                                       10

Richard Mitchell                          None                       Over $100,000

Independent Trustees:

J. Finley Lee, Jr                         None                       Over $100,000
Richard L. Morrill                        None                       Over $100,000
Harris V. Morrissette                     None                       Over $100,000
Erwin H. Will, Jr                   $10,001--$50,000                 Over $100,000

Samuel B. Witt III                        None                       Over $100,000

As of July 15, 2003, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,400              None                None               $ 14,000

J. Finley Lee, Jr.                  1,700              None                None                 17,000
Richard L. Morrill                  1,700              None                None                 17,000
Harris V. Morrissette               1,700              None                None                 17,000
Erwin H. Will, Jr.                  1,700              None                None                 17,000
Samuel B. Witt III                  1,850              None                None                 18,500


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the Adviser advisory fees of $568,812, $566,103 and $578,176, respectively.


The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


Prior to December 1, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2003,  2002 and 2001, the Fund paid fees to
the  Administrator  and/or  Integrated  of  $127,046,   $123,302  and  $124,204,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.


The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.


                       PORTFOLIO SECURITIES AND BROKERAGE


It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.


The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser and/or the Fund with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2003, the Fund held common stock issued by the parent company of BB&T Investment Services, Inc. (the market value of which was $1,654,664). BB&T Investment Services, Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York

Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Fund had capital loss carryforwards for federal income tax purposes of $7,096,541, of which $2,030,329 expire March 31, 2010 and $5,066,212 expire March 31, 2011. In addition, the Fund had net realized capital losses of $1,040,803 during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.


                            CAPITAL SHARES AND VOTING

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2003:

                                                              Since Inception
                                       One Year   Five Years  (Jan.15, 1998)
                                       --------   ----------  ---------------
Return Before Taxes                     -20.66%    -3.23%         -1.08%
Return After Taxes on Distributions     -20.86%    -3.41%         -1.25
Return After Taxes on Distributions
 and Sale of Fund Shares                -12.68%    -2.62%         -0.93


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering  price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2003 was 0.44%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.



As adopted May 5, 2003

                    DAVENPORT & COMPANY, LLC (THE "ADVISER")

                      Proxy Voting Policies and Procedures

The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy voting process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser's Executive Committee has delegated the responsibility of overseeing proxy voting policies and decisions for clients to a proxy voting committee (the "Voting Committee"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING COMMITTEE GOVERNANCE

At the direction of the Adviser, the Voting Committee has been formed to oversee all matters involving the proxy voting process. The Voting Committee consists of six members, five of which shall hold voting powers. Of the five members, two shall be members of the Investment Policy Committee ("IPC"), two shall be members of the Research Department, and one shall be a member of the Retail Sales Department. The sixth, non-voting member shall be the proxy coordinator (the "Coordinator"). The Voting Committee shall appoint two additional voting members that, from time to time, may be called to vote on a particular matter. Of those two members, one shall be a member of the Investment Management
Services Department and one shall be a member of the Adviser's Compliance Department. The Voting Committee shall meet on an as needed basis and have a minimum of five voting members present. The Voting Committee may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING COMMITTEE

At the direction of the Adviser, a Proxy Screening Committee (`Screening Committee") has been formed to screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures. The Screening Committee shall consist of no more than six members. Minutes shall not be kept.

The Screening Committee shall have the following responsibilities:

     1.   Review all proxy material received,
     2.   Determine eligibility,
     3.   Identify proxies containing common, routine proposals,
     4.   Aid the Coordinator in determining potential conflicts,
     5.   Research  and  make   recommendations   to  the  Voting  Committee  on
          non-routine proposals.

THE PROXY COORDINATOR

The proxy voting process is subject to the supervision and guidance of the Proxy Coordinator, who receives voting instructions from the Voting Committee.

The Coordinator shall have the following responsibilities:

     1.   Receive   proxies  and  notify  both  Committees  of  upcoming  voting deadlines,
     2. Solicit information from Committee members about possible conflicts of interest,
     3. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department based upon information gathered from Committee members,
     4. Notify the Voting Committee when an upcoming vote is subject to a conflict of interest,
     5. Notify the Voting Committee and maintain records of any client directed proxies,
     6.   Take and maintain the minutes of the Voting Committee meetings,
     7. Cast proxy votes through the internet in accordance with the Voting Committee's direction,
     8. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion. Pursuant to the General Proxy Policy, the Coordinator shall not forward proxies for privately held securities where extraordinary requirements exist.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.

Committee members have an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Committee members shall bring any known conflict of interest to the attention of the Coordinator.

The Adviser believes that any proxy pertaining to a mutual fund is a potential conflict. Specifically, for example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Voting Committee shall not vote proxies relating to issuers where a potential conflict of interest is identified until the Voting Committee has determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Voting Committee, in consultation with the Compliance Department, determines that a conflict of interest is not material, they may render a decision, notwithstanding the existence of a conflict. The Coordinator shall memorialize all materiality decisions.

The Adviser, though not required, reserves the right to contact any specific client involved in a material conflict to seek voting direction. This process shall be memorialized in writing.

The Voting Committee hereby saves and indemnifies the Screening Committee and the Proxy Coordinator from any responsibility regarding the determination of conflict materiality and recognizes that the burden of determining conflict materiality rests solely with the Voting Committee. In the event that a material conflict arises, the proxy will be forwarded to the firm's legal counsel, Thurston Moore of the law firm Hunton & Williams, for guidance.

COMMITTEE MEMBERSHIP

From time to time, the Adviser may find it necessary to replace members of either the Voting Committee or the Screening Committee. In general, the members of these Committees are appointed by and serve at the pleasure of the Advisor's Executive Committee. The Advisor will maintain a current committee member schedule ("Schedule A").

COMMON PROPOSALS

The Voting Committee recognizes that there are common proposals that routinely appear on proxies. Listed below are specific examples of voting decisions for the types of proposals that are most frequently presented:

Election of the board of directors
----------------------------------

The Voting Committee believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Voting Committee will generally support the election of directors that result in a board made up of a majority of independent directors.

The Voting Committee will generally withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Voting Committee will hold directors accountable for the actions of the committees on which they serve. For example, the Voting Committee will generally withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Voting Committee will support efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of independent auditors
--------------------------------

The Voting Committee believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Voting Committee will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Voting Committee will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Voting Committee believes independence has been compromised.

Equity-based compensation plans
-------------------------------

The Voting Committee believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Voting Committee is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Voting Committee will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Voting Committee will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Voting Committee considers other factors such as the nature of the industry and size of the company.

The Voting Committee will generally vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options
     o Ability to issue options with an exercise price below the stock's current market price.
     o    Ability to issue reload options.
     o    Automatic share replenishment ("evergreen") feature.

The Voting Committee will generally support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, the Voting Committee supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Voting Committee will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------

The Voting Committee believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Voting Committee will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. The Voting Committee will vote against proposals to impose super-majority requirements.

The Voting Committee will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Voting Committee will generally vote against proposals for a separate class of stock with disparate voting rights.

The Voting Committee will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Committee will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------

The Voting Committee believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Voting Committee generally votes against these types of proposals, although the Voting Committee may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Voting Committee recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR                                       ------------
Ultimus Fund Solutions, LLC                           DAVENPORT
P.O. Box 46707                                       EQUITY FUND
Cincinnati, Ohio 45246-0707                         ------------
1-800-281-3217

CUSTODIAN
U.S. Bank
425 Walnut Street                                  ANNUAL REPORT
Cincinnati, Ohio 45202                             MARCH 31, 2003

INDEPENDENT AUDITORS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

================================================================================

LETTER TO SHAREHOLDERS                                            MARCH 31, 2003
================================================================================

The Dow Jones Industrial Average gained 5% in the first three days of trading in January, the best start to a year in history. It soon gave way as the threat of war, terrorist attacks and a slumping economy weighed on investors. The war began and the reality of a longer engagement took hold, pressuring the market. The quarter ended with the S&P 500 returning -3.1%, the NASDAQ +0.6% and the Dow Jones Industrial Average -3.6%. The performance of the Davenport Equity Fund* vs. the S&P 500 for the periods ended March 31, 2003 was:

                                                                Since Inception
                                    3 Year          5 Year         (1/15/98)
             QTR       1 Year    (annualized)    (annualized)    (annualized)
          ----------------------------------------------------------------------
DAVPX      -3.55%     -20.66%      -12.05%          -3.23%          -1.08%
S&P 500    -3.15%     -24.76%      -16.09%          -3.77%          -0.79%

The last three-year period has been one of the worst markets in most investor's memory. Those that over indulged in the "New Economy" of the late 1990's and embraced the new investment tenets promising richer rewards have suffered far worse than investors who maintained a balance between risk and return. At Davenport, our investment philosophy has remained consistent since we began managing our own profit sharing plan in 1975: preserve capital by investing in quality companies that trade at attractive valuation levels while remaining well diversified across all major sectors of the market.

Our goal has always been to build a solid performance record while incurring less risk than the market. We are pleased that your fund and by extension our retirement plan have done well versus our main benchmark, the S&P 500. Your portfolio's defensive position has mitigated much of the market's downturn.

Being over weighted in consumer staples (food and beverage companies), energy, and the health care sectors while being under weighted in technology and telecommunications has helped preserve capital. While investing in companies that are not as dependent on the economy has helped our relative performance, we have begun to selectively position the portfolio to be more offensive to take advantage of the eventual upturn in the market. Later in this letter we have highlighted the recent purchases we have made for future growth. Like you, we look forward to the day when we are able to boast about absolute performance as well as relative performance.

                             INVESTMENT POSTULATES

Euclid was a Greek mathematician who lived in the third century B.C. and taught in Egypt. He is credited with authoring history's most definitive geometry text
- The Elements.

Euclid believed that there were five "Postulates" or cornerstones, to the study of geometry. His "First Postulate" stated simply that it is possible to draw a straight line from any point to another point. This allows the equally simple deduction that a straight line is the shortest route between two points. One of his "Common Notions," and he had many, was that things which were equal to the same thing are equal to each other. This Notion laid the groundwork for mathematics to proceed as a deductive science.

Just what does all of this have to do with the stock market? Possibly nothing, but it is seductive to think of the stock market in a similar way--as a science that can be systematized by Postulates and Common Notions. Certainly many have tried to explain the irrational behavior of individual stocks and the collective behavior of the market. None, however, have consistently succeeded. There have been no Euclids in the world of investments.

So are there any postulates when it comes to stocks? Probably not. Successful investors, it seems to us, understand that investing is not a science like mathematics and geometry. They understand that investment success proceeds through common sense, some degree of technical knowledge, and luck. The last of these three, luck, is perhaps the most perplexing.

We believe investors can improve their luck, in some measure at least, by stacking odds in their favor. Here are some of the "odds stacking" lessons experience has taught us. Nurture your common sense, learn the basics, and don't expect instant gratification. Humility is important because it allows investors to admit mistakes early before they become devastating. Diversification is important since we all make mistakes. Curiosity is important because it leads us to think outside of the crowd. Health is important because we need to live long enough to enjoy the fruits of our labor. Cynicism is important because it steers us away from those gurus with a "postulate" for every season.

Just as there is timelessness to Euclid's study of geometry, there is a similar timelessness to common sense investing. Most successful investors aren't concerned with the direction of the market. There is nothing they can do about it anyway. It is important to avoid big losses. How do you do that? Admit mistakes and move on. Even if you are an excellent investor you will probably be wrong four times out of ten. Common sense tells us that the damage created by mistakes should be controlled.

These have been the toughest years that any of us can remember. Though not a "postulate", it is perhaps a "common notion" that good markets follow bad markets. Another "common notion" is that if you don't own stocks, you won't benefit when they go up. Therefore (and even Euclid would, hopefully, endorse this logic), now is the time to own stocks. Q.E.D.*

*Q. E. D. - "quod erat demonstrandum", or "which was to be demonstrated (or proved)".

                                RECENT PURCHASES

During the quarter we continued to focus our purchases on market leaders with strong financials and solid management. We are confident that companies like Dell Computer, Intel, Cisco, EOG Resources, and CarMax will continue to shape and define their business.

We have long admired Dell Computer as the preeminent direct marketer of computer systems. With the stock tumbling 50% from its peak three years ago and its 2003 earnings expected to increase over 50% from that same period, we felt the shares, selling at nearly half their normal relative valuation level, were attractive. We expect sales to increase with an upturn in information technology spending due in part to the aging of computers as well as the increase of demand for wireless enabled computers and laptops. Dell is also making inroads in the server, printer, and storage markets.

Like Dell, the need to upgrade aging computers, the desire for wireless capability, and the necessity to improve network security requiring newer chips, bodes well for Intel. The company's relentless thirst to dominate their business is evidenced by their mission statement, "to be the preeminent building block supplier to the worldwide Internet economy."

All technology stocks have suffered in the downturn, but the true leaders like Dell, Intel, and Cisco have been able to increase their market share and solidify their position by investing heavily on research and development. Cisco's $20 billion cash horde (larger than the market value of any of its competitors), no debt and strong cash flow allowed the company last year to invest 17% of their revenues into R&D. Another sign of management strength at Cisco is the fact that despite significant price erosion and revenue decline, the company's gross margins have actually increased.

The companies mentioned thus far have all experienced a significant price decline and weakened demand for their products. In contrast, EOG, a natural gas exploration and production company, has enjoyed a 192% increase in the price of its product without a significant increase in its stock price. On a longer-term basis we believe that natural gas prices will be higher than expected: demand continues to grow 2-3% a year, production has declined, and inventory levels are close to record lows. EOG stands out among its peer group with its strong balance sheet, high return on equity, strong cash flow growth, and healthy increases in production and reserves.

CarMax also stands out in its sector as the only dominant franchise in the used car business. We added to our position on recent weakness based on what we believe was investor overreaction to a temporary slow down in earnings growth. Much of the disappointment had to do with one-time expenses, strong comparisons and cold weather that resulted in 137 store days of sales disruptions. In our view, the long-term growth prospects of CarMax are intact and we expect them to open approximately thirty stores in the next five years.

                                THE CLOSING BELL

For three years, the market has declined and "investors" have fled it with various rationales for having bought high and sold low, "I am getting older and need more bonds," "the environment is different," or "I will get back in later." Every bear market brings with it the questions "Will it ever recover and what will drive it higher?" This pessimistic view has resulted in a record amount of cash sitting on the sidelines, which after inflation, is losing money. The market's potential for recovery was evident in late March (as well as October and July 2002) as the S&P 500 increased 11.4% in 7 days led by manic buying and short covering. With interest rates and valuation levels down significantly from March 2000, stocks are more attractive than they have been in quite some time.

While no one knows when stocks will recover, we will remain patient and comforted knowing that we own stocks in over forty great companies selling at reasonable valuation levels that are well diversified across all major sectors of the market.

                                             Sincerely,

                                             Davenport & Company, LLC

* Performance is historical and not representative nor a guarantee of future results. The investment and principle value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE  INFORMATION
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

     THE DAVENPORT EQUITY FUND                STANDARD & POOR'S 500 INDEX:
     -------------------------                ----------------------------

               QTRLY                                       QTRLY
  DATE        RETURN       BALANCE           DATE         RETURN       BALANCE
  ----        ------       -------           ----         ------       -------
01/15/98                   10,000          01/15/98                    10,000
03/31/98      11.40%       11,140          03/31/98       16.25%       11,625
06/30/98       1.39%       11,295          06/30/98        3.30%       12,009
09/30/98     -11.91%        9,950          09/30/98       -9.95%       10,815
12/31/98      15.78%       11,520          12/31/98       21.30%       13,118
03/31/99       4.95%       12,090          03/31/99        4.98%       13,771
06/30/99       5.12%       12,709          06/30/99        7.05%       14,742
09/30/99      -6.21%       11,920          09/30/99       -6.24%       13,822
12/31/99      11.75%       13,320          12/31/99       14.88%       15,878
03/31/00       4.31%       13,894          03/31/00        2.29%       16,242
06/30/00      -3.15%       13,457          06/30/00       -2.66%       15,811
09/30/00      -0.94%       13,330          09/30/00       -0.97%       15,658
12/31/00      -0.78%       13,226          12/31/00       -7.82%       14,432
03/31/01     -12.44%       11,580          03/31/01      -11.86%       12,721
06/30/01       3.33%       11,966          06/30/01        5.85%       13,466
09/30/01     -10.26%       10,738          09/30/01      -14.68%       11,489
12/31/01       9.02%       11,707          12/31/01       10.69%       12,717
03/31/02       1.78%       11,915          03/31/02        0.27%       12,752
06/30/02      -8.41%       10,913          06/30/02      -13.40%       11,044
09/30/02     -14.89%        9,288          09/30/02      -17.28%        9,136
12/31/02       5.52%        9,801          12/31/02        8.44%        9,906
03/31/03      -3.55%        9,453          03/31/03       -3.15%        9,594

Past performance is not predictive of future performance.

----------------------------------------
|      THE DAVENPORT EQUITY FUND       |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
| 1 YEAR    5 YEARS   SINCE INCEPTION* |
| (20.66%)  (3.23%)       (1.08%)      |
----------------------------------------

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost ....................................     $ 83,446,178
                                                                   ============

      At market value (Note 1) ...............................     $ 76,356,146
   Dividends and interest receivable .........................           67,644
   Receivable for capital shares sold ........................          157,719
   Other assets ..............................................            6,901
                                                                   ------------
      TOTAL ASSETS ...........................................       76,588,410
                                                                   ------------

LIABILITIES
   Dividends payable .........................................            4,078
   Payable for capital shares redeemed .......................           47,071
   Accrued investment advisory fees (Note 3) .................           50,036
   Accrued administration fees (Note 3) ......................           10,800
   Other accrued expenses ....................................            2,940
                                                                   ------------
      TOTAL LIABILITIES ......................................          114,925
                                                                   ------------

NET ASSETS ...................................................     $ 76,473,485
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 91,694,528
Undistributed net investment income ..........................            6,333
Accumulated net realized losses from security transactions ...       (8,137,344)
Net unrealized depreciation on investments ...................       (7,090,032)
                                                                   ------------
Net assets ...................................................     $ 76,473,485
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................        8,282,072
                                                                   ============

Net asset value, offering price and redemption price
   per share (Note 1) ........................................     $       9.23
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
================================================================================
INVESTMENT INCOME
   Dividends ................................................      $  1,246,705
   Interest .................................................            10,254
                                                                   ------------
      TOTAL INVESTMENT INCOME ...............................         1,256,959
                                                                   ------------

EXPENSES
   Investment advisory fees (Note 3) ........................           568,812
   Administration fees (Note 3) .............................           127,046
   Custodian fees ...........................................            14,759
   Professional fees ........................................            13,815
   Trustees' fees and expenses ..............................            12,563
   Printing of shareholder reports ..........................            12,358
   Registration fees ........................................             9,506
   Postage and supplies .....................................             8,127
   Insurance expense ........................................             4,922
   Other expenses ...........................................            17,262
                                                                   ------------
      TOTAL EXPENSES ........................................           789,170
                                                                   ------------

NET INVESTMENT INCOME .......................................           467,789
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ...........        (6,068,163)
   Net change in unrealized appreciation/depreciation
      on investments ........................................       (12,278,655)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........       (18,346,818)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..................      $(17,879,029)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                                  YEAR             YEAR
                                                                 ENDED            ENDED
                                                                MARCH 31,        MARCH 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................    $    467,789     $    264,626
   Net realized losses from security transactions ........      (6,068,163)      (1,914,754)
   Net change in unrealized appreciation/
      depreciation on investments ........................     (12,278,655)       3,753,826
                                                              ------------     ------------
Net increase (decrease) in net assets from operations ....     (17,879,029)       2,103,698
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
         From net investment income ......................        (483,955)        (254,233)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................      20,775,106       17,832,797
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................         461,181          242,102
   Payments for shares redeemed ..........................      (8,914,951)      (7,569,094)
                                                              ------------     ------------
Net increase in net assets from capital share transactions      12,321,336       10,505,805
                                                              ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      (6,041,648)      12,355,270

NET ASSETS
   Beginning of year .....................................      82,515,133       70,159,863
                                                              ------------     ------------
   End of year ...........................................    $ 76,473,485     $ 82,515,133
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................    $      6,333     $     22,499
                                                              ============     ============
CAPITAL SHARE ACTIVITY
   Sold ..................................................       2,086,119        1,535,017
   Reinvested ............................................          47,857           21,342
   Redeemed ..............................................        (897,541)        (654,348)
                                                              ------------     ------------
   Net increase in shares outstanding ....................       1,236,435          902,011
   Shares outstanding at beginning of year ...............       7,045,637        6,143,626
                                                              ------------     ------------
   Shares outstanding at end of year .....................       8,282,072        7,045,637
                                                              ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                  YEAR            YEAR            YEAR            YEAR            YEAR
                                                 ENDED           ENDED           ENDED           ENDED           ENDED
                                                MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                  2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......    $    11.71      $    11.42      $    13.75      $    12.01      $    11.14
                                               ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ..................          0.06            0.04            0.05            0.04            0.06
   Net realized and unrealized gains
      (losses) on investments .............         (2.48)           0.29           (2.34)           1.75            0.88
                                               ----------      ----------      ----------      ----------      ----------
Total from investment operations ..........         (2.42)           0.33           (2.29)           1.79            0.94
                                               ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ...         (0.06)          (0.04)          (0.04)          (0.05)          (0.06)
   Distributions from net realized gains ..            --              --              --              --           (0.01)
                                               ----------      ----------      ----------      ----------      ----------
Total distributions .......................         (0.06)          (0.04)          (0.04)          (0.05)          (0.07)
                                               ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ............    $     9.23      $    11.71      $    11.42      $    13.75      $    12.01
                                               ==========      ==========      ==========      ==========      ==========

Total return ..............................       (20.66%)          2.89%         (16.65%)         14.93%           8.53%
                                               ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .........    $   76,473      $   82,515      $   70,160      $   77,626      $   56,358
                                               ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets         1.04%           1.02%           1.00%           1.01%           1.14%

Ratio of net investment income to
   average net assets .....................         0.62%           0.35%           0.36%           0.35%           0.64%

Portfolio turnover rate ...................           18%             13%             25%             17%             15%

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.3%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 9.1%
    93,731     CarMax, Inc. (a) ...............................    $  1,365,661
    76,798     Fox Entertainment Group, Inc. (a) ..............       2,048,203
    27,830     Harrah's Entertainment, Inc. (a) ...............         993,531
   128,665     Liberty Media Corporation (a) ..................       1,251,910
    78,174     Walt Disney Company (The) ......................       1,330,521
                                                                   ------------
                                                                      6,989,826
                                                                   ------------
               CONSUMER STAPLES -- 10.4%
    56,463     Anheuser-Busch Companies, Inc. .................       2,631,740
    23,886     Coca-Cola Company ..............................         966,905
    97,226     SYSCO Corporation ..............................       2,473,429
    62,402     Walgreen Company ...............................       1,839,611
                                                                   ------------
                                                                      7,911,685
                                                                   ------------
               ENERGY -- 9.4%
    24,236     BP Amoco PLC - ADR .............................         935,267
    17,942     ChevronTexaco Corporation ......................       1,159,950
    25,643     EOG Resources, Inc. ............................       1,014,437
    47,776     Exxon Mobil Corporation ........................       1,669,771
    34,732     Murphy Oil Corporation .........................       1,534,113
    23,886     Schlumberger Limited ...........................         907,907
                                                                   ------------
                                                                      7,221,445
                                                                   ------------
               FINANCIALS -- 21.0%
    44,886     American Express Company .......................       1,491,562
    36,485     American International Group, Inc. .............       1,804,183
    26,267     Bank of America Corporation ....................       1,755,686
    52,646     BB&T Corporation ...............................       1,654,664
       636     Berkshire Hathaway, Inc. - Class B (a) .........       1,359,132
    33,869     Capital One Financial Corporation ..............       1,016,409
    41,148     FleetBoston Financial Corporation ..............         982,614
    33,356     Jefferson-Pilot Corporation ....................       1,283,539
    12,484     Markel Corporation (a) .........................       2,792,671
    36,397     SunTrust Banks, Inc. ...........................       1,916,302
                                                                   ------------
                                                                     16,056,762
                                                                   ------------
               HEALTHCARE -- 18.2%
    27,000     AMERIGROUP Corporation (a) .....................         790,020
    48,754     Amgen, Inc. (a) ................................       2,805,793
    22,801     Anthem, Inc. (a) ...............................       1,510,566
    46,265     Johnson & Johnson ..............................       2,677,355
    31,722     Merck & Company, Inc. ..........................       1,737,731
    50,292     Pfizer, Inc. ...................................       1,567,099
    39,276     Wyeth ..........................................       1,485,418
    27,631     Zimmer Holdings, Inc. (a) ......................       1,343,696
                                                                   ------------
                                                                     13,917,678
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS   (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.3% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 11.1%
    31,197     Avery Dennison Corporation .....................    $  1,830,328
    31,062     Emerson Electric Company .......................       1,408,662
    21,803     General Dynamics Corporation ...................       1,200,691
    42,894     General Electric Company .......................       1,093,797
    17,095     Northrop Grumman Corporation ...................       1,466,751
   124,360     Tredegar Corporation ...........................       1,486,102
                                                                   ------------
                                                                      8,486,331
                                                                   ------------
               INFORMATION TECHNOLOGY -- 10.9%
    97,826     Cisco Systems, Inc. (a) ........................       1,261,956
    27,700     Dell Computer Corporation (a) ..................         756,487
    49,676     Hewlett-Packard Company ........................         772,462
    95,988     Intel Corporation ..............................       1,562,685
    23,170     International Business Machines Corporation ....       1,817,223
    89,080     Microsoft Corporation ..........................       2,156,627
                                                                   ------------
                                                                      8,327,440
                                                                   ------------
               MATERIALS -- 1.5%
    41,486     Dow Chemical Company (The) .....................       1,145,428
                                                                   ------------

               TELECOMMUNICATIONS SERVICES -- 1.2%
    46,341     SBC Communications, Inc. .......................         929,601
                                                                   ------------

               UTILITIES -- 2.5%
    34,608     Dominion Resources, Inc. .......................       1,916,245
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $79,992,708) .........    $ 72,902,441
                                                                   ------------

================================================================================
 PAR VALUE     U.S. TREASURY OBLIGATIONS-- 1.0%                       VALUE
--------------------------------------------------------------------------------
$  750,000     U.S. Treasury Bill, due 06/05/2003
                 (Cost $748,254) ..............................    $    748,489
                                                                   ------------

================================================================================
    SHARES     MONEY MARKETS -- 3.5%                                  VALUE
--------------------------------------------------------------------------------
 2,705,216     First American Treasury Obligation Fund -
                 Class S (Cost $2,705,216) ....................    $  2,705,216
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.8%
               (Cost $83,446,178) .............................    $ 76,356,146

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ...         117,339
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 76,473,485
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Distributions to Shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2003 and 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2003 was as follows:

--------------------------------------------------------------------------------
Undistributed Ordinary Income ...............................      $      6,333
Capital Loss Carryforwards ..................................        (7,096,541)
Other Losses ................................................        (1,040,803)
Unrealized Depreciation .....................................        (7,090,032)
                                                                   ------------
Total Distributable Earnings ................................      $(15,221,043)
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2003, the Fund had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                  Expires
                                  Amount         March 31,
--------------------------------------------------------------------------------
Davenport Equity Fund         $  2,030,329         2010
                                 5,066,212         2011
                              ------------
                              $  7,096,541
                              ============
--------------------------------------------------------------------------------

In addition, the Fund had net realized capital losses of $1,040,803 during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of investment securities of $83,446,178 as of March 31, 2003:

--------------------------------------------------------------------------------
Gross unrealized appreciation ...............................      $  6,322,199
Gross unrealized depreciation ...............................       (13,412,231)
                                                                   ------------
Net unrealized depreciation .................................      $ (7,090,032)
                                                                   ============
--------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,080,469 and $12,803,131, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                           Position Held           Length of
    Trustee                                  Address                               Age     with the Trust         Time Served
------------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.    931 Broad Street Road, Manakin-Sabot, VA               66   Chairman and Trustee   Since June 1991
*Austin Brockenbrough III    1802 Bayberry Court, Suite 400, Richmond, VA           66   Trustee                Since September 1988
*John T. Bruce               800 Main Street, Lynchburg, VA                         49   Trustee                Since September 1988
 J. Finley Lee               105 Gristmill Lane, Chapel Hill, NC                    63   Trustee                Since September 1988
*Richard Mitchell            150 Government Street, Mobile, AL                      53   Trustee                Since June 1991
 Richard L. Morrill          University of Richmond, Richmond, VA                   63   Trustee                Since March 1993
 Harris V. Morrissette       100 Jacintoport Boulevard, Saraland, AL                43   Trustee                Since March 1993
 Erwin H. Will, Jr.          47 Willway Avenue, Richmond, VA                        70   Trustee                Since July 1997
 Samuel B. Witt III          2300 Clarendon Boulevard, Suite 407, Arlington, VA     67   Trustee                Since November 1988
 Joseph L. Antrim III        One James Center, 901 E. Cary Street, Richmond, VA     57   President              Since November 1997
 John P. Ackerly IV          One James Center, 901 E. Cary Street, Richmond, VA     39   Vice President         Since November 1997
 J. Lee Keiger III           One James Center, 901 E. Cary Street, Richmond, VA     48   Vice President         Since November 1997
 Coleman Wortham III         One James Center, 901 E. Cary Street, Richmond, VA     57   Vice President         Since November 1997
 Robert G. Dorsey            135 Merchant Street, Suite 230, Cincinnati, OH         46   Vice President         Since November 2000
 Mark J. Seger               135 Merchant Street, Suite 230, Cincinnati, OH         41   Treasurer              Since November 2000
 John F. Splain              135 Merchant Street, Suite 230, Cincinnati, OH         46   Secretary              Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation.

================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of South Alabama Bancorporation, Inc. and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Coleman Wortham III is President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND


                                 AUGUST 1, 2003


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
DESCRIPTION OF BOND RATINGS................................................... 8
INVESTMENT LIMITATIONS....................................................... 10
TRUSTEES AND OFFICERS.........................................................12
PRINCIPAL HOLDERS OF FUND SHARES..............................................16
INVESTMENT ADVISER............................................................16
ADMINISTRATOR.................................................................18
DISTRIBUTOR...................................................................19
OTHER SERVICES................................................................19

PORTFOLIO SECURITIES AND BROKERAGE............................................19

SPECIAL SHAREHOLDER SERVICES..................................................21
PURCHASE OF SHARES............................................................22
REDEMPTION OF SHARES..........................................................23
NET ASSET VALUE DETERMINATION.................................................23
ALLOCATION OF TRUST EXPENSES..................................................24
ADDITIONAL TAX INFORMATION....................................................24
CAPITAL SHARES AND VOTING.....................................................25
CALCULATION OF PERFORMANCE DATA...............................................27
FINANCIAL STATEMENTS AND REPORTS..............................................29

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).............................30

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust

Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which

"accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15)Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation

     (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
----------------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III (age 66)             Since           Trustee;      President  and  Managing   Director  of       10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond,    Virginia;    Director   of
                                                            Jamestown Funds  Tredegar  Industries,   Inc.  (plastics
                                                                             manufacturer)  and Wilkinson  O'Grady &
                                                                             Co.  Inc.   (global   asset   manager);
                                                                             Trustee of University of Richmond


*John T. Bruce (age 49)                        Since           Trustee;      Principal  of Flippin,  Bruce & Porter,       10
800 Main Street                            September 1988   Vice President   Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                       of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 66)             Since           Chairman      Retired  physician;  retired  President       10
931 Broad Street Road                        June 1991        and Trustee    of Dermatology  Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.


*Richard Mitchell (age 54)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       10
150 Government Street                        June 1991       President of    Inc.,
Mobile, Alabama 36602                                       The Government   Mobile, Alabama
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 63)                    Since            Trustee      Julian   Price   Professor    Emeritus,       10
200 Westminster Drive                      September 1988                    University of North  Carolina;  Trustee
Chapel Hill, North Carolina 27514                                            of    Albemarle     Investment    Trust
                                                                             (registered investment company)

Richard L. Morrill (age 63)                    Since            Trustee      Chancellor      and       Distinguished       10
G19 Boatwright Library                       March 1993                      University   Professor  of  Ethics  and
Richmond, Virginia 23173                                                     Democratic  Values at the University of
                                                                             Richmond;    Director    of    Tredegar
                                                                             Industries,        Inc.       (plastics
                                                                             manufacturer)       and       Albemarle
                                                                             Corporation   (polymers  and  chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 43)                 Since            Trustee      President   of  Marshall   Biscuit  Co.       10
100 Jacintoport Boulevard                    March 1993                      Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                      Inc.  (airplane  fueling);  Director of
                                                                             BancTrust  Financial Group,  Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 70)                    Since            Trustee      Retired  Managing  Director of Equities       10
47 Willway Avenue                            July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 67)                    Since            Trustee      Senior  Vice   President   and  General       10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                    (state government relations);  Director
                                                                             of  The  Swiss  Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)



                                       13




Executive Officers:


John P. Ackerly IV (age 40)              Since           Vice President of      Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 58)            Since             President of         Executive  Vice  President  of  Davenport & Company,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 37)         Since            President of          Managing Director of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996   The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund, The Jamestown
                                                         Equity Fund and
                                                         The Jamestown
                                                     International Equity Fund

Robert G. Dorsey (age 46)                Since          Vice President          Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230        November 2000                             registered   transfer   agent) and   Ultimus   Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC (a  registered  broker-dealer);
                                                                                formerly  President of Countrywide  Fund  Services,
                                                                                Inc. (a mutual fund services company)

John M. Flippin (age 61)                 Since          President of FBP        Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988  Contrarian Equity Fund    Lynchburg, Virginia
Lynchburg, Virginia 24504                               and FBP Contrarian
                                                           Balanced Fund

Beth Ann Gustafson (age 44)              Since             President of         Vice  President  of Lowe,  Brockenbrough  & Company,
1802 Bayberry Court, Suite 400         March 1995    The Jamestown Tax Exempt   Inc., Richmond Virginia
Richmond, Virginia 23226                                   Virginia Fund

Timothy S. Healey (age 50)               Since          Vice President of       Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995    The Alabama Tax Free      Mobile, Alabama
Birmingham, Alabama 35223                                   Bond Fund

J. Lee Keiger III (age 48)               Since         Vice  President of       Senior  Vice  President of Davenport & Company, LLC
Davenport & Company, LLC,             November 1997  The Davenport Equity Fund  Richmond, Virginia
One James Center,
901 E. Cary Street
Richmond, Virginia 23219


R. Gregory Porter III (age 62)           Since        Vice President of FBP     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988  Contrarian Equity Fund    Lynchburg, Virginia
Lynchburg, Virginia 24504                               and FBP Contrarian
                                                           Balanced Fund

Mark J. Seger (age 41)                   Since              Treasurer           Managing  Director of Ultimus Fund  Solutions,  LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund  Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.


Pamela C. Simms (age 41)                 Since         Vice President of        Account  Administrator  of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400        February 2003  The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                   Virginia Fund


John F. Splain  (age 46)                 Since             Secretary            Managing  Director of Ultimus  Fund  Solutions, LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund  Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice  President  and Secretary of  Countrywide Fund
                                                                                Services, Inc.  and affiliated companies

Connie R. Taylor (age 52)                Since         Vice President of        Account  Administrator  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         March 1993    The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                          Equity Fund

Lawrence B. Whitlock, Jr. (age 55)       Since         Vice President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        February 2002  The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                          Equity Fund

Coleman Wortham III (age 57)             Since         Vice President of        President and Chief  Executive Officer of Davenport
One James Center,                     November 1997 The Davenport Equity Fund   & Company, LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

          o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2003.

          o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

          o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

          o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.


                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of          Investment Companies Overseen by
                                Shares of the Fund Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III                  None                       Over $100,000
John T. Bruce                        Over $100,000                   Over $100,000
Charles M. Caravati, Jr              Over $100,000                   Over $100,000
Richard Mitchell                          None                       Over $100,000




                                       15


Independent Trustees:

J. Finley Lee, Jr                    $10,001--$50,000                Over $100,000
Richard L. Morrill                   $50,001--$100,000               Over $100,000

Harris V. Morrissette                $10,001--$50,000                Over $100,000

Erwin H. Will, Jr                         None                       Over $100,000
Samuel B. Witt III                        None                       Over $100,000


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 2,800              None                None               $ 14,000

J. Finley Lee, Jr.                  3,400              None                None                 17,000
Richard L. Morrill                  3,400              None                None                 17,000
Harris V. Morrissette               3,400              None                None                 17,000
Erwin H. Will, Jr.                  3,400              None                None                 17,000
Samuel B. Witt III                  3,700              None                None                 18,500

                        PRINCIPAL HOLDERS OF FUND SHARES


As of July 15, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.2% of the outstanding shares of the Equity Fund and 8.0% of the outstanding shares of the Balanced Fund.

As of July 15, 2003,  the Flippin,  Bruce & Porter,  Inc.  Profit Sharing Plan &
Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 5.9% of the outstanding shares of the Balanced Fund.


                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Equity Fund paid the Adviser advisory fees of $382,258, $409,824 and $373,048, respectively. For the fiscal years ended March 31, 2003, 2002 and 2001, the Balanced Fund paid the Adviser advisory fees of $330,463, $361,641 and $382,339, respectively.


The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the

Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 20, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2003, 2002 and 2001, the Equity Fund paid fees to the Administrator and/or Integrated of $73,302, $77,320 and $82,540, respectively, and the Balanced Fund paid fees to the Administrator and/or Integrated of $65,138, $70,474 and $84,436, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.


The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Equity Fund was $46, 022, $34,791 and $54,309, respectively. During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Balanced Fund was $27,935, $23,650 and $40,551, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2003, the Equity Fund held common stock issued by the parent companies of Wachovia Securities, Inc. (the market value of which was $1,703,500) and Citigroup Global Markets Inc. (the market value of which was $1,550,250); and the Balanced Fund also held common stock issued by the parent companies of Wachovia Securities, Inc. (the market value of which was $953,960) and Citigroup Global Markets Inc. (the market value of which was $1,033,500). Wachovia Securities, Inc. and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Equity Fund had capital loss carryforwards for federal income tax purposes of $1,746,285, of which $353,416 expire March 31, 2010 and $1,392,869 expire March 31, 2011; and the Balanced Fund had capital loss carryforwards for federal income tax purposes of $356,837, which expire March 31, 2011. In addition, the Equity Fund and the Balanced Fund had net realized capital losses of $871,548 and $289,098, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or more will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

                            CAPITAL SHARES AND VOTING

The Funds are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).

The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2003:

                           FBP CONTRARIAN EQUITY FUND
                                                              Since Inception
                                       One Year  Five Years   (July 30, 1993)
                                       --------  ----------   ---------------
Return Before Taxes                     -26.61%    -2.63%         8.33%
Return After Taxes on Distributions     -26.92%    -3.15%         7.46%
Return After Taxes on Distributions
 and Sale of Fund Shares                -16.33%    -2.20%         6.65%

                          FBP CONTRARIAN BALANCED FUND

                                       One Year  Five Years  Ten Years
                                       --------  ----------  ---------
Return Before Taxes                     -16.16%     0.68%       7.95%
Return After Taxes on Distributions     -16.96%    -1.00%       6.09%
Return After Taxes on Distributions
and Sale of Fund Shares                  -9.91%     0.17%       5.98%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Balanced Fund for the 30 days ended March 31, 2002 were 1.03% and 1.90%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Flippin, Bruce & Porter Funds as of March 31, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES


     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.



As adopted May 5, 2003

                             FLIPPIN, BRUCE & PORTER
                      PROXY VOTING POLICIES AND PROCEDURES

                           (as amended June 30, 2003)


A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES
----------

Proxy voting procedures at Flippin, Bruce & Porter, Inc. are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Committee is responsible for:

     o    Developing, updating and implementing the policies and procedures.
     o    Overseeing the proxy voting process.
     o Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
     o    Meeting regularly as necessary to fulfill its responsibilities.
     o    Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist. This is a list maintained by the Proxy Committee of any public companies where a potential conflict exists with Flippin, Bruce & Porter, Inc. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the

FBP Executive Committee for action. If a true conflict of interest exists, the determination of the vote for any or all proxy issues for that company is as follows: 1) In those cases where the FBP proxy voting guidelines clearly and specifically address the issue, that issue is voted in accordance with those guidelines. 2) In any case where the guidelines do not clearly and specifically address the issue, that proxy will be forwarded to the client for their determination on that issue or issues. 3) In cases where client determination is not practical, the issue will be decided upon by an independent third party under a special contractual arrangement.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I.  GENERAL PHILOSOPHY
After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II.  BOARD OF DIRECTORS
Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence - FBP will generally vote for the proposed slate of directors after a fully satisfactory review which ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors to age 72 in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting - FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans - FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII.  MISCELLANEOUS GOVERNANCE PROVISIONS
Confidential   Voting  -  FBP  will  generally  oppose  proposals  to  establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII.  CAPITAL STRUCTURE
Stock Authorizations - FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock - Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation - FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in earnings dilution greater than 10% of shares outstanding after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and
f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

================================================================================

                                [GRAPHIC OMITTED]


                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                         ------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND

                                  ANNUAL REPORT
                                 MARCH 31, 2003

                                  NO-LOAD FUNDS

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 16, 2003
================================================================================

The fiscal year ending March 31, 2003 was marked by weak economic conditions and uncertainty with regard to war, terrorism and a host of other issues. Stocks returned a negative 24.76%, as measured by the S&P 500. Bonds provided low double-digit positive returns as longer term interest rates continued to decline.

The FBP Contrarian Balanced and Equity Funds declined 16.16% and 26.61% respectively. There were few bright spots in the marketplace and most stocks and indices declined. In hindsight, we had the Funds positioned for an improving economic and stock market environment that did not unfold as we expected. Consumer discretionary, industrial and technology issues were particularly hard hit. However, the overall weak market provided the opportunity to purchase a number of new companies for the portfolio that have already helped improve returns or that we believe will reward us in the future. Watson Pharmaceutical, CVS, Best Buy, Sears, Monsanto, and American International Group are some examples. Not visible are the companies we decided to avoid, thus missing a number of very poor performers. Over the past year many companies have appeared to be attractive when their valuations were viewed against other companies or historical measures. Fortunately, upon thorough review and examination we passed on many companies that later experienced more serious financial flexibility, legal or management issues.

Longer term we are pleased with how we have protected your assets in this poor environment. Since the bear market began in March 2000, your Funds have compared very favorably to the S&P 500 on a cumulative basis, declining 3.06% and 14.12% for the Balanced and Equity Fund versus a negative 40.95% for the S&P for the three-year period ending 3/31/03.

We believe the worst is now behind us, with stocks having reached their lows last October and briefly testing these levels this past March. Why do we believe things should improve now? There are a number of reasons including a combination of low interest rates, stable consumer spending, an accommodative Federal Reserve, potential tax cuts, lower energy prices and several years of corporate restructuring that have set the stage for gradually improving corporate profits. Better than expected earnings reports from this past quarter were an indication of this potential. Obviously, headwinds and problems will appear along the way, but we expect more positives than negatives going forward. Changing expectations can have a powerful effect on security prices. Expectations have become very low after three years of bad news, so there is much room for improvement. Also, there is a lack of attractive investment alternatives. Cash and other fixed income yields are historically low. In our opinion, once stocks begin to perform better, the potential exists for sustained support for gradually rising stock prices. From the end of March through the writing of the letter, stocks have shown a nice recovery with the S&P 500 rising about 12% and the equities in your Funds appreciating similarly.

COMPARATIVE CHARTS

Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of a bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and most importantly, our people. We are very proud of our experienced, dedicated and stable staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

    FBP CONTRARIAN EQUITY FUND:                 STANDARD & POOR'S 500 INDEX:                  CONSUMER PRICE INDEX:
    ---------------------------                 ----------------------------                  ---------------------

              QTRLY                                       QTRLY                                        QTRLY
  DATE        RETURN      BALANCE            DATE         RETURN      BALANCE             DATE         RETURN       BALANCE
  ----        ------      -------            ----         ------      -------             ----         ------       -------
07/31/93                   10,000           07/31/93                   10,000            07/31/93                   10,000
09/30/93       3.05%       10,305           09/30/93       2.99%       10,299            09/30/93       0.40%       10,040
12/31/93       1.99%       10,510           12/31/93       2.32%       10,538            12/31/93       0.70%       10,110
03/31/94      -1.92%       10,308           03/31/94      -3.79%       10,139            03/31/94       0.50%       10,161
06/30/94       0.69%       10,379           06/30/94       0.42%       10,181            06/30/94       0.60%       10,222
09/30/94       7.34%       11,141           09/30/94       4.88%       10,678            09/30/94       0.90%       10,314
12/31/94      -1.30%       10,996           12/31/94      -0.02%       10,676            12/31/94       0.60%       10,376
03/31/95       6.42%       11,702           03/31/95       9.74%       11,716            03/31/95       0.80%       10,460
06/30/95       9.37%       12,798           06/30/95       9.55%       12,834            06/30/95       0.90%       10,554
09/30/95       8.53%       13,890           09/30/95       7.95%       13,854            09/30/95       0.40%       10,596
12/31/95       3.24%       14,340           12/31/95       6.02%       14,688            12/31/95       0.50%       10,649
03/31/96       5.71%       15,158           03/31/96       5.37%       15,477            03/31/96       0.80%       10,735
06/30/96       4.54%       15,846           06/30/96       4.49%       16,171            06/30/96       1.10%       10,853
09/30/96       2.42%       16,229           09/30/96       3.09%       16,671            09/30/96       0.44%       10,901
12/31/96       8.47%       17,604           12/31/96       8.34%       18,061            12/31/96       0.82%       10,991
03/31/97       1.30%       17,833           03/31/97       2.68%       18,545            03/31/97       0.70%       11,068
06/30/97      13.93%       20,318           06/30/97      17.46%       21,783            06/30/97       0.19%       11,088
09/30/97       9.47%       22,241           09/30/97       7.49%       23,414            09/30/97       0.44%       11,137
12/31/97      -0.73%       22,079           12/31/97       2.87%       24,086            12/31/97       0.62%       11,206
03/31/98      12.19%       24,770           03/31/98      13.95%       27,446            03/31/98       0.12%       11,220
06/30/98      -0.35%       24,684           06/30/98       3.30%       28,353            06/30/98       0.56%       11,282
09/30/98     -15.36%       20,893           09/30/98      -9.95%       25,532            09/30/98       0.42%       11,330
12/31/98      24.61%       26,035           12/31/98      21.30%       30,970            12/31/98       0.42%       11,378
03/31/99       2.51%       26,688           03/31/99       4.98%       32,513            03/31/99       0.24%       11,405
06/30/99      13.47%       30,283           06/30/99       7.05%       34,805            06/30/99       0.91%       11,509
09/30/99     -13.16%       26,296           09/30/99      -6.24%       32,631            09/30/99       0.54%       11,571
12/31/99       2.69%       27,005           12/31/99      14.88%       37,487            12/31/99       0.78%       11,662
03/31/00      -6.51%       25,246           03/31/00       2.29%       38,346            03/31/00       0.95%       11,772
06/30/00      -3.59%       24,339           06/30/00      -2.66%       37,328            06/30/00       1.00%       11,890
09/30/00       4.01%       25,313           09/30/00      -0.97%       36,966            09/30/00       0.76%       11,980
12/31/00       4.64%       26,487           12/31/00      -7.81%       34,079            12/31/00       0.75%       12,070
03/31/01       2.15%       27,057           03/31/01     -11.86%       30,037            03/31/01       0.98%       12,189
06/30/01       7.42%       29,064           06/30/01       5.85%       31,795            06/30/01       1.08%       12,320
09/30/01     -12.12%       25,541           09/30/01     -14.68%       27,128            09/30/01      -0.11%       12,307
12/31/01      15.51%       29,502           12/31/01      10.69%       30,026            12/31/01      -0.06%       12,299
03/31/02       0.14%       29,543           03/31/02       0.27%       30,109            03/31/02       0.23%       12,328
06/30/02     -12.74%       25,779           06/30/02     -13.40%       26,074            06/30/02       1.12%       12,466
09/30/02     -16.85%       21,437           09/30/02     -17.28%       21,568            09/30/02       0.50%       12,528
12/31/02       7.75%       23,098           12/31/02       8.44%       23,389            12/31/02       0.33%       12,569
03/31/03      -6.14%       21,681           03/31/03      -3.15%       22,652            03/31/03       0.99%       12,694

Past performance is not predictive of future performance.

----------------------------------------
|      FBP CONTRARIAN EQUITY FUND      |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
|                                      |
|  1 YEAR   5 YEARS  SINCE INCEPTION*  |
| (26.61%)  (2.63%)       8.33%        |
----------------------------------------

             *Initial public offering of shares was July 30, 1993.


                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
 BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

   FBP CONTRARIAN BALANCED FUND:                 STANDARD & POOR'S 500 INDEX:                 CONSUMER PRICE INDEX:
   -----------------------------                 ----------------------------                 ---------------------

                           QTRLY                           QTRLY                                        QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE             DATE          RETURN      BALANCE
  ----        ------      -------             ----        ------      -------             ----          ------      -------
03/31/92                   10,000           03/31/92                   10,000            03/31/92                   10,000
06/30/92       1.80%       10,180           06/30/92       1.90%       10,190            06/30/92       0.80%       10,080
09/30/92       0.89%       10,271           09/30/92       3.15%       10,511            09/30/92       0.70%       10,151
12/31/92       5.82%       10,869           12/31/92       5.03%       11,040            12/31/92       0.80%       10,232
03/31/93       3.75%       11,276           03/31/93       4.36%       11,521            03/31/93       0.90%       10,325
06/30/93       0.74%       11,360           06/30/93       0.48%       11,576            06/30/93       0.60%       10,387
09/30/93       4.13%       11,829           09/30/93       2.58%       11,875            09/30/93       0.40%       10,428
12/31/93       1.04%       11,952           12/31/93       2.32%       12,150            12/31/93       0.70%       10,501
03/31/94      -2.00%       11,713           03/31/94      -3.79%       11,690            03/31/94       0.50%       10,554
06/30/94       0.12%       11,728           06/30/94       0.42%       11,739            06/30/94       0.60%       10,617
09/30/94       4.83%       12,294           09/30/94       4.88%       12,312            09/30/94       0.90%       10,713
12/31/94      -0.97%       12,175           12/31/94      -0.02%       12,309            12/31/94       0.60%       10,777
03/31/95       6.35%       12,948           03/31/95       9.74%       13,508            03/31/95       0.80%       10,864
06/30/95       7.70%       13,944           06/30/95       9.55%       14,798            06/30/95       0.90%       10,962
09/30/95       6.43%       14,841           09/30/95       7.95%       15,974            09/30/95       0.40%       11,006
12/31/95       3.10%       15,301           12/31/95       6.02%       16,936            12/31/95       0.50%       11,061
03/31/96       3.96%       15,908           03/31/96       5.37%       17,845            03/31/96       0.80%       11,150
06/30/96       3.40%       16,448           06/30/96       4.49%       18,646            06/30/96       1.10%       11,273
09/30/96       1.70%       16,728           09/30/96       3.09%       19,222            09/30/96       0.44%       11,322
12/31/96       6.62%       17,835           12/31/96       8.34%       20,824            12/31/96       0.82%       11,415
03/31/97       0.92%       17,999           03/31/97       2.68%       21,383            03/31/97       0.70%       11,495
06/30/97      11.41%       20,052           06/30/97      17.46%       25,116            06/30/97       0.19%       11,517
09/30/97       7.62%       21,580           09/30/97       7.49%       26,997            09/30/97       0.44%       11,567
12/31/97      -0.30%       21,515           12/31/97       2.87%       27,772            12/31/97       0.62%       11,639
03/31/98       8.94%       23,438           03/31/98      13.95%       31,646            03/31/98       0.12%       11,653
06/30/98       0.90%       23,650           06/30/98       3.30%       32,691            06/30/98       0.56%       11,718
09/30/98     -10.04%       21,276           09/30/98      -9.95%       29,439            09/30/98       0.42%       11,768
12/31/98      16.44%       24,772           12/31/98      21.30%       35,709            12/31/98       0.42%       11,817
03/31/99       2.88%       25,486           03/31/99       4.98%       37,488            03/31/99       0.24%       11,845
06/30/99       8.78%       27,723           06/30/99       7.05%       40,131            06/30/99       0.91%       11,953
09/30/99      -9.14%       25,191           09/30/99      -6.24%       37,625            09/30/99       0.54%       12,018
12/31/99       3.57%       26,089           12/31/99      14.88%       43,223            12/31/99       0.78%       12,112
03/31/00      -4.14%       25,009           03/31/00       2.29%       44,214            03/31/00       0.95%       12,227
06/30/00      -3.07%       24,242           06/30/00      -2.66%       43,040            06/30/00       1.00%       12,349
09/30/00       4.03%       25,219           09/30/00      -0.97%       42,623            09/30/00       0.76%       12,443
12/31/00       4.54%       26,364           12/31/00      -7.81%       39,294            12/31/00       0.75%       12,536
03/31/01       1.82%       26,844           03/31/01     -11.86%       34,633            03/31/01       0.98%       12,659
06/30/01       5.04%       28,197           06/30/01       5.85%       36,660            06/30/01       1.08%       12,796
09/30/01      -6.91%       26,250           09/30/01     -14.68%       31,279            09/30/01      -0.11%       12,782
12/31/01      10.40%       28,980           12/31/01      10.69%       34,621            12/31/01      -0.06%       12,774
03/31/02      -0.21%       28,919           03/31/02       0.27%       34,716            03/31/02       0.23%       12,803
06/30/02      -8.71%       23,410           06/30/02     -13.40%       26,095            06/30/02       1.12%       12,540
09/30/02     -10.78%       20,887           09/30/02     -17.28%       21,586            09/30/02       0.50%       12,602
12/31/02       6.15%       22,171           12/31/02       8.44%       23,408            12/31/02       0.33%       12,644
03/31/03      -3.03%       21,499           03/31/03      -3.15%       22,670            03/31/03       0.99%       12,769

Past performance is not predictive of future performance.

----------------------------------------
|     FBP CONTRARIAN BALANCED FUND     |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
|                                      |
|    1 YEAR    5 YEARS    10 YEARS     |
|   (16.16%)    0.68%       7.95%      |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 14.8%
    22,500    Applebee's International, Inc. ..................    $    630,900
    35,000    Best Buy Company, Inc. (a) ......................         943,950
    65,000    Circuit City Stores - Circuit City Group ........         338,000
    18,000    CVS Corporation .................................         429,300
    44,000    Dana Corporation ................................         310,640
    85,000    Dillard's, Inc. .................................       1,098,200
     6,600    Eastman Kodak Company ...........................         195,360
    47,000    May Department Stores Company ...................         934,830
    30,000    Monsanto Company ................................         492,000
    23,000    Sears, Roebuck & Company ........................         555,450
    12,000    Wal-Mart Stores, Inc. ...........................         624,360
    13,000    Whirlpool Corporation ...........................         637,390
                                                                   ------------
                                                                      7,190,380
                                                                   ------------
              CONSUMER STAPLES -- 6.2%
    33,000    Altria Group, Inc. ..............................         988,680
    59,850    Archer-Daniels-Midland Company ..................         646,380
    35,000    Kroger Company (The) (a) ........................         460,250
    59,600    SUPERVALU, Inc. .................................         923,800
                                                                   ------------
                                                                      3,019,110
                                                                   ------------
              ENERGY -- 5.5%
    22,000    Kerr-McGee Corporation ..........................         893,420
    52,000    Marathon Oil Corporation ........................       1,246,440
    14,000    Schlumberger, Limited ...........................         532,140
                                                                   ------------
                                                                      2,672,000
                                                                   ------------
              FINANCIALS -- 29.3%
    29,000    American Express Company ........................         963,670
     6,000    American International Group ....................         296,700
    30,000    Bank of America Corporation .....................       2,005,200
    33,000    Bank One Corporation ............................       1,142,460
    45,000    Citigroup, Inc. .................................       1,550,250
    22,000    Freddie Mac .....................................       1,168,200
    13,000    Jefferson Pilot Corporation .....................         500,240
    50,000    J.P. Morgan Chase & Company .....................       1,185,500
    40,000    Saint Paul Companies, Inc. ......................       1,272,000
     7,000    SLM Corporation .................................         776,440
    65,000    Travelers Property Casualty Corporation - Class B         917,150
    76,000    Unumprovident Corporation .......................         744,800
    50,000    Wachovia Corporation ............................       1,703,500
                                                                   ------------
                                                                     14,226,110
                                                                   ------------
              HEALTH CARE -- 8.6%
    46,000    Bristol-Myers Squibb Company ....................         971,980
    24,000    Johnson & Johnson ...............................       1,388,880
    20,000    Merck & Company, Inc. ...........................       1,095,600
    25,000    Watson Pharmaceuticals, Inc. (a) ................         719,250
                                                                   ------------
                                                                      4,175,710
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 14.5%
   125,000    Cendant Corporation (a) .........................    $  1,587,500
    19,000    FedEx Corporation (b) ...........................       1,046,330
    43,000    General Electric Company ........................       1,096,500
    53,000    Trinity Industries, Inc. ........................         912,660
    81,000    Tyco International, Limited .....................       1,041,660
    15,000    Union Pacific Corporation .......................         825,000
    25,000    Waste Management, Inc. ..........................         529,500
                                                                   ------------
                                                                      7,039,150
                                                                   ------------
              INFORMATION TECHNOLOGY -- 12.3%
    35,000    Agilent Technologies, Inc. (a) (b) ..............         460,250
     7,000    Electronic Data Systems Corporation .............         123,200
    30,000    Harris Corporation ..............................         833,100
    72,950    Hewlett-Packard Company .........................       1,134,373
    25,000    International Business Machines Corporation .....       1,960,750
    56,000    Microsoft Corporation ...........................       1,355,760
    47,500    Novell, Inc. (a) ................................         102,125
                                                                   ------------
                                                                      5,969,558
                                                                   ------------
              MATERIALS -- 4.5%
    20,000    Dow Chemical Company ............................         552,200
    40,000    Engelhard Corporation ...........................         856,800
    35,000    Great Lakes Chemical Corporation ................         777,000
                                                                   ------------
                                                                      2,186,000
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 3.3%
    45,000    Verizon Communications, Inc. ....................       1,590,750
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $48,916,224) ..........    $ 48,068,768
                                                                   ------------

================================================================================
    PAR
   VALUE      SHORT-TERM CORPORATE NOTES-- 1.6%                       VALUE
--------------------------------------------------------------------------------
$   63,809    American Family Financial Services Demand Note ..    $     63,809
   637,134    U.S. Bank N.A. Demand Note ......................         637,134
    57,328    Wisconsin Corporate Central Credit Union
              Variable Demand Note ............................          57,328
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $758,271)     $    758,271
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.6%
              (Cost $49,674,495) ..............................    $ 48,827,039

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6)% ..        (274,910)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 48,552,129
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2003
================================================================================
  OPTION                                          VALUE OF        PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                OPTIONS         RECEIVED
--------------------------------------------------------------------------------
        25    Agilent Technologies, Inc.,
                5/17/2003 at $20 .............    $    375       $    5,407
        25    Agilent Technologies, Inc.,
                1/17/2004 at $25 .............          --            5,952
        50    FedEx Corporation,
                4/19/2003 at $60 .............       1,000           14,139
                                                  --------       ----------
                                                  $  1,375       $   25,498
                                                  ========       ==========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS -- 67.6%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 10.5%
    13,500    Applebee's International, Inc. ..................    $    378,540
    20,000    Best Buy Company, Inc. (a) ......................         539,400
    42,000    Circuit City Stores - Circuit City Group ........         218,400
    13,500    CVS Corporation .................................         321,975
    28,000    Dana Corporation ................................         197,680
    49,000    Dillard's, Inc. .................................         633,080
     8,000    Eastman Kodak Company ...........................         236,800
    25,000    May Department Stores Company ...................         497,250
    17,000    Monsanto Company ................................         278,800
    15,000    Sears, Roebuck & Company ........................         362,250
     9,500    Wal-Mart Stores, Inc. ...........................         494,285
    10,000    Whirlpool Corporation ...........................         490,300
                                                                   ------------
                                                                      4,648,760
                                                                   ------------
              CONSUMER STAPLES -- 4.0%
    18,000    Altria Group, Inc. ..............................         539,280
    40,000    Archer-Daniels-Midland Company ..................         432,000
    20,000    Kroger Company (The) (a) ........................         263,000
    33,900    SUPERVALU, Inc. .................................         525,450
                                                                   ------------
                                                                      1,759,730
                                                                   ------------
              ENERGY -- 3.7%
    14,000    Kerr-McGee Corporation ..........................         568,540
    33,000    Marathon Oil Corporation ........................         791,010
     7,700    Schlumberger, Limited ...........................         292,677
                                                                   ------------
                                                                      1,652,227
                                                                   ------------
              FINANCIALS -- 20.3%
    18,000    American Express Company ........................         598,140
     6,200    American International Group ....................         306,590
    20,000    Bank of America Corporation .....................       1,336,800
    18,000    Bank One Corporation ............................         623,160
    30,000    Citigroup, Inc. .................................       1,033,500
    12,000    Freddie Mac .....................................         637,200
     8,500    Jefferson Pilot Corporation .....................         327,080
    34,000    J.P. Morgan Chase & Company .....................         806,140
    24,000    Saint Paul Companies, Inc. ......................         763,200
     5,500    SLM Corporation .................................         610,060
    42,000    Travelers Property Casualty Corporation - Class B         592,620
    42,500    Unumprovident Corporation .......................         416,500
    28,000    Wachovia Corporation ............................         953,960
                                                                   ------------
                                                                      9,004,950
                                                                   ------------
              HEALTHCARE -- 5.5%
    22,000    Bristol-Myers Squibb Company ....................         464,860
    15,000    Johnson & Johnson ...............................         868,050
    11,000    Merck & Company, Inc. ...........................         602,580
    17,000    Watson Pharmaceuticals, Inc. (a) ................         489,090
                                                                   ------------
                                                                      2,424,580
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 67.6% (Continued)                       VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 9.5%
    75,000    Cendant Corporation (a) .........................    $    952,500
    12,000    FedEx Corporation (b) ...........................         660,840
    26,000    General Electric Company ........................         663,000
    29,000    Trinity Industries, Inc. ........................         499,380
    45,000    Tyco International, Limited .....................         578,700
     8,000    Union Pacific Corporation .......................         440,000
    20,000    Waste Management, Inc. ..........................         423,600
                                                                   ------------
                                                                      4,218,020
                                                                   ------------
              INFORMATION TECHNOLOGY -- 7.9%
    23,000    Agilent Technologies, Inc. (a) (b) ..............         302,450
     6,500    Electronic Data Systems Corporation .............         114,400
    16,000    Harris Corporation ..............................         444,320
    50,500    Hewlett-Packard Company .........................         785,275
    14,000    International Business Machines Corporation .....       1,098,020
    30,000    Microsoft Corporation ...........................         726,300
    25,000    Novell, Inc. (a) ................................          53,750
                                                                   ------------
                                                                      3,524,515
                                                                   ------------
              MATERIALS -- 4.0%
    18,000    Dow Chemical Company ............................         496,980
    39,000    Englehard Company ...............................         835,380
    19,900    Great Lakes Chemical Corporation ................         441,780
                                                                   ------------
                                                                      1,774,140
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 2.2%
    27,000    Verizon Communications, Inc. ....................         954,450
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $25,305,317) ..........    $ 29,961,372
                                                                   ------------

================================================================================
    SHARES    EXCHANGE TRADED FUNDS -- 0.6%                           VALUE
--------------------------------------------------------------------------------
    6,000     iShares Russell 1000 Value Index Fund
              (Cost $336,300) .................................    $    260,400
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 8.0%           VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 2.3%
$  500,000      3.875%, due 7/31/2003 .........................    $    504,590
   500,000      3.00%, due 2/29/2004 ..........................         508,340
                                                                   ------------
                                                                      1,012,930
                                                                   ------------
              FEDERAL HOME LOAN BANK -- 2.3%
 1,000,000      7.00%, due 7/2/2009 ...........................       1,013,334
                                                                   ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.1%
   500,000      4.05%, due 11/30/2004 .........................         502,261
                                                                   ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 2.3%
   500,000      3.05%, due 12/12/2005 .........................         504,618
   500,000      4.10%, due 1/18/2006 ..........................         503,377
                                                                   ------------
                                                                      1,007,995
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $3,513,294) ...............................    $  3,536,520
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 20.1%                                VALUE
--------------------------------------------------------------------------------
              FINANCE -- 8.3%
              Allstate Corporation,
$  500,000      7.875%, due 5/1/2005 ..........................    $    558,632
              Aon Corporation,
   500,000      6.90%, due 7/1/2004 ...........................         524,799
              Bankers Trust New York Corporation,
   750,000      7.375%, due 5/1/2008 ..........................         868,491
              CIT Group, Inc.,
   500,000      5.625%, 5/17/2004 .............................         516,915
              Northern Trust Company,
 1,000,000      7.10%, due 8/1/2009 ...........................       1,183,529
                                                                   ------------
                                                                      3,652,366
                                                                   ------------
              INDUSTRIAL -- 6.9%
              Berkshire Hathaway, Inc.,
   500,000      9.75%, due 1/15/2018 ..........................         512,880
              Gap, Inc.,
   500,000      5.625%, due 5/1/2003 ..........................         500,625
              Georgia Pacific Corporation,
   500,000      9.875%, due 11/1/2021 .........................         450,000
              Raychem Corporation,
 1,000,000      7.20%, due 10/15/2008 .........................         990,000
              Ryder System, Inc.,
   560,000      6.60%, due 11/15/2005 .........................         608,394
                                                                   ------------
                                                                      3,061,899
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 20.1% (Continued)                     VALUE
--------------------------------------------------------------------------------
              UTILITIES -- 4.9%
              AT&T Broadband Corporation,
$  481,000      9.455%, 11/15/2022 ............................    $    605,394
              AT&T Corporation,
    30,000      8.625%, due 12/1/2031 .........................          31,050
              El Paso Natural Gas Company,
   500,000      6.75%, due 11/15/2003 .........................         492,500
              Ohio Power Company,
 1,000,000      6.75%, due 7/1/2004 ...........................       1,052,299
                                                                   ------------
                                                                      2,181,243
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $8,336,770) .........    $  8,895,508
                                                                   ------------

================================================================================
 PAR VALUE    SHORT-TERM CORPORATE NOTES-- 3.9%                       VALUE
--------------------------------------------------------------------------------
$1,271,780    American Family Financial Services Demand Note ..    $  1,271,780
   358,437    U.S. Bank N.A. Demand Note ......................         358,437
   116,872    Wisconsin Corporate Central Credit Union
              Variable Demand Note ............................         116,872
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,747,089)   $  1,747,089
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.2%
              (Cost $39,238,770) ..............................    $ 44,400,889

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2)% ..         (67,597)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 44,333,292
                                                                   ============
(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2003
================================================================================
  OPTION                                          VALUE OF        PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                OPTIONS         RECEIVED
--------------------------------------------------------------------------------
        25    Agilent Technologies, Inc.,
                5/17/2003 at $20 .............    $    375       $    5,407
        25    Agilent Technologies, Inc.,
                1/17/2004 at $25 .............          --            5,952
        30    FedEx Corporation,
                4/19/2003 at $60 .............         600            8,492
                                                  --------       ----------
                                                  $    975       $   19,851
                                                  ========       ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=============================================================================================
                                                                    FBP              FBP
                                                                 CONTRARIAN       CONTRARIAN
                                                                   EQUITY          BALANCED
                                                                    FUND             FUND
---------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..................................    $ 49,674,495     $ 39,238,770
                                                                ============     ============
      At value (Note 1) ....................................    $ 48,827,039     $ 44,400,889
   Dividends and interest receivable .......................         100,030          311,747
   Receivable for capital shares sold ......................           3,264           16,724
   Other assets ............................................           5,824            3,985
                                                                ------------     ------------
      TOTAL ASSETS .........................................      48,936,157       44,733,345
                                                                ------------     ------------
LIABILITIES
   Dividends payable .......................................          33,060           25,957
   Payable for investment securities purchased .............         302,326          312,404
   Payable for capital shares redeemed .....................             805           20,317
   Accrued investment advisory fees (Note 3) ...............          28,950           26,429
   Accrued administration fees (Note 3) ....................           5,700            5,200
   Other accrued expenses and liabilities ..................          11,812            8,771
   Covered call options, at value (Notes 1 and 4)
      (premiums received $25,498 and $19,851, respectively)            1,375              975
                                                                ------------     ------------
      TOTAL LIABILITIES ....................................         384,028          400,053
                                                                ------------     ------------

NET ASSETS .................................................    $ 48,552,129     $ 44,333,292
                                                                ============     ============

Net assets consist of:
   Paid-in capital .........................................    $ 51,988,044     $ 39,773,877
   Undistributed net investment income .....................           5,251           20,407
   Accumulated net realized losses from
      security transactions ................................      (2,617,833)        (641,987)
   Net unrealized appreciation (depreciation) on investments        (823,333)       5,180,995
                                                                ------------     ------------
Net assets .................................................    $ 48,552,129     $ 44,333,292
                                                                ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ...       2,835,831        3,066,583
                                                                ============     ============

Net asset value, offering price and redemption
   price per share (Note 1) ................................    $      17.12     $      14.46
                                                                ============     ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
================================================================================
                                                       FBP             FBP
                                                    CONTRARIAN      CONTRARIAN
                                                      EQUITY         BALANCED
                                                       FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .....................................  $     27,749    $    929,536
   Dividends ....................................     1,099,176         633,421
                                                   ------------    ------------
      TOTAL INVESTMENT INCOME ...................     1,126,925       1,562,957
                                                   ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ............       382,258         330,463
   Administration fees (Note 3) .................        73,302          65,138
   Professional fees ............................        13,765          14,819
   Postage and supplies .........................        16,497          12,003
   Trustees' fees and expenses ..................        12,563          12,563
   Custodian fees ...............................        11,263           7,744
   Registration fees ............................         9,437           6,335
   Printing of shareholder reports ..............         7,244           4,670
   Insurance expense ............................         4,375           4,375
   Other expenses ...............................        15,877          15,341
                                                   ------------    ------------
      TOTAL EXPENSES ............................       546,581         473,451
                                                   ------------    ------------

NET INVESTMENT INCOME ...........................       580,344       1,089,506
                                                   ------------    ------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
   Net realized losses on security transactions .    (2,365,361)       (710,015)
   Net realized gains on option contracts written       100,944          70,053
   Net change in unrealized appreciation/
      depreciation on investments ...............   (15,708,256)     (9,024,208)
                                                   ------------    ------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...............................   (17,972,673)     (9,664,170)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..............................  $(17,392,329)   $ (8,574,664)
                                                   ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                     FBP CONTRARIAN                    FBP CONTRARIAN
                                                       EQUITY FUND                      BALANCED FUND
                                              ---------------------------------------------------------------
                                                  YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  2003             2002             2003             2002
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................    $    580,344     $    469,924     $  1,089,506     $  1,136,311
   Net realized gains (losses) on:
      Security transactions ..............      (2,365,361)         973,649         (710,015)       1,446,524
      Option contracts written ...........         100,944            9,240           70,053           13,860
   Net change in unrealized appreciation/
      depreciation on investments ........     (15,708,256)       3,844,999       (9,024,208)       1,200,706
                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
   from operations .......................     (17,392,329)       5,297,812       (8,574,664)       3,797,401
                                              ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............        (580,586)        (472,216)      (1,128,186)      (1,123,595)
   From net realized gains ...............              --               --               --       (1,462,422)
                                              ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders .........        (580,586)        (472,216)      (1,128,186)      (2,586,017)
                                              ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      19,331,027       10,592,130        3,084,060        2,295,326
   Net asset value of shares issued
      in reinvestment of distributions
      to shareholders ....................         447,881          364,221        1,037,813        2,488,605
   Payments for shares redeemed ..........     (15,910,461)      (8,075,278)      (2,894,644)      (3,282,393)
                                              ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions ............       3,868,447        2,881,073        1,227,229        1,501,538
                                              ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................     (14,104,468)       7,706,669       (8,475,621)       2,712,922

NET ASSETS
   Beginning of year .....................      62,656,597       54,949,928       52,808,913       50,095,991
                                              ------------     ------------     ------------     ------------
   End of year ...........................    $ 48,552,129     $ 62,656,597     $ 44,333,292     $ 52,808,913
                                              ============     ============     ============     ============

UNDISTRIBUTED NET
   INVESTMENT INCOME .....................    $      5,251     $      5,493     $     20,407     $     59,087
                                              ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold ..................................       1,001,736          470,709          199,584          128,926
   Reinvested ............................          24,745           16,117           69,712          142,272
   Redeemed ..............................        (846,273)        (353,689)        (189,091)        (187,328)
                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....         180,208          133,137           80,205           83,870
   Shares outstanding at beginning of year       2,655,623        2,522,486        2,986,378        2,902,508
                                              ------------     ------------     ------------     ------------
   Shares outstanding at end of year .....       2,835,831        2,655,623        3,066,583        2,986,378
                                              ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    23.59      $    21.78      $    20.82      $    22.57      $    21.45
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ....................          0.20            0.18            0.25            0.18            0.13
   Net realized and unrealized gains (losses)
      on investments ........................         (6.47)           1.81            1.22           (1.38)           1.50
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (6.27)           1.99            1.47           (1.20)           1.63
                                                 ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .....         (0.20)          (0.18)          (0.25)          (0.18)          (0.13)
   Distributions from net realized gains ....            --              --           (0.26)          (0.37)          (0.38)
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.20)          (0.18)          (0.51)          (0.55)          (0.51)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $    17.12      $    23.59      $    21.78      $    20.82      $    22.57
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (26.61%)          9.19%           7.17%          (5.40%)          7.74%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   48,552      $   62,657      $   54,950      $   55,791      $   44,978
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .....         1.00%           0.97%           0.98%           1.04%           1.08%

Ratio of net investment income to
   average net assets .......................         1.06%           0.80%           1.18%           0.83%           0.63%

Portfolio turnover rate .....................           12%             15%             26%             20%             18%

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2003           2002(a)          2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    17.68      $    17.26      $    17.70      $    19.36      $    19.08
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ....................          0.36            0.39            0.44            0.40            0.39
   Net realized and unrealized gains (losses)
      on investments ........................         (3.21)           0.92            0.81           (0.74)           1.21
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (2.85)           1.31            1.25           (0.34)           1.60
                                                 ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income .....         (0.37)          (0.39)          (0.44)          (0.40)          (0.39)
   Distributions from net realized gains ....            --           (0.50)          (1.25)          (0.92)          (0.93)
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.37)          (0.89)          (1.69)          (1.32)          (1.32)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $    14.46      $    17.68      $    17.26      $    17.70      $    19.36
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (16.16%)          7.73%           7.34%          (1.87%)          8.74%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   44,333      $   52,809      $   50,096      $   59,673      $   64,963
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .....         1.00%           0.98%           0.99%           1.02%           1.04%

Ratio of net investment income to
   average net assets .......................         2.31%           2.20%(a)        2.43%           2.11%           2.05%

Portfolio turnover rate .....................           21%             20%             13%             31%             25%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

--------------------------------------------------------------------------------
                               Year
                              Ended      Ordinary     Long-Term        Total
                             March 31,    Income    Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund     2003    $   580,586   $        --    $   580,586
                               2002    $   472,216   $        --    $   472,216
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund   2003    $ 1,128,186   $        --    $ 1,128,186
                               2002    $ 1,123,595   $ 1,462,422    $ 2,586,017
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 FBP CONTRARIAN   FBP CONTRARIAN
                                                   EQUITY FUND     BALANCED FUND
--------------------------------------------------------------------------------
Undistributed Ordinary Income ................    $      5,251     $      7,644
Capital Loss Carryforwards ...................      (1,746,285)        (356,837)
Other Losses .................................        (871,548)        (288,995)
Unrealized Appreciation (Depreciation) .......        (823,333)       5,197,603
                                                  ------------     ------------
Total Distributable Earnings .................    $ (3,435,915)    $  4,559,415
                                                  ============     ============
--------------------------------------------------------------------------------

As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund                   $   353,416        2010
                                               1,392,869        2011
                                             -----------
                                             $ 1,746,285
                                             ===========
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund                 $   356,837        2011
                                             ===========
--------------------------------------------------------------------------------

In addition, the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund had net realized capital losses of $871,548 and $289,098, respectively during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of investment securities as of March 31, 2003:

--------------------------------------------------------------------------------
                                                 FBP CONTRARIAN   FBP CONTRARIAN
                                                   EQUITY FUND     BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $  8,559,778     $  9,537,340
Gross unrealized depreciation ................      (9,383,111)      (4,339,737)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $   (823,333)    $  5,197,603
                                                  ============     ============
Federal income tax cost ......................    $ 49,648,997     $ 39,202,311
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Contrarian Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States of America.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,555,644 and $6,489,911, respectively, for the FBP Contrarian Equity Fund and $10,732,232 and $9,303,288, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2003 is as follows:

-----------------------------------------------------------------------------------------
                                              FBP CONTRARIAN           FBP CONTRARIAN
                                                EQUITY FUND             BALANCED FUND
                                           ----------------------------------------------
                                            OPTION       OPTION      OPTION       OPTION
                                           CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at beginning of year         310   $ 100,943          230   $  70,052
Options written ........................         100      25,498           80      19,851
Options expired ........................        (310)   (100,943)        (230)    (70,052)
                                           ---------   ---------    ---------   ---------
Options outstanding at end of year .....         100   $  25,498           80   $  19,851
                                           =========   =========    =========   =========
-----------------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                POSITION HELD       LENGTH OF
TRUSTEE                       ADDRESS                                 AGE       WITH THE TRUST      TIME SERVED
------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road                   66        Chairman and        Since
                              Manakin-Sabot, VA                                 Trustee             June 1991
------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court, Suite 400          66        Trustee             Since
                              Richmond, VA                                                          September 1988
------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                         50        Trustee and         Since
                              Lynchburg, VA                                     Vice President      September 1988
------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive                   63        Trustee             Since
                              Chapel Hill, NC                                                       September 1988
------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street                   53        Trustee             Since
                              Mobile, AL                                                            June 1991
------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            University of Richmond                  63        Trustee             Since
                              Richmond, VA                                                          March 1993
------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard               43        Trustee             Since
                              Saraland, AL                                                          March 1993
------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                       70        Trustee             Since
                              Richmond, VA                                                          July 1997
------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard, Suite 407     67        Trustee             Since
                              Arlington, VA                                                         November 1988
------------------------------------------------------------------------------------------------------------------
John M. Flippin               800 Main Street                         61        President           Since
                              Lynchburg, VA                                                         September 1998
------------------------------------------------------------------------------------------------------------------
R. Gregory Porter III         800 Main Street                         61        Vice President      Since
                              Lynchburg, VA                                                         September 1998
------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230          46        Vice President      Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230          41        Treasurer           Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230          46        Secretary           Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

================================================================================
Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Pricipal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1127.

================================================================================

                                [GRAPHIC OMITTED]

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS
                         ------------------------------

                         INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                         800 Main Street, Second Floor
                         P.O. Box 6138
                         Lynchburg, Virginia 24505
                         TOLL-FREE 1-800-327-9375
                         WWW.FBPINC.COM

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707
                         TOLL-FREE 1-866-738-1127

                         CUSTODIAN
                         U.S. Bank
                         425 Walnut Street
                         Cincinnati, Ohio  45202

                         INDEPENDENT AUDITORS
                         Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                         Philadelphia, PA 19103

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109

                         OFFICERS
                         John M. Flippin, President
                         John T. Bruce, Vice President
                            and Portfolio Manager
                         R. Gregory Porter, III, Vice President

                         TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         J. Finley Lee, Jr.
                         Richard Mitchell
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                                 AUGUST 1, 2003


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS...........................  2
MUNICIPAL OBLIGATIONS........................................................  8
DESCRIPTION OF BOND RATINGS.................................................. 14
INVESTMENT LIMITATIONS....................................................... 16
TRUSTEES AND OFFICERS........................................................ 19
PRINCIPAL HOLDERS OF FUND SHARES............................................. 23
INVESTMENT ADVISER........................................................... 24
ADMINISTRATOR................................................................ 26
DISTRIBUTOR.................................................................. 26
OTHER SERVICES............................................................... 27

PORTFOLIO SECURITIES AND BROKERAGE........................................... 27

SPECIAL SHAREHOLDER SERVICES................................................. 29
PURCHASE OF SHARES........................................................... 30
REDEMPTION OF SHARES......................................................... 31
NET ASSET VALUE DETERMINATION................................................ 31
ALLOCATION OF TRUST EXPENSE.................................................. 32
ADDITIONAL TAX INFORMATION................................................... 32
CAPITAL SHARES AND VOTING.................................................... 34
CALCULATION OF PERFORMANCE DATA.............................................. 35
FINANCIAL STATEMENTS AND REPORTS............................................. 38


APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES)............................ 39

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

The Equity Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.

The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S.

Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a

Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition.

If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

Alabama's business cycle is closely related to the national economy, and growth in machinery, aerospace and electronic manufacturing has become increasingly important to the State. The present movement toward diversification of the
State's manufacturing base and a similar trend toward enlargement and diversification of the service industries are expected to lead to increased stability. With its strong natural gas and oil deposits, Alabama is well positioned in energy markets. An important factor affecting the economy is the State-owned Port of Mobile which primarily handles coal exports and serves as a major Gulf Coast port. The Port of Mobile is one of the nation's busiest ports in tons of cargo handled.

Although manufacturing remains the largest employment sector, the State economy has become less dependent on manufacturing. In recent years, the importance of service industries to the State's economy has increased significantly. From 1995 to 2000, the Alabama real state gross product originating in manufacturing increased by 0.94% per year while the real state gross product originating in all the non-manufacturing sectors grew by 5.4%. The major service industries in the State are the general health care industries, most notably by the University of

Alabama medical complex in Birmingham, and high concentration of technology research and development industries in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years. Growth in the service and wholesale/retail trade sectors combined with a weakening manufacturing sector has enabled the economy to become more diverse. However, the State's reliance on the manufacturing sector remains significantly greater than the national average. Overall, non-agricultural employment has steadily grown during the past five years.

The 2000 fiscal year for Alabama ended with record year-end Alabama Department of Revenue collections of approximately $6 billion. The collections were up 6.5% over 1999 collections of $5.7 billion. However, the April 2001 tax collections have decreased significantly. State officials have acknowledged that the national economic downturn has impacted Alabama's economy and caused much of the revenue shortfall from tax collections. According to Alabama Department of Revenue officials, corporate income tax receipts are down 33%. Governor Don Siegelman has quantified this corporate income tax revenue loss at $150 to $200 million since fiscal year 2000. The Alabama state finance director has proposed several changes to the taxation of corporations, such as the repeal of elective consolidated reporting, in order to reduce the projected shortfall in tax revenues.

In SOUTH CENTRAL BELL TELEPHONE CO. VS. ALABAMA, 119 S.Ct. 1180 (1999), the U.S. Supreme Court struck down Alabama's franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate remedies. Effective January 1, 2000, the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations. Furthermore, pursuant to a referendum which took place on March 16, 2000, the maximum income tax rate applicable to corporations was increased from 5% to 6.5% for tax years beginning after December 31, 2000. It is projected that the revenues from the business privilege tax, the increased corporate income tax and other related changes in State taxes will replace the revenues which would have been collected under the old foreign corporation franchise tax.

The State is negotiating settlements with certain foreign corporations aggrieved by the former franchise tax. The SOUTH CENTRAL BELL plaintiffs settled claims totaling over $141 million for $40 million, to be paid over a period of years. Over 150 additional corporations have agreed to settle $64 million in franchise tax refunds for approximately $9 million, to be paid during fiscal 2002.

The case of GLADWIN CORP. VS. LYONS, Circuit Court of Montgomery County, could have a significant impact on the State of Alabama. This is a class action challenging the constitutionality of the pre-2000 franchise tax on the same grounds as South Central Bell. The potential loss to the State from the Gladwin class action is on the order of $1 billion, including interest.

By order dated June 13, 2001, Judge Greenhaw certified a class action defined very broadly. The State has appealed this class certification to the Alabama Supreme Court. There are two other class actions challenging the constitutionality of the franchise tax on the same grounds as SOUTH CENTRAL BELL that are being held in suspense pending the resolution of the class certification in GLADWIN. If the class certified in GLADWIN is upheld on appeal, these cases may become vehicle for the refund actions unless the grounds for not certifying the class preclude certification of any class.

Additionally, there are about 30 other cases not part of the class action challenging the constitutionality of the franchise tax on the same grounds as South Central Bell. These cases were filed before the class action. These cases will remain even if the State is successful with the GLADWIN certification. The ultimate resolution of all the pending franchise tax cases could have a significant adverse effect on the State's financial condition.

INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;
(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

 (1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)  Write,  acquire  or  sell  commodities,   commodities  contracts,  futures
      contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                                                           Principal Occupation(s) During               Complex
                                        Length of       Position(s) Held   Past 5 Years and                           Overseen by
Name, Address and Age                  Time Served       with the Trust    Directorships of Public Companies            Trustee
---------------------                  -----------      ----------------   ---------------------------------            -------
*Austin Brockenbrough III (age 66)        Since              Trustee;      President and Managing  Director of Lowe,       10
1802 Bayberry Court, Suite 400        September 1988    Vice President of  Brockenbrough & Company,  Inc,  Richmond,
Richmond, Virginia 23226                                 The Jamestown     Virginia;     Director     of    Tredegar
                                                              Funds        Industries,  Inc. (plastics manufacturer)
                                                                           and Wilkinson  O'Grady & Co. Inc. (global
                                                                           asset manager);  Trustee of University of
                                                                           Richmond


*John T. Bruce (age 49)                   Since             Trustee;       Principal  of  Flippin,  Bruce &  Porter,       10
800 Main Street                       September 1988    Vice President of  Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                FBP Contrarian
                                                        Equity Fund and
                                                         FBP Contrarian
                                                         Balanced Fund

*Charles M. Caravati, Jr. (age 66)        Since            Chairman        Retired  physician;  retired President of       10
931 Broad Street Road                   June 1991         and Trustee      Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103


*Richard Mitchell (age 54)                Since            Trustee;        Principal  of T.  Leavell  &  Associates,       10
150 Government Street                   June 1991       President of The   Inc., Mobile, Alabama
Mobile, Alabama 36602                                  Government Street
                                                            Funds

Independent Trustees:

J. Finley Lee, Jr. (age 63)               Since             Trustee        Julian    Price    Professor    Emeritus,       10
200 Westminster Drive                 September 1988                       University of North Carolina;  Trustee of
Chapel Hill, North Carolina 27514                                          Albemarle  Investment  Trust  (registered
                                                                           investment company)

Richard L. Morrill (age 64)               Since             Trustee        Chancellor and  Distinguished  University       10
G19 Boatwright Library                  March 1993                         Professor   of  Ethics   and   Democratic
Richmond, Virginia 23173                                                   Values  at the  University  of  Richmond;
                                                                           Director  of  Tredegar  Industries,  Inc.
                                                                           (plastics   manufacturer)  and  Albemarle
                                                                           Corporation   (polymers   and   chemicals
                                                                           manufacturer)

Harris V. Morrissette (age 43)            Since             Trustee        President  of Marshall  Biscuit Co. Inc.;       10
100 Jacintoport Boulevard               March 1993                         Chairman   of   Azalea   Aviation,   Inc.
Saraland, Alabama 36571                                                    (airplane    fueling);     Director    of
                                                                           BancTrust  Financial  Group,  Inc.  (bank
                                                                           holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 70)               Since             Trustee        Retired Managing  Director of Equities of       10
47 Willway Avenue                       July 1997                          Virginia    Retirement   Systems   (state
Richmond, Virginia 23226                                                   pension fund)

Samuel B. Witt III (age 67)               Since             Trustee        Senior   Vice   President   and   General       10
2300 Clarendon Boulevard, Suite 407    November 1988                       Counsel  of  Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                  (state  government  relations);  Director
                                                                           of  The   Swiss   Helvetia   Fund,   Inc.
                                                                           (closed-end investment company)



                                       20

Executive Officers:


John P. Ackerly IV (age 40)               Since          Vice President of      Senior Vice President of Davenport & Company  LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 58)             Since            President of         Executive Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 37)          Since             President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996  The Jamestown Balanced Fund,Inc., Richmond, Virginia
Richmond, Virginia 23226                           The Jamestown Equity Fund and
                                                    The Jamestown International
                                                            Equity Fund

Robert G. Dorsey (age 46)                 Since           Vice President        Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230        November 2000                             registered   transfer   agent)  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                          Distributors,  LLC  (a registered   broker-dealer);
                                                                                formerly President  of Countrywide  Fund  Services,
                                                                                Inc. (a mutual fund services company)

John M. Flippin (age 61)                  Since     President of FBP Contrarian  Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988     Equity Fund and FBP     Lynchburg, Virginia
Lynchburg, Virginia 24504                             Contrarian Balanced Fund


Beth Ann Gustafson (age 44)               Since           President of           Vice  President of Lowe, Brockenbrough &  Company,
1802 Bayberry Court, Suite 400         March 1995   The Jamestown Tax Exempt     Inc., Richmond Virginia
Richmond, Virginia 23226                                 Virginia Fund

Timothy S. Healey (age 50)               Since        Vice President of          Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305          January 1995 The Alabama Tax Free Bond Fund Mobile, Alabama
Birmingham, Alabama 35223

J. Lee Keiger III (age 48)                Since         Vice President of        Senior  Vice  President  of
Davenport & Company, LLC,             November 1997  The Davenport Equity Fund   Richmond, Virginia
One James Center,
901 E. Cary Street
Richmond, Virginia 23219

R. Gregory Porter III (age 62)           Since        Vice President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988 Contrarian Equity Fund and   Lynchburg, Virginia
Lynchburg, Virginia 24504                          FBP Contrarian Balanced Fund

Mark J. Seger (age 41)                   Since            Treasurer              Managing  Director of  Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230       November 2000                               and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                           Vice President of Countrywide Fund Services, Inc.


Pamela C. Simms (age 41)                 Since        Vice President of          Account   Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400       February 2003 The Jamestown Tax Exempt      Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Virginia Fund


John F. Splain  (age 46)                 Since            Secretary              Managing  Director of  Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230       November 2000                               and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                           Vice  President   and  Secretary   of  Countrywide
                                                                                 Fund  Services,  Inc.  and   affiliated  companies

Connie R. Taylor (age 52)                Since        Vice President of          Account   Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        March 1993 The Jamestown Balanced Fund     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                        and The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 55)       Since        Vice President of         Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400       February 2002 The Jamestown Balanced Fund  Inc., Richmond, Virginia
Richmond, Virginia 23226                          and The Jamestown Equity Fund

Coleman Wortham III (age 57)             Since         Vice President of        President and Chief Executive Officer of  Davenport
One James Center, 901 E. Cary St.    November 1997 The Davenport Equity Fund    & Company, LLC, Richmond, Virginia
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualigied Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt
III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2003.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of          Investment Companies Overseen by
                                Shares of the Fund Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III None        Over $100,000
John T. Bruce                             None                       Over $100,000
Charles M. Caravati, Jr  None        Over $100,000
Richard Mitchell                     Over $100,000                   Over $100,000

Independent Trustees:

J. Finley Lee, Jr                    $10,001--$50,000                Over $100,000
Richard L. Morrill                        None                       Over-$100,000
Harris V. Morrissette                Over $100,000                   Over $100,000
Erwin H. Will, Jr                         None                       Over $100,000

Samuel B. Witt III                        None                       Over $100,000

     TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,200              None                None               $ 14,000

J. Finley Lee, Jr.                  5,100              None                None                 17,000
Richard L. Morrill                  5,100              None                None                 17,000
Harris V. Morrissette               5,100              None                None                 17,000
Erwin H. Will, Jr.                  5,100              None                None                 17,000
Samuel B. Witt III                  5,550              None                None                 18,500

                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 15, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

As of July 15, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 63.5% of the outstanding shares of the Equity Fund, 55.4% of the outstanding shares of the Bond Fund and 49.0% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of July 15, 2003, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 13.2% of the outstanding shares of the Equity Fund, 10.5% of the outstanding shares of the Bond Fund and 18.2% of the then-outstanding shares of the Alabama Tax Free Fund.

                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Equity Fund paid the Adviser advisory fees of $550,064, $594,837 and $673,767, respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Bond Fund paid the Adviser advisory fees of $284,643, $258,594 and $235,819, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Alabama Tax Free Fund paid the Adviser advisory fees of $103,594 (which was net of voluntary fee waivers of $13,765), $86,556 (which was net of voluntary fee waivers of $17,551) and $74,278 (which was net of voluntary fee waivers of $14,865), respectively.


The Adviser, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell and Dorothy G. Gambill. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 6, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2003, 2002 and 2001, the Equity Fund paid fees to the Administrator and/or Integrated of $110,291, $117,880 and $156,048, respectively; the Bond Fund paid fees to the Administrator and/or Integrated of $42,681, $38,793 and $35,149, respectively; and the Alabama Tax Free Fund paid fees to the Administrator and/or Integrated of $48,154, $43,465 and $36,868, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.


The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.


                       PORTFOLIO SECURITIES AND BROKERAGE


It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Equity Fund was $36,492, $38,181 and $13,820, respectively. No brokerage commissions were paid by the Bond Fund or the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2003, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $1,406,697), BB&T Investment Services, Inc. (the market value of which was $942,900), and Charles Schwab & Co., Inc. (the market value of which was $231,040); and the Bond Fund held debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the market value of which was $1,150,445). Citigroup Global Markets Inc., BB&T Investment Services, Inc., Charles Schwab & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The

Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Equity Fund had capital loss carryforwards for federal income tax purposes of $2,862,276, of which $277,085 expire March 31, 2009 and $2,585,191 expire March
31, 2011. As of March 31, 2003, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,041,038, of which $106,397 expire March 31, 2004, $129,539 expire March 31, 2005, $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31, 2008, $195,097 expire March 31,
2009,  $87,182  expire March 31, 2010 and $70,056  expire March 31, 2011.  As of
March 31, 2003, the Alabama Tax Free Fund had capital loss carryforwards for federal income tax purposes of $167,203, of which $108,458 expire March 31, 2004, $347 expire March 31, 2007 and $58,398 expire March 31, 2009. In addition, the Equity Fund and the Bond Fund had net realized capital losses of $102,746 and $186,769, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as rising during the Funds' tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.


Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.


                            CAPITAL SHARES AND VOTING

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by

Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2003:

                        THE GOVERNMENT STREET EQUITY FUND
                                       One Year  Five Years    Ten Years
                                       --------  ----------    ---------
Return Before Taxes                     -24.47%    -3.49%         6.24%
Return After Taxes on Distributions     -24.70%    -3.87%         5.57%
Return After Taxes on Distributions
 and Sale of Fund Shares                -15.02%    -2.79%         4.98%

                         THE GOVERNMENT STREET BOND FUND
                                       One Year  Five Years    Ten Years
                                       --------  ----------    ---------
Return Before Taxes                       9.36%     6.43%         6.16%
Return After Taxes on Distributions       7.21%     4.05%         3.65%
Return After Taxes on Distributions
 and Sale of Fund Shares                  5.71%     3.94%         3.64%

                         THE ALABAMA TAX FREE BOND FUND
                                       One Year  Five Years    Ten Years
                                       --------  ----------    ---------
Return Before Taxes                       8.67%     4.96%         5.11%
Return After Taxes on Distributions       8.67%     4.96%         5.11%
Return After Taxes on Distributions
and Sale of Fund Shares                   6.83%     4.80%         4.96%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2003 were 0.97%, 3.11% and 2.62%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2003, based on the highest marginal combined federal and Alabama income tax rate, was 4.24%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


     o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

Pursuant to an Agreement and Plan of Reorganization, the Alabama Tax Free Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objectives, policies and restrictions of the Alabama Tax Free Fund and the Predecessor Fund are nearly identical and the performance information in this Statement of Additional Information for periods prior to April 1, 1994 relates to the Predecessor Fund.


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Government Street Funds as of March 31, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


As adopted May 5, 2003

                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

General Policy
--------------

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.


Voting Responsibility
---------------------

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.


Proxy Voting Policy Regarding:

Routine Proposals:
------------------

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

o    Approval of Auditors
o    Changes of Date and Place of Annual Meeting
o    Election of Directors
o    Changes in Company Name
o    Indemnification Provision for Directors
o    Stock Splits
o    Share Repurchases

Non-Routine Proposals
---------------------

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

o    Mergers and Acquisitions
o    Issuance of Securities to Meet Ongoing Corporate Capital Needs
o    Restructuring
o    Re-incorporation
o    Increase in number of Directors
o    Stock Option Plans
o    Management Compensation
o    "Golden Parachutes"
o    Board Structure (Inside vs. Outside Directors)
o    Cumulative Voting
o    "Poison Pills"
o    Director Stock Ownership Requirements
o    Incentive Plans
o    Tender Offers
o    Debt Restructuring
o    Director Tenure
o    Stock Option Repricing
o    Stock Option Expensing
o    Retirement Plans
o    Social Issues


Conflicts of Interest
---------------------

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records
--------------------

     According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.

               ==================================================
               |                                                |
               |                      THE                       |
               |               GOVERNMENT STREET                |
               |                     FUNDS                      |
               |                                                |
               |                                                |
               |              No-Load Mutual Funds              |
               |                                                |
               |                                                |
               |                 Annual Report                  |
               |                 March 31, 2003                 |
               |                                                |
               ==================================================

                         T. Leavell & Associates, Inc.
                               ------------------
                               INVESTMENT ADVISER
                               ------------------
                                  Founded 1979


               ==================================================
               |                                                |
               |       The Government Street Equity Fund        |
               |        The Government Street Bond Fund         |
               |         The Alabama Tax Free Bond Fund         |
               |                                                |
               ==================================================

LETTER FROM THE PRESIDENT                                         APRIL 25, 2003
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2003.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     This year marks the fourth consecutive year in which The Government Street Equity Fund (GSEF), with a return of -24.47% for the 12 months ended March 31, 2003, has outperformed the S&P 500 Index, which returned -24.76% during the same period. In addition, the Fund has outperformed both the S&P 500 Index and the Lipper Large Capitalization Core Index for the 3 and 5 year time periods ended March 31, 2003.

     The GSEF is designed to provide a core investment in an investor's common stock portfolio. We believe that the S&P 500 Index is representative of the general market performance of common stocks, and it serves as the Fund's benchmark for relative performance. The Fund seeks to exceed the performance of the Index through a process of quantified stock selection while controlling risk with broad diversification. At March 31, 2003, the GSEF held 136 stocks representing approximately 70 industry categories and many more sub-industry classifications. Although the Fund's absolute performance during its fiscal year is disappointing, on a relative basis it performed exactly as it is designed to do.

     Having said this, however, we are keenly aware that investors who have experienced the erosion of the value of their stock portfolios over the past three years may not be impressed or reassured by relative return comparisons. During extended periods of market decline (such as we have experienced since March, 2000) investors are inclined to focus on absolute returns (rather than on relative ones). As a result, many investors are tempted to abandon the stock market in favor of financial instruments that are certain to provide at least some level of positive investment return - short term U.S. Treasury Obligations, Certificates of Deposit and Money Market Funds.

     For those who give in to this temptation, there is the greater risk of depriving themselves of the opportunity to participate in the market's recovery and the ability to recoup market losses. This has not been the case for shareholders of The Government Street Equity Fund. In fact, during the twelve months ended March 31, 2003 there were net additions to The Government Street Equity Fund of over $9 million. We are pleased and gratified by that show of confidence in the Fund.

     As we have shared with our clients over the years, we do not pretend to be able to predict what will happen with financial markets. Yet, the conditions that currently exist in America - low interest rates, affordable energy, continuing productivity increases (without inflation), broad access to homeownership - are very favorable for a growing economy and for positive stock market returns. In addition, the successful resolution of the War in Iraq and the lowering of tensions related to the threat of terrorism have reduced investor anxiety and uncertainty. All signs point to the enactment of a tax bill that is likely to have a positive impact on the economy. Taken together, all of these things give us a high degree of confidence that an investment in the U.S. stock market will be rewarded in the years to come.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Market interest rates continued to decline during the year ended March 31, 2003, reaching levels that have not been experienced in more than 40 years. As a result, the bond market had another strong year in 2002 and outperformed stocks for the third consecutive year.

     The Government Street Bond Fund profited from that environment and achieved a return of 9.36% for its fiscal year ended March 31, 2003. This return lagged both the Lehman Aggregate Index and the Lehman Government Corporate Intermediate Bond Index whose returns were 11.69% and 11.74%, respectively, for the same period. This underperformance was due in part to the Fund's lack of participation in two sectors of the Aggregate Index that performed extremely well. The best performing sector was collateralized mortgage-backed securities which achieved a return of 16.31% during the twelve months ended March 31, 2003. Although this sector represented only 2.3% of the Index, the Fund's total lack of exposure to the sector detracted from its relative performance. The Aggregate Index also benefited from a strong rally in the long end of the treasury curve where the Fund had no representation. This is reflected in the comparison of the duration of the Fund's treasury component (2.9 years) to the duration of the treasuries in the Index (5.9 years).

     Going forward, the outlook for fixed income investments over the next few months remains uncertain. If the economy falters, with the federal funds rate standing at 1.25% there is little room left for the Federal Reserve Board to maneuver. Yet, bond prices are extremely vulnerable to declines if interest rates were to rise as sharply as they have fallen since early 2001. Despite this uncertainty, investors in The Government Street Bond Fund, with its emphasis on credit quality and on maintaining an intermediate term average maturity, should be well positioned for either event.

     For the year ended March 31, 2003, The Government Street Bond Fund's ratio of net investment income to average net assets was 4.62%. The Fund's average maturity was 3.9 years. Net assets of the Fund at March 31, 2003 were $58,664,573; net asset value was $21.55; and the ratio of expenses to average net assets was 0.71%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund achieved a total return of 8.67% for the twelve months ended March 31, 2003. This return, consistent with the Fund's intermediate term objective, compared favorably with the 8.63% return of the Lipper Intermediate Term Municipal Bond Index. The Fund was a beneficiary of the general decline in market interest rates during the year which drove municipal bond prices higher.

     Municipal bonds currently are an inexpensive sector within the fixed income market. For example, the yield on a "AAA" rated ten year municipal bond is now providing over 90% of the yield on a ten year Treasury (com-pared with an average of 77% of that yield over the last ten years). However, the risk of an increase in interest rates also faces the municipal market. This means that shorter-term bonds become more important as an investment strategy, because bond prices will be falling as their yields rise. Investors in The Alabama Tax Free Bond Fund should be comforted both by the intermediate term average maturity (6.7 years) of the Fund's portfolio and by its emphasis on quality - more than two-thirds of the bonds held by the Fund were rated "AAA" at year-end. Net assets of the Fund were $34,728,552; and the net asset value was $10.89.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking income which is sheltered from Federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

                        THE GOVERNMENT STREET EQUITY FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                [GRAPHIC OMITTED]

 THE GOVERNMENT STREET EQUITY FUND:            STANDARD & POOR'S 500 INDEX:                   CONSUMER PRICE INDEX:
 ---------------------------------             ----------------------------                   ---------------------

                              QTRLY                                      QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
03/31/93        0.35%        10,000         03/31/93        4.36%       10,000           03/31/93        0.90%       10,000
06/30/93       -1.52%         9,848         06/30/93        0.48%       10,048           06/30/93        0.60%       10,060
09/30/93        2.48%        10,092         09/30/93        2.58%       10,308           09/30/93        0.40%       10,100
12/31/93        1.86%        10,280         12/31/93        2.32%       10,547           12/31/93        0.70%       10,171
03/31/94       -3.03%         9,969         03/31/94       -3.79%       10,147           03/31/94        0.50%       10,222
06/30/94       -3.00%         9,670         06/30/94        0.42%       10,190           06/30/94        0.60%       10,283
09/30/94        5.37%        10,189         09/30/94        4.88%       10,687           09/30/94        0.90%       10,376
12/31/94       -1.91%         9,994         12/31/94       -0.02%       10,685           12/31/94        0.60%       10,438
03/31/95        6.75%        10,668         03/31/95        9.74%       11,725           03/31/95        0.80%       10,522
06/30/95        7.18%        11,435         06/30/95        9.55%       12,845           06/30/95        0.90%       10,617
09/30/95        6.05%        12,126         09/30/95        7.95%       13,866           09/30/95        0.40%       10,660
12/31/95        5.01%        12,734         12/31/95        6.02%       14,700           12/31/95        0.50%       10,713
03/31/96        5.53%        13,438         03/31/96        5.37%       15,489           03/31/96        0.80%       10,799
06/30/96        2.87%        13,824         06/30/96        4.49%       16,185           06/30/96        1.10%       10,918
09/30/96        5.17%        14,539         09/30/96        3.09%       16,685           09/30/96        0.44%       10,966
12/31/96        6.40%        15,470         12/31/96        8.34%       18,076           12/31/96        0.82%       11,056
03/31/97        1.59%        15,715         03/31/97        2.68%       18,560           03/31/97        0.69%       11,133
06/30/97       16.58%        18,321         06/30/97       17.46%       21,801           06/30/97        0.19%       11,154
09/30/97        6.15%        19,448         09/30/97        7.49%       23,433           09/30/97        0.44%       11,203
12/31/97        1.69%        19,776         12/31/97        2.87%       24,106           12/31/97        0.62%       11,272
03/31/98       10.70%        21,892         03/31/98       13.95%       27,469           03/31/98        0.12%       11,286
06/30/98        1.63%        22,250         06/30/98        3.30%       28,376           06/30/98        0.56%       11,349
09/30/98       -9.05%        20,237         09/30/98       -9.95%       25,553           09/30/98        0.42%       11,397
12/31/98       20.92%        24,470         12/31/98       21.30%       30,996           12/31/98        0.42%       11,445
03/31/99        2.72%        25,135         03/31/99        4.98%       32,540           03/31/99        0.24%       11,473
06/30/99        7.69%        27,069         06/30/99        7.05%       34,834           06/30/99        0.91%       11,577
09/30/99       -6.56%        25,292         09/30/99       -6.24%       32,659           09/30/99        0.54%       11,640
12/31/99       13.88%        28,803         12/31/99       14.88%       37,518           12/31/99        0.78%       11,730
03/31/00        4.66%        30,145         03/31/00        2.29%       38,378           03/31/00        0.95%       11,842
06/30/00       -1.94%        29,560         06/30/00       -2.66%       37,357           06/30/00        1.00%       11,960
09/30/00       -0.37%        29,449         09/30/00       -0.97%       36,995           09/30/00        0.76%       12,051
12/31/00       -5.94%        27,699         12/31/00       -7.81%       34,106           12/31/01        0.75%       12,141
03/31/01      -13.60%        23,932         03/31/01      -11.86%       30,061           03/31/01        0.98%       12,260
06/30/01        4.18%        24,933         06/30/01        5.85%       31,820           06/30/01        1.08%       12,393
09/30/01      -13.10%        21,667         09/30/01      -14.68%       27,149           09/30/01       -0.11%       12,379
12/31/01       11.22%        24,098         12/31/01       10.69%       30,050           12/31/01       -0.06%       12,372
03/31/02        0.70%        24,266         03/31/02        0.27%       30,133           03/31/02        0.23%       12,400
06/30/02      -13.17%        21,070         06/30/02      -13.40%       26,095           06/30/02        1.12%       12,539
09/30/02      -15.90%        17,720         09/30/02      -17.28%       21,586           09/30/02        0.50%       12,602
12/31/02        7.03%        18,966         12/31/02        8.44%       23,408           12/31/02        0.33%       12,643
03/31/03       -3.36%        18,329         03/31/03       -3.15%       22,670           03/31/03        0.99%       12,769

Past performance is not predictive of future performance.

----------------------------------------
|  The Government Street Equity Fund   |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year     5 Years     10 Years     |
| (24.47%)    (3.49%)       6.24%      |
----------------------------------------

                            THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and
                         the 90-Day Treasury Bill Index

                               [GRAPHIC OMITTED]

  THE GOVERNMENT STREET BOND FUND:                  LEHMAN GOVERNMENT/                    90 DAY TREASURY BILL INDEX:
  --------------------------------                  ------------------                    ---------------------------
                                             CORPORATE INTERMEDIATE BOND INDEX:
                                             ---------------------------------

                             QTRLY                         QTRLY                                     QTRLY
 DATE         RETURN        BALANCE          DATE         RETURN       BALANCE          DATE        RETURN        BALANCE
 ----         ------        -------          ----         ------       -------          ----        ------        -------
03/31/93       4.28%        10,000         03/31/93        3.98%       10,000         03/31/93      0.78%         10,000
06/30/93       1.99%        10,199         06/30/93        2.16%       10,216         06/30/93      0.77%         10,077
09/30/93       2.48%        10,452         09/30/93        2.26%       10,447         09/30/93      0.82%         10,160
12/31/93      -0.18%        10,433         12/31/93        0.17%       10,465         12/31/93      0.78%         10,239
03/31/94      -2.38%        10,185         03/31/94       -2.03%       10,252         03/31/94      0.77%         10,318
06/30/94      -0.72%        10,112         06/30/94       -0.60%       10,191         06/30/94      0.96%         10,417
09/30/94       0.70%        10,183         09/30/94        0.82%       10,274         09/30/94      1.08%         10,529
12/31/94      -0.30%        10,153         12/31/94       -0.11%       10,263         12/31/94      1.33%         10,669
03/31/95       4.46%        10,606         03/31/95        4.39%       10,714         03/31/95      1.50%         10,828
06/30/95       5.24%        11,161         06/30/95        5.00%       11,249         06/30/95      1.50%         10,991
09/30/95       1.44%        11,322         09/30/95        1.66%       11,435         09/30/95      1.42%         11,148
12/31/95       3.54%        11,722         12/31/95        3.52%       11,837         12/31/95      1.47%         11,312
03/31/96      -0.99%        11,606         03/31/96       -0.83%       11,738         03/31/96      1.23%         11,451
06/30/96       0.61%        11,677         06/30/96        0.63%       11,812         06/30/96      1.29%         11,599
09/30/96       1.73%        11,879         09/30/96        1.78%       12,023         09/30/96      1.38%         11,759
12/31/96       2.30%        12,152         12/31/96        2.45%       12,317         12/31/96      1.30%         11,912
03/31/97      -0.10%        12,140         03/31/97       -0.11%       12,304         03/31/97      1.28%         12,064
06/30/97       2.90%        12,492         06/30/97        2.95%       12,667         06/30/97      1.36%         12,228
09/30/97       2.76%        12,836         09/30/97        2.70%       13,009         09/30/97      1.34%         12,392
12/31/97       2.09%        13,104         12/31/97        2.14%       13,287         12/31/97      1.25%         12,547
03/31/98       1.55%        13,307         03/31/98        1.56%       13,494         03/31/98      1.30%         12,711
06/30/98       1.87%        13,556         06/30/98        1.88%       13,748         06/30/98      1.29%         12,875
09/30/98       3.77%        14,067         09/30/98        4.49%       14,365         09/30/98      1.42%         13,057
12/31/98       0.07%        14,077         12/31/98        0.29%       14,407         12/31/98      1.13%         13,204
03/31/99      -0.39%        14,022         03/31/99       -0.19%       14,380         03/31/99      1.06%         13,343
06/30/99      -1.24%        13,848         06/30/99       -0.40%       14,322         06/30/99      1.20%         13,503
09/30/99       0.67%        13,942         09/30/99        0.92%       14,454         09/30/99      1.27%         13,674
12/31/99      -0.05%        13,934         12/31/99        0.05%       14,461         12/31/99      1.25%         13,844
03/31/00       1.31%        14,116         03/31/00        1.50%       14,678         03/31/00      1.40%         14,037
06/30/00       1.64%        14,348         06/30/00        1.69%       14,926         06/30/00      1.52%         14,250
09/30/00       3.09%        14,791         09/30/00        2.88%       15,356         09/30/00      1.51%         14,465
12/31/00       3.86%        15,362         12/31/00        3.70%       15,924         12/31/00      1.63%         14,700
03/31/01       3.14%        15,845         03/31/01        3.40%       16,465         03/31/01      1.51%         14,921
06/30/01       0.54%        15,931         06/30/01        0.67%       16,576         06/30/01      1.12%         15,089
09/30/01       4.29%        16,614         09/30/01        4.61%       17,340         09/30/01      1.08%         15,252
12/31/01      -0.06%        16,605         12/31/01        0.09%       17,356         12/31/01      0.64%         15,349
03/31/02       0.08%        16,618         03/31/02       -0.23%       17,316         03/31/02      0.43%         15,415
06/30/02       3.02%        17,120         06/30/02        3.55%       17,930         06/30/02      0.43%         15,481
09/30/02       3.62%        17,739         09/30/02        4.53%       18,742         09/30/02      0.43%         15,548
12/31/02       1.40%        17,988         12/31/02        1.69%       19,058         12/31/02      0.39%         15,609
03/31/03       1.03%        18,173         03/31/03        1.50%       19,344         03/31/03      0.30%         15,655

Past performance is not predictive of future performance.

----------------------------------------
|   The Government Street Bond Fund    |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   9.36%      6.43%        6.16%      |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

                                [GRAPHIC OMITTED]

 THE ALABAMA TAX FREE BOND FUND:           LEHMAN 3-YEAR MUNICIPAL BOND INDEX:
 -------------------------------           -----------------------------------

                            QTRLY                         QTRLY
  DATE        RETURN       BALANCE           DATE        RETURN       BALANCE
  ----        ------       -------           ----        ------       -------
03/31/93       0.96%       10,000          03/31/93       1.68%       10,000
06/30/93       2.81%       10,281          06/30/93       1.50%       10,150
09/30/93       2.79%       10,568          09/30/93       1.42%       10,294
12/31/93       1.05%       10,678          12/31/93       1.14%       10,411
03/31/94      -3.17%       10,340          03/31/94      -1.34%       10,272
06/30/94       0.63%       10,406          06/30/94       1.09%       10,384
09/30/94       0.54%       10,462          09/30/94       0.93%       10,481
12/31/94      -1.17%       10,339          12/31/94       0.01%       10,482
03/31/95       4.67%       10,822          03/31/95       2.81%       10,776
06/30/95       2.68%       11,112          06/30/95       2.12%       11,004
09/30/95       2.14%       11,350          09/30/95       2.14%       11,239
12/31/95       2.41%       11,623          12/31/95       1.54%       11,411
03/31/96      -0.36%       11,582          03/31/96       0.56%       11,475
06/30/96       0.26%       11,612          06/30/96       0.81%       11,568
09/30/96       1.68%       11,807          09/30/96       1.32%       11,721
12/31/96       2.16%       12,062          12/31/96       1.68%       11,918
03/31/97      -0.31%       12,024          03/31/97       0.41%       11,967
06/30/97       2.45%       12,319          06/30/97       1.85%       12,188
09/30/97       2.03%       12,569          09/30/97       1.71%       12,397
12/31/97       2.02%       12,824          12/31/97       1.42%       12,573
03/31/98       0.74%       12,919          03/31/98       1.03%       12,702
06/30/98       1.15%       13,068          06/30/98       1.13%       12,846
09/30/98       2.59%       13,406          09/30/98       1.98%       13,100
12/31/98       0.57%       13,482          12/31/98       0.97%       13,227
03/31/99       0.36%       13,530          03/31/99       1.11%       13,374
06/30/99      -1.63%       13,309          06/30/99      -0.44%       13,315
09/30/99       0.30%       13,349          09/30/99       1.00%       13,448
12/31/99       0.00%       13,349          12/31/99       0.29%       13,487
03/31/00       1.71%       13,577          03/31/00       1.01%       13,623
06/30/00       1.21%       13,741          06/30/00       1.39%       13,813
09/30/00       1.89%       14,001          09/30/00       1.61%       14,035
12/31/00       3.15%       14,443          12/31/00       2.09%       14,328
03/31/01       2.20%       14,760          03/31/01       2.62%       14,704
06/30/01       0.47%       14,829          06/30/01       1.21%       14,882
09/30/01       2.27%       15,166          09/30/01       2.37%       15,235
12/31/01      -0.61%       15,073          12/31/01       0.24%       15,271
03/31/02       0.47%       15,144          03/31/02       0.51%       15,349
06/30/02       3.39%       15,657          06/30/02       2.94%       15,800
09/30/02       3.88%       16,265          09/30/02       2.23%       16,151
12/31/02       0.47%       16,341          12/31/02       0.91%       16,299
03/31/03       0.70%       16,456          03/31/03       0.84%       16,436

     LEHMAN 7-YEAR G.O.MUNICIPAL             LIPPER INTERMEDIATE MUNICIPAL
     ---------------------------             -----------------------------
             BOND INDEX:                               FUND INDEX
             -----------                               ----------

               QTRLY                                     QTRLY
 DATE         RETURN       BALANCE          DATE         RETURN       BALANCE
 ----         ------       -------          ----         ------       -------
03/31/93       2.55%        10,000        03/31/93         2.64%      10,000
06/30/93       2.85%        10,285        06/30/93         2.51%      10,251
09/30/93       2.93%        10,586        09/30/93         2.90%      10,549
12/31/93       1.36%        10,730        12/31/93         1.18%      10,673
03/31/94      -4.33%        10,266        03/31/94        -3.89%      10,258
06/30/94       1.38%        10,407        06/30/94         0.92%      10,353
09/30/94       0.77%        10,488        09/30/94         0.59%      10,414
12/31/94      -1.00%        10,383        12/31/94        -1.12%      10,298
03/31/95       5.42%        10,945        03/31/95         4.98%      10,810
06/30/95       2.69%        11,239        06/30/95         2.25%      11,053
09/30/95       3.29%        11,609        09/30/95         2.40%      11,318
12/31/95       2.46%        11,895        12/31/95         2.68%      11,622
03/31/96      -0.21%        11,870        03/31/96        -0.54%      11,558
06/30/96       0.29%        11,904        06/30/96         0.44%      11,610
09/30/96       1.88%        12,128        09/30/96         1.83%      11,823
12/31/96       2.57%        12,440        12/31/96         2.20%      12,083
03/31/97      -0.15%        12,421        03/31/97        -0.02%      12,080
06/30/97       2.78%        12,766        06/30/97         2.64%      12,400
09/30/97       2.67%        13,107        09/30/97         2.45%      12,704
12/31/97       2.19%        13,394        12/31/97         2.16%      12,978
03/31/98       1.15%        13,548        03/31/98         0.96%      13,102
06/30/98       1.12%        13,700        06/30/98         1.22%      13,261
09/30/98       3.34%        14,157        09/30/98         2.78%      13,629
12/31/98       0.63%        14,247        12/31/98         0.57%      13,707
03/31/99       0.79%        14,359        03/31/99         0.56%      13,783
06/30/99      -1.64%        14,124        06/30/99        -1.67%      13,553
09/30/99       0.80%        14,237        09/30/99         0.06%      13,561
12/31/99      -0.09%        14,224        12/31/99        -0.31%      13,519
03/31/00       1.51%        14,439        03/31/00         1.76%      13,757
06/30/00       1.66%        14,678        06/30/00         1.21%      13,923
09/30/00       2.25%        15,009        09/30/00         2.09%      14,214
12/31/00       3.37%        15,514        12/31/00         3.35%      14,691
03/31/01       2.57%        15,913        03/31/01         2.26%      15,023
06/30/01       0.73%        16,029        06/30/01         0.74%      15,134
09/30/01       2.75%        16,470        09/30/01         2.59%      15,526
12/31/01      -0.93%        16,317        12/31/01        -0.84%      15,396
03/31/02       0.95%        16,472        03/31/02         0.72%      15,506
06/30/02       4.26%        17,174        06/30/02         3.54%      16,055
09/30/02       4.36%        17,922        09/30/02         3.87%      16,676
12/31/02       0.13%        17,946        12/31/02         0.02%      16,680
03/31/03       1.36%        18,190        03/31/03         0.99%      16,882

Past performance is not predictive of future performance.

----------------------------------------
|   The Alabama Tax Free Bond Fund     |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year       5 Years     10 Years   |
|   8.67%        4.96%        5.11%    |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=============================================================================================
                                                GOVERNMENT       GOVERNMENT        ALABAMA
                                                  STREET           STREET          TAX FREE
                                                  EQUITY            BOND             BOND
                                                   FUND             FUND             FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................    $ 81,511,156     $ 56,181,522     $ 32,967,953
                                               ============     ============     ============
   At value (Note 1) ......................    $ 87,766,613     $ 59,188,652     $ 35,021,081
Dividends and interest receivable .........         131,457          652,931          396,698
Receivable for capital shares sold ........           3,160              100               --
Other assets ..............................           3,966            2,354            1,604
                                               ------------     ------------     ------------
   TOTAL ASSETS ...........................      87,905,196       59,844,037       35,419,383
                                               ------------     ------------     ------------

LIABILITIES
Dividends payable .........................           3,953           14,533           26,994
Payable for investment securities purchased              --        1,074,380          635,030
Payable for capital shares redeemed .......           7,108           59,509            8,625
Accrued investment advisory fees (Note 3) .          44,521           24,956           10,305
Accrued administration fees (Note 3) ......           8,900            3,700            4,200
Other accrued expenses ....................           3,535            2,386            5,677
                                               ------------     ------------     ------------
   TOTAL LIABILITIES ......................          68,017        1,179,464          690,831
                                               ------------     ------------     ------------

NET ASSETS ................................    $ 87,837,179     $ 58,664,573     $ 34,728,552
                                               ============     ============     ============

Net assets consist of:
Paid-in capital ...........................    $ 84,543,046     $ 57,130,468     $ 32,887,586
Undistributed net investment income (loss)            3,698         (672,701)          33,776
Accumulated net realized losses
   from security transactions .............      (2,965,022)        (800,324)        (245,938)
Net unrealized appreciation
   on investments .........................       6,255,457        3,007,130        2,053,128
                                               ------------     ------------     ------------

Net assets ................................    $ 87,837,179     $ 58,664,573     $ 34,728,552
                                               ============     ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................       2,573,385        2,721,791        3,187,645
                                               ============     ============     ============

Net asset value, offering price and
   redemption price per share (Note 1) ....    $      34.13     $      21.55     $      10.89
                                               ============     ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2003
==========================================================================================
                                              GOVERNMENT       GOVERNMENT       ALABAMA
                                                STREET           STREET         TAX FREE
                                                EQUITY            BOND            BOND
                                                 FUND             FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................    $     57,403     $  3,036,800    $  1,463,198
   Dividends ............................       1,380,956               --           8,188
                                             ------------     ------------    ------------
      TOTAL INVESTMENT INCOME ...........       1,438,359        3,036,800       1,471,386
                                             ------------     ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ....         550,064          284,643         117,359
   Administration fees (Note 3) .........         110,291           42,681          48,154
   Professional fees ....................          13,565           13,565          11,465
   Trustees' fees and expenses ..........          12,487           12,487          12,487
   Custodian fees .......................          14,973           11,025           5,627
   Pricing costs ........................           4,104           10,025          16,058
   Postage and supplies .................           8,334            8,166           6,784
   Printing of shareholder reports ......           7,493            3,810           3,338
   Insurance expense ....................           5,742            4,375           3,281
   Registration fees ....................           3,110            2,786           1,907
   Other expenses .......................           7,957           12,680           5,257
                                             ------------     ------------    ------------
      TOTAL EXPENSES ....................         738,120          406,243         231,717
   Fees waived by the Adviser (Note 3) ..              --               --         (13,765)
                                             ------------     ------------    ------------
      NET EXPENSES ......................         738,120          406,243         217,952
                                             ------------     ------------    ------------

NET INVESTMENT INCOME ...................         700,239        2,630,557       1,253,434
                                             ------------     ------------    ------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ........      (2,223,200)         121,101             603
   Net change in unrealized appreciation/
      depreciation on investments .......     (25,347,255)       2,318,872       1,523,364
                                             ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     (27,570,455)       2,439,973       1,523,967
                                             ------------     ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ...............    $(26,870,216)    $  5,070,530    $  2,777,401
                                             ============     ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================
                                                     GOVERNMENT STREET                    GOVERNMENT STREET
                                                        EQUITY FUND                           BOND FUND
                                             -----------------------------------------------------------------------
                                                  YEAR               YEAR               YEAR               YEAR
                                                 ENDED              ENDED              ENDED              ENDED
                                                MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                  2003               2002               2003               2002
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................    $      700,239     $      462,886     $    2,630,557     $    2,617,238
   Net realized gains (losses) from
      security transactions .............        (2,223,200)          (435,006)           121,101            (11,251)
   Net change in unrealized appreciation/
      depreciation on investments .......       (25,347,255)         1,370,223          2,318,872           (192,422)
                                             --------------     --------------     --------------     --------------
Net increase (decrease)
   in net assets from operations ........       (26,870,216)         1,398,103          5,070,530          2,413,565
                                             --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........          (706,615)          (458,503)        (2,956,335)        (2,838,825)
                                             --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............        17,382,051         18,667,794          6,717,233          9,467,270
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ...................           690,021            449,835          2,799,416          2,669,150
   Payments for shares redeemed .........        (8,358,649)        (9,867,501)        (6,654,729)        (7,202,487)
                                             --------------     --------------     --------------     --------------
Net increase in net assets from
   capital share transactions ...........         9,713,423          9,250,128          2,861,920          4,933,933
                                             --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................       (17,863,408)        10,189,728          4,976,115          4,508,673

NET ASSETS
   Beginning of year ....................       105,700,587         95,510,859         53,688,458         49,179,785
                                             --------------     --------------     --------------     --------------
   End of year ..........................    $   87,837,179     $  105,700,587     $   58,664,573     $   53,688,458
                                             ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .............    $        3,698     $       10,074     $     (672,701)    $     (346,923)
                                             ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold .................................           463,686            414,359            314,578            449,373
   Reinvested ...........................            19,604             10,185            130,931            126,981
   Redeemed .............................          (230,214)          (220,346)          (310,972)          (342,610)
                                             --------------     --------------     --------------     --------------
   Net increase in shares outstanding ...           253,076            204,198            134,537            233,744
   Shares outstanding, beginning of year          2,320,309          2,116,111          2,587,254          2,353,510
                                             --------------     --------------     --------------     --------------
   Shares outstanding, end of year ......         2,573,385          2,320,309          2,721,791          2,587,254
                                             ==============     ==============     ==============     ==============

==============================================================================
                                                      ALABAMA TAX FREE
                                                         BOND FUND
                                             ---------------------------------
                                                  YEAR               YEAR
                                                 ENDED              ENDED
                                                MARCH 31,          MARCH 31,
                                                  2003               2002
------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................    $    1,253,434     $    1,196,141
   Net realized gains (losses) from
      security transactions .............               603             (2,316)
   Net change in unrealized appreciation/
      depreciation on investments .......         1,523,364           (482,278)
                                             --------------     --------------
Net increase (decrease)
   in net assets from operations ........         2,777,401            711,547
                                             --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........        (1,246,713)        (1,190,607)
                                             --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............         3,565,649          5,283,250
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ...................           880,193            976,448
   Payments for shares redeemed .........        (2,851,419)        (2,267,886)
                                             --------------     --------------
Net increase in net assets from
   capital share transactions ...........         1,594,423          3,991,812
                                             --------------     --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................         3,125,111          3,512,752

NET ASSETS
   Beginning of year ....................        31,603,441         28,090,689
                                             --------------     --------------
   End of year ..........................    $   34,728,552     $   31,603,441
                                             ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .............    $       33,776     $       27,055
                                             ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold .................................           332,470            499,453
   Reinvested ...........................            81,647             92,663
   Redeemed .............................          (265,360)          (215,589)
                                             --------------     --------------
   Net increase in shares outstanding ...           148,757            376,527
   Shares outstanding, beginning of year          3,038,888          2,662,361
                                             --------------     --------------
   Shares outstanding, end of year ......         3,187,645          3,038,888
                                             ==============     ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    45.55      $    45.14      $    57.07      $    48.10      $    43.79
                                             ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ................          0.28            0.21            0.19            0.18            0.27
   Net realized and unrealized
      gains (losses) on investments .....        (11.42)           0.41          (11.93)           9.39            6.01
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........        (11.14)           0.62          (11.74)           9.57            6.28
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net
      investment income .................         (0.28)          (0.21)          (0.19)          (0.18)          (0.27)
   Distributions from net realized gains             --              --              --           (0.42)          (1.70)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.28)          (0.21)          (0.19)          (0.60)          (1.97)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    34.13      $    45.55      $    45.14      $    57.07      $    48.10
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................       (24.47%)          1.38%         (20.61%)         19.93%          14.81%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   87,837      $  105,701      $   95,511      $  116,447      $   90,707
                                             ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .         0.81%           0.80%           0.80%           0.83%           0.85%

Ratio of net investment income
   to average net assets ................         0.76%           0.47%           0.36%           0.35%           0.61%

Portfolio turnover rate .................           12%             17%             11%             17%             22%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003           2002(a)          2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    20.75      $    20.90      $    19.79      $    20.90      $    21.06
                                             ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ................          0.99            1.07            1.23            1.23            1.27
   Net realized and unrealized
      gains (losses) on investments .....          0.92           (0.06)           1.11           (1.11)          (0.16)
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          1.91            1.01            2.34            0.12            1.11
                                             ----------      ----------      ----------      ----------      ----------

Dividends from net investment income ....         (1.11)          (1.16)          (1.23)          (1.23)          (1.27)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    21.55      $    20.75      $    20.90      $    19.79      $    20.90
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         9.36%           4.88%          12.25%           0.67%           5.38%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   58,665      $   53,688      $   49,180      $   45,156      $   43,041
                                             ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .         0.71%           0.70%           0.69%           0.70%           0.73%

Ratio of net investment income
   to average net assets ................         4.62%           5.06%           6.12%           6.12%           6.01%

Portfolio turnover rate .................           39%             18%              9%             20%             17%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003           2002(a)          2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.40      $    10.55      $    10.13      $    10.54      $    10.49
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.40            0.42            0.44            0.44            0.44
   Net realized and unrealized
      gains (losses) on investments .....          0.49           (0.15)           0.42           (0.41)           0.05
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          0.89            0.27            0.86            0.03            0.49
                                             ----------      ----------      ----------      ----------      ----------

Dividends from net investment income ....         (0.40)          (0.42)          (0.44)          (0.44)          (0.44)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    10.89      $    10.40      $    10.55      $    10.13      $    10.54
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         8.67%           2.61%           8.71%           0.34%           4.73%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   34,729      $   31,603      $   28,091      $   23,048      $   21,560
                                             ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to
   average net assets(b) ................         0.65%           0.65%           0.65%           0.65%           0.65%

Ratio of net investment income
   to average net assets ................         3.74%           4.02%           4.29%           4.32%           4.16%

Portfolio turnover rate .................            9%             10%              6%             19%              7%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.69%, 0.71%, 0.71%, 0.72%, and 0.76% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS -- 97.2%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 13.8%
     7,000    Abercrombie & Fitch Company - Class A (a) .......    $    210,210
    22,000    Applebee's International, Inc. ..................         616,880
    21,000    Circuit City Stores - Circuit City Group ........         109,200
    12,000    Comcast Corporation - Class A (a) ...............         343,080
    10,000    Cooper Tire & Rubber Company ....................         122,000
    15,000    Harrah's Entertainment, Inc. (a) ................         535,500
    30,000    Hasbro, Inc. ....................................         416,700
    49,500    Home Depot, Inc. ................................       1,205,820
    16,000    Johnson Controls, Inc. ..........................       1,159,040
    12,000    Legget & Platt, Inc. ............................         219,360
     6,500    Loew's Corporation ..............................         258,960
     3,500    Maytag Corporation ..............................          66,605
     5,500    NIKE, Inc. - Class B ............................         282,810
     5,500    Omnicom Group, Inc. .............................         297,935
     4,000    Pulte Corporation ...............................         200,600
    20,000    Radioshack Corporation ..........................         445,800
     8,000    Russell Corporation .............................         140,000
    30,000    Sears, Roebuck & Company ........................         724,500
    22,000    Target Corporation ..............................         643,720
    12,000    Tribune Company .................................         540,120
    27,000    Viacom, Inc. - Class A (a) ......................         985,500
    34,000    Wal-Mart Stores, Inc. ...........................       1,769,020
    35,000    Walt Disney Company (The) .......................         595,700
    10,000    Williams-Sonoma, Inc. (a) .......................         218,000
                                                                   ------------
                                                                     12,107,060
                                                                   ------------

              CONSUMER STAPLES -- 10.6%
    33,000    Altria Group, Inc. ..............................         988,680
    20,000    Anheuser-Busch Companies, Inc. ..................         932,200
    20,000    Avon Products, Inc. .............................       1,141,000
    12,000    Clorox Company (The) ............................         554,040
    40,000    Coca-Cola Enterprises, Inc. .....................         747,600
    25,000    Conagra Foods, Inc. .............................         502,000
     1,260    J.M. Smucker Company (The) ......................          44,062
    10,000    Kimberly Clark Corporation ......................         454,600
    15,000    PepsiCo, Inc. ...................................         600,000
    13,000    Procter & Gamble Company ........................       1,157,650
    24,500    SYSCO Corporation ...............................         623,280
    14,000    Unilever N.V. - ADR .............................         832,160
    25,000    Walgreen Company ................................         737,000
                                                                   ------------
                                                                      9,314,272
                                                                   ------------
              ENERGY -- 5.9%
    10,657    Apache Corporation ..............................         657,994
    33,082    BP PLC - ADR ....................................       1,276,634
    13,000    ChevronTexaco Corporation .......................         840,450
     7,000    ConocoPhillips ..................................         375,200
    31,300    Exxon Mobil Corporation .........................       1,093,935
    24,000    Nabors Industries, Inc. (a) .....................         956,880
                                                                   ------------
                                                                      5,201,093
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              FINANCIALS -- 16.9%
    25,000    Aegon N.V. - ADR ................................    $    188,750
    45,000    AFLAC, Inc. .....................................       1,442,250
    30,000    American Express Company ........................         996,900
    22,500    American International Group, Inc. ..............       1,112,625
    30,000    BB&T Corporation ................................         942,900
    32,000    Charles Schwab Corporation ......................         231,040
    11,000    Cincinnati Financial Corporation ................         385,770
    40,833    Citigroup, Inc. .................................       1,406,697
    20,000    Fifth Third Bancorp .............................       1,002,800
    35,000    FleetBoston Financial Corporation ...............         835,800
    10,000    Freddie Mac .....................................         531,000
    24,000    Marsh & McLennan Companies, Inc. ................       1,023,120
    38,000    MBNA Corporation ................................         571,900
     9,000    Progressive Corporation .........................         533,790
     7,000    SLM Corporation .................................         776,440
    20,000    SouthTrust Corporation ..........................         510,600
    50,000    Synovus Financial Corporation ...................         894,500
    75,000    U.S. Bancorp ....................................       1,423,500
                                                                   ------------
                                                                     14,810,382
                                                                   ------------
              HEALTHCARE -- 16.4%
     8,000    Amgen, Inc. (a) .................................         460,400
    34,000    Becton, Dickinson & Company .....................       1,170,960
    31,750    Biomet, Inc. ....................................         973,138
    41,000    Cardinal Health, Inc. ...........................       2,335,770
    44,000    Elan Corporation (a) ............................         122,760
    17,000    Eli Lilly & Company .............................         971,550
    18,500    Forest Lab, Inc. (a) ............................         998,445
    11,000    Henry Schein, Inc. (a) ..........................         496,100
    25,000    Johnson & Johnson ...............................       1,446,750
    13,000    Medtronic, Inc. .................................         586,560
    24,900    Merck & Company .................................       1,364,022
    41,500    Pfizer, Inc. ....................................       1,293,140
    27,000    Tenet Healthcare Corporation (a) ................         450,900
    18,500    UnitedHealth Group, Inc. ........................       1,695,895
                                                                   ------------
                                                                     14,366,390
                                                                   ------------
              INDUSTRIALS -- 8.3%
    22,200    Automatic Data Processing, Inc. .................         683,538
    13,000    Caterpillar, Inc. ...............................         639,600
    10,500    Emerson Electric Company ........................         476,175
    13,000    General Dynamics Corporation ....................         715,910
    70,000    General Electric Company ........................       1,785,000
     8,000    Ingersoll-Rand Company - Class A ................         308,720
     5,000    Jacobs Engineering Group, Inc. (a) ..............         210,050
     8,000    Mueller Industries, Inc. (a) ....................         199,760
    18,000    Pall Corporation ................................         360,000
    25,000    Quanta Services, Inc. (a) .......................          80,000
     9,000    Ryder System, Inc. ..............................         184,590
    10,236    SPX Corporation (a) .............................         349,662
    53,786    Tyco International, Ltd. ........................         691,688

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 8.3% (Continued)
     5,000    Union Pacific Corporation .......................    $    275,000
    15,000    Waste Management, Inc. ..........................         317,700
                                                                   ------------
                                                                      7,277,393
                                                                   ------------
              INFORMATION TECHNOLOGY-- 14.0%
    26,000    Adaptec, Inc. (a) ...............................         156,780
    40,000    ADC Telecommunications, Inc. (a) ................          82,400
    30,000    Adobe Systems, Inc. .............................         924,900
     2,479    Agilent Technologies, Inc. (a) ..................          32,599
    32,000    Applied Materials, Inc. (a) .....................         402,560
    13,500    Broadcom Corporation - Class A (a) ..............         166,725
    11,000    Celestica, Inc. (a) .............................         125,730
    60,000    Cisco Systems, Inc. (a) .........................         774,000
    27,500    Computer Sciences Corporation (a) ...............         895,125
    15,000    Dell Computer Corporation (a) ...................         409,650
    31,000    Electronic Data Systems Corporation .............         545,600
    13,000    Harmonic, Inc. (a) ..............................          43,290
    22,000    Hewlett-Packard Company .........................         342,100
    60,100    Intel Corporation ...............................         978,428
     9,500    International Business Machines Corporation .....         745,085
     6,000    ITT Educational Services, Inc. (a) ..............         168,000
    20,000    Kemet Corporation (a) ...........................         156,000
     8,000    Kla-Tencor Corporation (a) ......................         287,536
    11,500    Lexmark International Group, Inc. (a) ...........         769,925
    29,000    Macromedia, Inc. (a) ............................         350,320
    66,000    Microsoft Corporation ...........................       1,597,860
    19,000    Network Appliance, Inc. (a) .....................         212,610
    36,000    Scientific-Atlanta, Inc. ........................         494,640
    11,500    Teradyne, Inc. (a) ..............................         133,860
    28,000    Texas Instruments, Inc. .........................         458,360
    26,000    Titan Corporation (a) ...........................         193,700
    20,000    Waters Corporation (a) ..........................         423,200
    19,000    Xilinx, Inc. (a) ................................         444,790
                                                                   ------------
                                                                     12,315,773
                                                                   ------------
              MATERIALS -- 4.3%
    24,000    Alcoa, Inc. .....................................         465,120
    15,000    du Pont (E.I.) de Nemours & Company .............         582,900
    10,000    Florida Rock Industries, Inc. ...................         338,500
    20,000    General Cable Corporation .......................          74,000
    16,955    International Paper Company .....................         573,079
    10,000    Newmont Mining Corporation ......................         261,500
     5,000    Pactiv Corporation (a) ..........................         101,500
    13,000    Sealed Air Corporation (a) ......................         521,690
    20,000    Valspar Corporation .............................         818,600
     7,000    Worthington Industries, Inc. ....................          83,510
                                                                   ------------
                                                                      3,820,399
                                                                   ------------
              REAL ESTATE INVESTMENT TRUSTS-- 1.5%
    22,200    Colonial Properties Trust .......................         734,376
    29,000    Plum Creek Timber Company, Inc. .................         626,110
                                                                   ------------
                                                                      1,360,486
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES-- 2.9%
    35,000    Bellsouth Corporation ...........................    $    758,450
    32,000    Nokia Corporation - ADR .........................         448,320
    59,900    SBC Communications, Inc. ........................       1,201,594
    30,000    Sprint Corporation (PCS Group) (a) ..............         130,800
                                                                   ------------
                                                                      2,539,164
                                                                   ------------
              UTILITIES -- 2.6%
    60,980    Duke Energy Corporation .........................         886,649
    30,373    Mirant Corporation (a) ..........................          48,597
    47,000    Southern Company (The) ..........................       1,336,680
                                                                   ------------
                                                                      2,271,926
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $79,128,881) ..........    $ 85,384,338
                                                                   ------------

================================================================================
 PAR VALUE    COMMERCIAL PAPER -- 2.7%                                VALUE
--------------------------------------------------------------------------------
$2,382,000    Galaxy Funding Corporation, 1.23%, due 04/01/2003
              (Cost $2,382,000) ...............................    $  2,382,000
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 0.0%                                   VALUE
--------------------------------------------------------------------------------
       275    First American Treasury Obligation Fund -
              Class S (Cost $275) .............................    $        275
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.9%
              (Cost $81,511,156) ..............................    $ 87,766,613

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ....          70,566
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 87,837,179
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
 PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS-- 23.6%            VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 8.4%
$  850,000      5.75%, due 04/30/2003 .........................    $    853,088
   100,000      5.875%, due 02/15/2004 ........................         104,094
   500,000      5.75%, due 11/15/2005 .........................         550,488
   925,000      5.875%, due 11/15/2005 ........................       1,021,149
   725,000      5.625%, due 02/15/2006 ........................         800,219
   100,000      6.625%, due 05/15/2007 ........................         116,172
   750,000      5.50%, due 02/15/2008 .........................         843,838
   100,000      5.625%, due 05/15/2008 ........................         113,176
   500,000      5.00%, due 02/15/2011 .........................         549,414
                                                                   ------------
                                                                      4,951,638
                                                                   ------------
              FEDERAL FARM CREDIT BANK BONDS -- 1.6%
   500,000      6.00%, due 01/07/2008 .........................         564,902
   300,000      6.28%, due 11/26/2012 .........................         346,538
                                                                   ------------
                                                                        911,440
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS -- 4.7%
   500,000      7.57%, due 08/19/2004 .........................         541,630
   500,000      6.045%, due 12/10/2004 ........................         536,733
   500,000      6.345%, due 11/01/2005 ........................         554,441
   200,000      5.625%, due 11/15/2011 ........................         220,786
   870,000      6.55%, due 07/02/2014 .........................         880,623
                                                                   ------------
                                                                      2,734,213
                                                                   ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.6%
 1,000,000      5.125%, due 08/20/2012 ........................       1,022,544
   500,000      5.125%, due 02/20/2013 ........................         509,307
                                                                   ------------
                                                                      1,531,851
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 6.3%
   500,000      6.63%, due 06/20/2005 .........................         553,161
 1,000,000      7.125%, due 03/15/2007 ........................       1,168,255
   750,000      6.62%, due 06/25/2007 .........................         862,895
   400,000      6.80%, due 08/27/2012 .........................         450,711
   600,000      6.875%, due 09/24/2012 ........................         679,234
                                                                   ------------
                                                                      3,714,256
                                                                   ------------

              TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
              (Cost $12,924,081) ..............................    $ 13,843,398
                                                                   ------------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 30.6%                       VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 30.6%
$    4,551      Pool #15032, 7.50%, due 02/15/2007 ............    $      4,869
   103,964      Pool #438434, 6.50%, due 01/15/2013 ...........         110,905
   216,099      Pool #470177, 7.00%, due 03/15/2014 ...........         232,074
   203,977      Pool #518403, 7.00%, due 09/15/2014 ...........         219,057
     2,767      Pool #170784, 8.00%, due 12/15/2016 ...........           2,997
     5,473      Pool #181540, 8.00%, due 02/15/2017 ...........           5,928
 1,625,652      Pool #581879, 6.50%, due 03/15/2017 ...........       1,734,175
 1,494,123      Pool #553051, 5.50%, due 02/15/2018 ...........       1,566,467

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES-- 30.6% (Continued)          VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 30.6% (Continued)
$  188,565      Pool #493659, 6.50%, due 12/15/2018 ...........    $    198,254
   196,721      Pool #476695, 6.50%, due 10/15/2023 ...........         206,829
   185,234      Pool #366710, 6.50%, due 02/15/2024 ...........         194,752
    99,734      Pool #453826, 7.25%, due 09/15/2027 ...........         106,333
   320,789      Pool #412360, 7.00%, due 11/15/2027 ...........         340,444
 1,155,087      Pool #447408, 7.00%, due 01/15/2028 ...........       1,225,857
   149,722      Pool #454162, 7.00%, due 05/15/2028 ...........         158,895
   676,329      Pool #780825, 6.50%, due 07/15/2028 ...........         711,079
   231,141      Pool #2617, 7.50%, due 07/20/2028 .............         245,520
   170,109      Pool #158794, 7.00%, due 09/15/2028 ...........         180,532
   180,251      Pool #486760, 6.50%, due 12/15/2028 ...........         189,512
   491,802      Pool #781096, 6.50%, due 12/15/2028 ...........         517,070
   483,330      Pool #781136, 7.00%, due 12/15/2028 ...........         512,943
   294,364      Pool #506618, 7.00%, due 03/15/2029 ...........         312,399
 1,257,820      Pool #536619, 6.50%, due 09/15/2029 ...........       1,322,446
   179,658      Pool #511562, 7.50%, due 07/15/2030 ...........         192,182
   632,945      Pool #448316, 6.50% due 04/15/2031 ............         665,466
   517,468      Pool #530606, 6.50% due 04/15/2031 ............         544,055
   412,165      Pool #545820, 7.00% due 06/15/2031 ............         437,418
   836,065      Pool #781330, 6.00%, due 09/15/2031 ...........         873,804
   711,263      Pool #3228, 6.50%, due 04/20/2032 .............         744,252
   852,214      Pool #569903, 6.50%, due 06/15/2032 ...........         896,000
 1,162,951      Pool #595934, 6.00%, due 09/15/2032 ...........       1,215,445
 1,994,351      Pool #3927, 6.00%, due 11/20/2032 .............       2,084,372
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $17,516,262)  $ 17,952,331
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7%                                VALUE
--------------------------------------------------------------------------------
              FINANCE -- 21.1%
              AmSouth Bancorp,
$  550,000      7.75%, due 05/15/2004 .........................    $    587,878
                                                                   ------------

              Banc One Corporation,
   665,000      7.00%, due 07/15/2005 .........................         733,988
 1,000,000      6.875%, due 08/01/2006 ........................       1,130,834
                                                                   ------------
                                                                      1,864,822
                                                                   ------------
              Bank of America Corporation,
   550,000      7.625%, due 04/15/2005 ........................         610,930
   750,000      7.125%, due 03/01/2009 ........................         879,111
                                                                   ------------
                                                                      1,490,041
                                                                   ------------
              Chase Manhattan Corporation,
 1,500,000      6.50%, due 01/15/2009 .........................       1,670,340
                                                                   ------------

              General Electric Capital Corporation,
   500,000      5.00%, due 02/15/2007 .........................         535,315
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
              FINANCE -- 21.1% (Continued)
              International Lease Finance Corporation,
$1,000,000      5.625%, due 06/01/2007 ........................    $  1,048,896
                                                                   ------------

              Marsh & McLennan Companies, Inc.,
   720,000      6.625%, due 06/15/2004 ........................         762,923
                                                                   ------------

              Merrill Lynch & Company, Inc.,
 1,000,000      7.00%, due 04/27/2008 .........................       1,150,445
                                                                   ------------

              Regions Financial Corporation,
 1,000,000      6.375%, due 05/15/2012 ........................       1,125,744
                                                                   ------------

              SouthTrust Bank of Alabama, N.A.,
   665,000      7.00%, due 11/15/2008 .........................         775,730
                                                                   ------------

              Transamerica Financial Corporation,
 1,276,000      7.50%, due 03/15/2004 .........................       1,342,317
                                                                   ------------

              TOTAL FINANCE CORPORATE BONDS ...................      12,354,451
                                                                   ------------
              INDUSTRIAL -- 14.3%
              Alcoa, Inc.,
 1,000,000      7.25%, due 08/01/2005 .........................       1,112,044
                                                                   ------------

              Altria Group, Inc.,
   700,000      7.125%, due 10/01/2004 ........................         722,772
                                                                   ------------

              Anheuser-Busch Companies, Inc.,
 1,000,000      5.125%, due 10/01/2008 ........................       1,082,064
                                                                   ------------

              Coca-Cola Enterprises, Inc.,
   600,000      6.625%, due 08/01/2004 ........................         639,261
                                                                   ------------

              Conoco, Inc.,
 1,490,000      6.35%, due 04/15/2009 .........................       1,700,528
                                                                   ------------

              Ford Motor Company,
 1,000,000      7.25%, due 10/01/2008 .........................         958,148
                                                                   ------------

              General Motors Corporation,
   565,000      7.10%, due 03/15/2006 .........................         598,202
                                                                   ------------

              Wal-Mart Stores, Inc.,
 1,000,000      7.50%, due 05/15/2004 .........................       1,066,691
   500,000      4.375%, due 07/12/2007 ........................         528,475
                                                                   ------------
                                                                      1,595,166
                                                                   ------------

              TOTAL INDUSTRIAL CORPORATE BONDS ................       8,408,185
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
              UTILITY -- 3.3%
              AT&T Corporation,
$1,000,000      6.00%, due 03/15/2009 .........................    $  1,004,421
                                                                   ------------

              BellSouth Capital Funding,
   750,000      7.75%, due 02/15/2010 .........................         902,233
                                                                   ------------

              TOTAL UTILITY CORPORATE BONDS ...................       1,906,654
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $21,229,870) ........    $ 22,669,290
                                                                   ------------

================================================================================
 PAR VALUE    MUNICIPAL OBLIGATIONS-- 2.1%                            VALUE
--------------------------------------------------------------------------------
              Alabama State Public School & College Authority,
$1,050,000      7.15%, due 09/01/2009 (Cost $1,028,241) .......    $  1,240,565
                                                                   ------------

================================================================================
 PAR VALUE    COMMERCIAL PAPER -- 5.9%                                VALUE
--------------------------------------------------------------------------------
$2,600,000    Galaxy Funding Corporation, 1.23%, due 04/01/2003    $  2,600,000
   883,000    U.S. Bancorp, 1.20%, due 04/01/2003 .............         883,000
                                                                   ------------

              TOTAL COMMERCIAL PAPER (Cost $3,483,000) ........    $  3,483,000
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 0.0%                                   VALUE
--------------------------------------------------------------------------------
        68    First American Treasury Obligation Fund -
              Class S (Cost $68) ..............................    $         68
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.9%
              (Cost $56,181,522) ..............................    $ 59,188,652

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.9)% ..        (524,079)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 58,664,573
                                                                   ============

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1%                          VALUE
--------------------------------------------------------------------------------
              Alabama Mental Health Finance Auth., Special Tax,
$  515,000      5.00%, due 05/01/2006 .........................    $    553,141
                                                                   ------------

              Alabama Special Care Facilities Financing
              Auth. Birmingham, Rev.,
   500,000      4.50%, due 11/01/2009, ETM ....................         543,620
   400,000      5.375%, due 11/01/2012, ETM ...................         437,616
                                                                   ------------
                                                                        981,236
                                                                   ------------
              Alabama Special Care Facilities Financing Auth.
              Mobile Hospital, Rev.,
   250,000      4.50%, due 11/01/2010, ETM ....................         269,143
                                                                   ------------

              Alabama State, GO,
   500,000      3.00%, due 09/01/2007 .........................         513,975
                                                                   ------------

              Alabama State Industrial Access Road & Bridge Corp., GO,
   100,000      5.25%, due 06/01/2003 .........................         100,652
                                                                   ------------

              Alabama State Municipal Electric Authority
              Power-Supply, Rev.,
   100,000      5.00%, due 09/01/2004 .........................         105,230
                                                                   ------------

              Alabama State Public School & College Auth.,
              Capital Improvements, Rev.,
   275,000      5.25%, due 11/01/2005 .........................         300,635
   305,000      5.00%, due 12/01/2005 .........................         316,056
   300,000      5.00%, due 02/01/2010 .........................         331,695
   255,000      5.125%, due 11/01/2010 ........................         283,280
   350,000      5.00%, due 11/01/2012 .........................         379,946
   250,000      5.625%, due 07/01/2013 ........................         283,645
   600,000      5.125%, due 11/01/2013 ........................         656,676
   500,000      5.125%, due 11/01/2015 ........................         541,775
                                                                   ------------
                                                                      3,093,708
                                                                   ------------
              Alabama State Public School & College Auth., Rev.,
   300,000      5.00%, due 05/01/2010 .........................         332,631
                                                                   ------------

              Alabama Water Pollution Control Auth., Rev.,
   190,000      6.25%, due 08/15/2004 .........................         202,800
   200,000      4.65%, due 08/15/2008 .........................         220,112
   500,000      5.00%, due 08/15/2010 .........................         556,170
   180,000      5.00%, due 08/15/2015 .........................         187,519
                                                                   ------------
                                                                      1,166,601
                                                                   ------------
              Anniston, AL, GO
   250,000      5.50%, due 01/01/2004 .........................         257,672
                                                                   ------------

              Anniston, AL, Regional Medical Center Hospital
              Board, Rev.,
     5,000      7.375%, due 07/01/2006, ETM ...................           5,460
                                                                   ------------

              Athens, AL, School Warrants,
   335,000      5.05%, due 08/01/2015 .........................         360,165
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Auburn, AL, GO,
$  300,000      4.00%, due 08/01/2007 .........................    $    320,694
   285,000      4.25%, due 08/01/2009 .........................         305,366
                                                                   ------------
                                                                        626,060
                                                                   ------------
              Auburn, AL, Water Works Board, Water Rev.,
   335,000      5.00%, due 07/01/2015 .........................         362,952
                                                                   ------------

              Auburn University, AL, General Fee Rev.,
   300,000      4.00%, due 06/01/2008 .........................         319,920
   400,000      4.45%, due 06/01/2011 .........................         421,168
                                                                   ------------
                                                                        741,088
                                                                   ------------
              Auburn University, AL, Rev.,
   175,000      5.20%, due 06/01/2004, prerefunded
                06/01/2003 @ 102 ..............................         179,694
   325,000      5.25%, due 04/01/2005, prerefunded
                04/01/2003 @ 102 ..............................         331,500
                                                                   ------------
                                                                        511,194
                                                                   ------------
              Baldwin Co., AL, Board of Education, Rev.,
   200,000      5.20%, due 06/01/2009 .........................         223,046
                                                                   ------------

              Baldwin Co., AL, GO,
   200,000      5.85%, due 08/01/2003 .........................         203,148
   400,000      5.00%, due 02/01/2007 .........................         437,796
   500,000      4.50%, due 11/01/2008 .........................         547,705
   200,000      4.55%, due 02/01/2009 .........................         212,334
                                                                   ------------
                                                                      1,400,983
                                                                   ------------
              Birmingham, AL, Industrial Water Board, Rev.,
   100,000      6.00%, due 07/01/2007 .........................         115,598
                                                                   ------------

              Birmingham, AL, Medical Clinic Board, Rev.,
    30,000      7.30%, due 07/01/2005, ETM ....................          32,185
                                                                   ------------

              Birmingham, AL, Series B, GO,
   200,000      5.90%, due 04/01/2003 .........................         200,000
                                                                   ------------

              Birmingham, AL, Southern College, Private
              Education Bldg. Auth., Rev.,
   500,000      5.10%, due 12/01/2012 .........................         514,350
                                                                   ------------

              Birmingham, AL, Special Care Facilities
              Financing Authority, Rev.,
   200,000      5.00%, due 06/01/2006 .........................         218,594
                                                                   ------------

              Decatur, AL, GO,
   300,000      5.00%, due 06/01/2009 .........................         331,227
                                                                   ------------

              Decatur, AL, Water Rev.,
   100,000      5.00%, due 05/01/2014 .........................         107,579
                                                                   ------------

              Dothan, AL, GO,
   500,000      5.50%, due 09/01/2014 .........................         561,350
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Fairhope, AL, Utilities Rev.,
$  200,000      5.10%, due 12/01/2008 .........................    $    204,616
                                                                   ------------

              Fairhope, AL, Warrants,
   200,000      4.00%, due 06/01/2009 .........................         211,976
   295,000      5.10%, due 06/01/2014 .........................         319,379
                                                                   ------------
                                                                        531,355
                                                                   ------------
              Florence, AL, School Warrants,
   200,000      5.00%, due 09/01/2008 .........................         207,066
   200,000      4.65%, due 12/01/2012 .........................         213,702
   400,000      5.75%, due 09/01/2015 .........................         441,024
                                                                   ------------
                                                                        861,792
                                                                   ------------
              Foley, AL, Utilities Board, Rev.,
   500,000      4.00%, due 11/01/2007 .........................         536,315
                                                                   ------------

              Greenville, AL, GO,
   300,000      5.10%, due 12/01/2009 .........................         335,301
                                                                   ------------

              Homewood, AL, Board of Education, Capital
              Outlay Warrants,
   300,000      4.00%, due 02/01/2007 .........................         319,434
                                                                   ------------

              Homewood, AL, GO,
   500,000      5.00%,due 09/01/2014 (a) ......................         543,000
                                                                   ------------

              Hoover, AL, Board of Education, Special Tax,
   300,000      3.00%, due 02/15/2006 .........................         310,071
   400,000      6.00%, due 02/15/2006, prerefunded
                02/15/2004 @ 102 ..............................         425,012
                                                                   ------------
                                                                        735,083
                                                                   ------------
              Houston Co., AL, GO,
   300,000      5.60%, due 10/15/2014 .........................         339,855
                                                                   ------------

              Huntsville, AL, Electric Systems, Rev.,
   250,000      4.80%, due 12/01/2012 .........................         267,548
                                                                   ------------

              Huntsville, AL, GO,
   200,000      4.50%, due 08/01/2007 .........................         217,896
   300,000      5.40%, due 02/01/2010 .........................         323,382
   500,000      5.00%, due 08/01/2011 .........................         552,945
   250,000      5.25%, due 11/01/2011 .........................         277,490
                                                                   ------------
                                                                      1,371,713
                                                                   ------------
              Huntsville, AL, Water Systems, Rev.,
   150,000      5.15%, due 05/01/2004 .........................         153,489
   300,000      4.00%, due 05/01/2005 (a) .....................         315,450
   150,000      5.25%, due 05/01/2005 .........................         153,504
   200,000      4.70%, due 11/01/2013 .........................         210,646
                                                                   ------------
                                                                        833,089
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Jefferson Co., AL, Board of Education,
              Capital Outlay Warrants,
$  300,000      5.70%, due 02/15/2011, prerefunded
                02/15/2005 @ 102 ..............................    $    330,009
                                                                   ------------

              Jefferson Co., AL, GO Unlimited Warrants,
   100,000      5.00%, due 04/01/2004 .........................         102,065
                                                                   ------------

              Jefferson Co., AL, Sewer Rev.,
    50,000      5.50%, due 09/01/2003, ETM ....................          50,915
   300,000      5.75%, due 09/01/2005, prerefunded
                09/01/2003 @ 101 ..............................         308,790
                                                                   ------------
                                                                        359,705
                                                                   ------------
              Lee Co., AL, GO,
   300,000      5.50%, due 02/01/2007 .........................         327,123
                                                                   ------------

              Madison, AL, Warrants,
   325,000      5.55%, due 04/01/2007 .........................         356,671
   200,000      4.40%, due 02/01/2011 .........................         211,072
   400,000      4.85%, due 02/01/2013 .........................         426,264
                                                                   ------------
                                                                        994,007
                                                                   ------------
              Madison Co., AL, Board of Education, Capital
              Outlay Tax Antic. Warrants,
   175,000      5.20%, due 09/01/2004, ETM ....................         185,012
   400,000      5.20%, due 03/01/2011 .........................         444,248
   250,000      5.10%, due 09/01/2011 .........................         273,583
                                                                   ------------
                                                                        902,843
                                                                   ------------
              Mobile, AL, GO,
   180,000      5.75%, due 02/15/2016, prerefunded
                02/15/2006 @ 102 ..............................         203,940
   275,000      6.20%, due 02/15/2007, ETM ....................         315,829
                                                                   ------------
                                                                        519,769
                                                                   ------------
              Mobile, AL, Water & Sewer Commissioners, Rev.,
   200,000      5.00%, due 01/01/2013 .........................         208,534
                                                                   ------------

              Mobile Co., AL, Board of School Commissioners
              Capital Outlay Warrants,
   400,000      5.00%, due 03/01/2008 .........................         421,104
                                                                   ------------

              Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000      3.55%, due 02/01/2009 .........................         255,230
                                                                   ------------

              Mobile Co., AL, Warrants,
   300,000      5.00%, due 02/01/2006 .........................         326,481
   200,000      5.40%, due 08/01/2013 .........................         222,816
                                                                   ------------
                                                                        549,297
                                                                   ------------
              Montgomery, AL, GO,
   500,000      5.10%, due 10/01/2008 .........................         555,205
   300,000      5.00%, due 11/01/2015 .........................         323,304
                                                                   ------------
                                                                        878,509
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Montgomery, AL, Waterworks & Sanitation, Rev.,
$  500,000      5.00%, due 09/01/2008 .........................    $    559,370
   400,000      5.60%, due 09/01/2009 .........................         451,668
                                                                   ------------
                                                                      1,011,038
                                                                   ------------
              Montgomery Co., AL, GO,
   300,000      3.00%, due 11/01/2006 .........................         311,514
                                                                   ------------

              Mountain Brook, AL, City Board of Education,
              Capital Outlay Warrants,
   405,000      4.80%, due 02/15/2011 .........................         432,317
                                                                   ------------

              Muscle Shoals, AL, GO,
   400,000      5.60%, due 08/01/2010 .........................         447,888
                                                                   ------------

              Opelika, AL, GO,
   100,000      5.30%, due 07/01/2003 .........................         101,046
                                                                   ------------

              Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000      4.35%, due 08/01/2011 .........................         209,320
                                                                   ------------

              Shelby Co., AL, Board of Education, GO Warrants,
   315,000      4.75%, due 02/01/2009 .........................         345,382
                                                                   ------------

   500,000    Shelby Co., AL, Board of Education, Rev. Warrants,
                4.80%, due 02/01/2011 .........................         538,585
                                                                   ------------

              Trussville, AL, Warrants,
   400,000      4.30%, due 10/01/2010 .........................         427,068
                                                                   ------------

              Tuscaloosa, AL, Board of Education, GO,
   100,000      5.10%, due 02/01/2004 .........................         103,299
   300,000      4.625%, due 08/01/2008 ........................         321,528
                                                                   ------------
                                                                        424,827
                                                                   ------------
              Tuscaloosa, AL, Board of Education,
              Special Tax Warrants,
   300,000      4.85%, due 02/15/2013 .........................         320,112
                                                                   ------------

              Tuscaloosa, AL, GO Warrants,
   500,000      5.45%, due 01/01/2014 .........................         555,415
                                                                   ------------

              Tuscaloosa Co., AL, GO Warrants,
   425,000      4.30%, due 10/01/2009 .........................         458,269
                                                                   ------------

              University of Alabama, AL, Hospital Board, Rev.,
   400,000      5.00%, due 10/01/2014 .........................         407,996
                                                                   ------------

              University of Alabama, AL, Series A, Rev.,
   400,000      5.25%, due 06/01/2010 .........................         445,352
   100,000      5.375%, due 06/01/2013 ........................         110,871
                                                                   ------------
                                                                        556,223
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Vestavia Hills, AL, Warrants,
$  125,000      4.90%, due 04/01/2005 .........................    $    131,691
   565,000      5.00%, due 02/01/2012 .........................         621,585
                                                                   ------------
                                                                        753,276
                                                                   ------------
              TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $31,660,264) ........    $ 33,713,392
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 3.7%                                   VALUE
================================================================================
 1,307,689    First American Tax-Free Obligation Fund -
              Class S (Cost $1,307,689) .......................    $  1,307,689
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.8%
              (Cost $32,967,953) ..............................    $ 35,021,081

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.8%) ..        (292,529)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 34,728,552
                                                                   ============

(a)  When-issued security.

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book and tax basis of distributions for the years ended March 31, 2003 and 2002.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income(earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                     Government      Government     Alabama Tax
                                   Street Equity    Street Bond      Free Bond
                                        Fund            Fund            Fund
--------------------------------------------------------------------------------
Undistributed Ordinary Income ..    $     3,698     $     5,692     $        --
Capital Loss Carryforwards .....     (2,862,276)     (1,041,038)       (167,203)
Other Losses ...................       (102,746)       (186,769)             --
Unrealized Appreciation ........      6,255,457       2,756,220       2,008,169
                                    -----------     -----------     -----------
Total Distributable Earnings ...    $ 3,294,133     $ 1,534,105     $ 1,840,966
                                    ===========     ===========     ===========
--------------------------------------------------------------------------------

As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in the future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund                $   277,085        2009
                                               2,585,191        2011
                                             -----------
                                             $ 2,862,276
                                             ===========
--------------------------------------------------------------------------------
Government Street Bond Fund                  $   106,397        2004
                                                 129,539        2005
                                                 126,569        2006
                                                 106,011        2007
                                                 220,187        2008
                                                 195,097        2009
                                                  87,182        2010
                                                  70,056        2011
                                             -----------
                                             $ 1,041,038
                                             ===========
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                   $   108,458        2004
                                                     347        2007
                                                  58,398        2009
                                             -----------
                                             $   167,203
                                             ===========
--------------------------------------------------------------------------------

In addition, The Government Street Equity Fund and The Government Street Bond had net realized capital losses of $102,746 and $186,769, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2003, The Government Street Bond Fund reclassified accumulated net realized losses of $64,123 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
capital loss carryforwards. Such reclassification has no effect on the Fund's net assets or net asset value per share.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2003:

--------------------------------------------------------------------------------
                                  GOVERNMENT       GOVERNMENT         ALABAMA
                                    STREET           STREET          TAX FREE
                                  EQUITY FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation    $ 21,837,663     $  2,916,973     $  2,010,880
Gross unrealized depreciation     (15,582,206)        (160,753)          (2,711)
                                 ------------     ------------     ------------
Net unrealized appreciation .    $  6,255,457     $  2,756,220     $  2,008,169
                                 ============     ============     ============

Federal income tax cost .....    $ 81,511,156     $ 56,432,432     $ 33,012,912
                                 ============     ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,994,156 and $10,971,672, respectively, for The Government Street Equity Fund, $24,253,707 and $20,614,494, respectively, for The Government Street Bond Fund, and $5,641,128 and $2,956,100, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $13,765 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2003.

Certain Trustees and officers of the Trust are also officers of the Adviser.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; ..125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                 POSITION HELD       LENGTH OF
TRUSTEE                       ADDRESS                  AGE       WITH THE TRUST      TIME SERVED
---------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road     66       Chairman            Since
                              Manakin-Sabot, VA                  and Trustee         June 1991

*Austin Brockenbrough III     1802 Bayberry Court       66       Trustee             Since
                              Suite 400                                              September 1988
                              Richmond, VA

*John T. Bruce                800 Main Street           49       Trustee             Since
                              Lynchburg, VA                                          September 1988

*Richard Mitchell             150 Government Street     53       Trustee             Since
                              Mobile, AL                         and President       June 1991

J. Finley Lee                 200 Westminster Drive     63       Trustee             Since
                              Chapel Hill, NC                                        September 1988

Richard L. Morrill            University of Richmond    63       Trustee             Since
                              Richmond, VA                                           March 1993

Harris V. Morrissette         100 Jacintoport Blvd      43       Trustee             Since
                              Saraland, AL                                           March 1993

Erwin H. Will, Jr.            47 Willway Avenue         70       Trustee             Since
                              Richmond, VA                                           July 1997

Samuel B. Witt III            2300 Clarendon Blvd       67       Trustee             Since
                              Suite 407                                              November 1988
                              Arlington, VA

Timothy S. Healey             600 Luckie Drive          50       Vice President      Since
                              Suite 305                          of The Alabama      January 1995
                              Birmingham, AL                     Tax Free
                                                                 Bond Fund

Robert G. Dorsey              135 Merchant Street       46       Vice President      Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

Mark J. Seger                 135 Merchant Street       41       Treasurer           Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

John F. Splain                135 Merchant Street       46       Secretary           Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Richard Mitchell is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1125.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, The Alabama Tax-Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2003 as "exempt-interest dividends."

================================================================================

                          THE GOVERNMENT STREET FUNDS
                          ---------------------------
                              No Load Mutual Funds

                          INVESTMENT ADVISER
                          T. Leavell & Associates, Inc.
                          150 Government Street
                          Post Office Box 1307
                          Mobile, AL 36633

                          ADMINISTRATOR
                          Ultimus Fund Solutions, LLC
                          P.O. Box 46707
                          Cincinnati, OH 45246-0707
                          1-866-738-1125

                          LEGAL COUNSEL
                          Sullivan & Worcester LLP
                          One Post Office Square
                          Boston, MA 02109

                          BOARD OF TRUSTEES
                          Richard Mitchell, President
                          Austin Brockenbrough, III
                          John T. Bruce
                          Charles M. Caravati, Jr.
                          J. Finley Lee, Jr.
                          Richard L. Morrill
                          Harris V. Morrissette
                          Erwin H. Will, Jr.
                          Samuel B. Witt, III

                          PORTFOLIO MANAGERS
                          Thomas W. Leavell,
                             The Government Street Equity Fund
                          Mary Shannon Hope,
                             The Government Street Bond Fund
                          Timothy S. Healey,
                             The Alabama Tax Free Bond Fund

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2003


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS..........................................................7
DESCRIPTION OF BOND RATINGS.................................................. 15
INVESTMENT LIMITATIONS........................................................17
TRUSTEES AND OFFICERS.........................................................20
PRINCIPAL HOLDERS OF FUND SHARES..............................................24
INVESTMENT ADVISER............................................................25
ADMINISTRATOR.................................................................27
DISTRIBUTOR...................................................................27
OTHER SERVICES................................................................28

PORTFOLIO SECURITIES AND BROKERAGE............................................28

SPECIAL SHAREHOLDER SERVICES..................................................30
PURCHASE OF SHARES............................................................31
REDEMPTION OF SHARES..........................................................32
NET ASSET VALUE DETERMINATION.................................................32
ALLOCATION OF TRUST EXPENSES..................................................33
ADDITIONAL TAX INFORMATION....................................................33
CAPITAL SHARES AND VOTING.....................................................35
CALCULATION OF PERFORMANCE DATA...............................................36
FINANCIAL STATEMENTS AND REPORTS..............................................39

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).............................40

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown  Balanced Fund (the "Balanced  Fund"),  The Jamestown  Equity Fund
(the "Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Fixed Income Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.
With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the

Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.


FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn from an Official Statement, dated October 1, 2002, relating to securities offerings of Virginia. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Commonwealth's 2001 population of 7,187,700 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2001 population density was 178.8 persons per square mile, compared with 79.6 persons per square mile for the United States.

The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2001 population of 2,232,600. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

According to the U.S. Department of Commerce, Virginians received over $232 billion in personal income in 2001. This represents a 73.6 percent increase over 1992 while the nation as a whole experienced a gain of 67.8 percent for the same period. In 2001, Virginia had per capita income of $32,295, the highest of the Southeast region and greater than the national average of $30,271. Virginia's per capita income rose from 94 percent to 107 percent of the national average from 1970 to 2001. From 1992 to 2001, Virginia's 4.9 percent average rate of growth in personal per capita income was slightly more than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 32.7 percent of nonagricultural employment in 2001, and has increased by 27.7 percent from 1997-2001, making it the fastest growing sector in the Commonwealth. Wholesale and retail trade is also a significant employment sector, accounting for 21.7 percent of nonagricultural employment in 2001. Employment in the manufacturing sector decreased 8.1% from 1997 to 2001. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing.

Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 2001, an average of 3.5 percent of Virginia's citizens were unemployed as compared with the national average which was 4.8 percent.

Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires them Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2001, $715,600,000 was on deposit in the Revenue Stabilization Fund. In addition, $187,100,000 of the General Fund balance on June 30, 2001 was reserved for deposit in the Revenue Stabilization Fund.

Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

On the evening of February 24,  2001,  the Governor  issued  Executive  Order 74
(2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million:
$274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

On December 19, 2001, the Governor presented the 2002 Budget Bill for the 2002-2004 biennium. The 2002 Budget Bill included for the biennium $24,173.7 million from the general fund in base spending, and total general fund resources of $24,257 million. Recommendations for new spending totaled $2,063.9 million, and the 2002 Budget Bill recommended $978.1 million in budget reductions and $1,007.5 million in alternative funding strategies. New spending items included a two-percent salary increase for state employees, faculty, teachers, and state-supported local employees; funding to cover the increased cost of health insurance and other fringe benefits for state employees; full funding for the Standards of Quality and funding for other K-12 education programs; funding to enhance programs at Norfolk State and Virginia State Universities, to increase student financial assistance, to support operation of new academic facilities, and other funding for Virginia's public institutions of higher education; and significant funding for health and human resources programs. Budget reductions and savings actions in the 2002 Budget Bill included a six percent across-the-board reduction for state agencies, and additional targeted reductions. Alternative funding strategies in the 2002 Budget Bill included utilizing bonds for road construction, using Literary Fund monies to support teacher retirement and for school construction, and increasing certain permit fees.

On January 12, 2002, new Governor Warner submitted executive amendments to the 2002 Budget Bill presented by former Governor Gilmore. Spending actions in Governor Warner's executive amendments for the 2002-2004 biennium include partial restoration of school construction grants, increased funding for response to terrorism, elimination of non-general fund across-the-board cuts, reduction in across-the-board cuts for judicial agencies, mitigation of higher education reductions, and increased funding for state employee health insurance benefits. Savings actions include deferral of the proposed raises for state employees, faculty, teachers, and state-supported local employees; deferring the final phase of the Personal Property Tax relief program until fiscal year 2005, and increasing the across-the-board cuts to seven percent in fiscal year 2003 and eight percent in fiscal year 2004. Governor Warner also proposed an increase in motor vehicle registration fees and district court fees, and a new recordation fee. These additional resources would be used primarily to fund the courts and to increase funding for anti-terrorism activities.

The 2002 Session of the Virginia General Assembly ended on March 9, 2002. The 2002 Budget Bill was amended by the General Assembly and submitted to the Governor for approval. On April 8, 2002, the Governor submitted to the General Assembly 83 amendments to the Bill. At its reconvened session on April 17, 2002, the 2002 General Assembly accepted all but 14 of the Governor's proposed amendments to the 2002 Budget Bill. On May 17, 2002 Governor Warner signed the bill and vetoed six items. The bill became effective on July 1, 2002.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.


INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet  specifications  in a  timely  manner.  Because  some of the  materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of      Position(s) Held Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        with Trust    Past 5 Years and                          Overseen by
                                                                             Directorships of Public Companies           Trustee
----------------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III (age 66)             Since           Trustee;      President and Managing Director of            10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Industries, Inc. (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager);
                                                                             Trustee of University of Richmond


*John T. Bruce (age 49)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         10
800 Main Street                            September 1988   Vice President   Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                       of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 66)             Since           Chairman      Retired physician; retired President          10
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.


*Richard Mitchell (age 54)                     Since           Trustee;      Principal of T. Leavell & Associates,         10
150 Government Street                        June 1991       President of    Inc.,
Mobile, Alabama 36602                                       The Government   Mobile, Alabama
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 63)                    Since            Trustee      Julian Price Professor Emeritus,              10
200 Westminster Drive                      September 1988                    University of North Carolina; Trustee
Chapel Hill, North Carolina 27514                                            of Albemarle Investment Trust
                                                                             (registered investment company)

Richard L. Morrill (age 64)                    Since            Trustee      Chancellor and Distinguished                  10
G19 Boatwright Library                       March 1993                      University Professor of Ethics and
Richmond, Virginia 23173                                                     Democratic Values at the University of
                                                                             Richmond; Director of Tredegar
                                                                             Industries, Inc. (plastics
                                                                             manufacturer) and Albemarle
                                                                             Corporation (polymers and chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 32)                 Since            Trustee      President of Marshall Biscuit Co.             10
100 Jacintoport Boulevard                    March 1993                      Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                      Inc. (airplane fueling); Director of
                                                                             BancTrust Financial Group, Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 70)                    Since            Trustee      Retired Managing Director of Equities         10
47 Willway Avenue                            July 1997                       of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 67)                    Since            Trustee      Senior Vice President and General             10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside Associates, Inc.
Arlington, Virginia 22201                                                    (state government relations); Director
                                                                             of The Swiss Helvetia Fund, Inc.
                                                                             (closed-end investment company)



                                       21



Executive Officers:


John P. Ackerly IV (age 40)               Since           Vice President of     Senior Vice President of Davenport & Company LLC,
One James Center,                     November 1997   The Davenport Equity Fund Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219


Joseph L. Antrim III (age 58)             Since             President of        Executive Vice President of Davenport & Company,
One James Center,                     November 1997   The Davenport Equity Fund LLC Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

Charles M. Caravati III (age 37)         Since             President of         Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996    The Jamestown Balanced    Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund, The Jamestown
                                                          Equity Fund and
                                                    The Jamestown International
                                                           Equity Fund


Robert G. Dorsey (age 46)                Since            Vice President        Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230        November 2000                             registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC (a registered broker-dealer);
                                                                                formerly President of Countrywide Fund Services,
                                                                                Inc. (a mutual fund services company)

John M. Flippin (age 61)                Since           President of FBP        Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                     September 1988     Contrarian Equity        Lynchburg, Virginia
Lynchburg, Virginia 24504                                 Fund and FBP
                                                       Contrarian Balanced
                                                              Fund

Beth Ann Gustafson (age 44)             Since            President of           Vice President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        March 1995   The Jamestown Tax Exempt     Inc., Richmond Virginia
Richmond, Virginia 23226                                Virginia Fund

Timothy S. Healey (age 50)              Since         Vice President of         Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305          January 1995    The Alabama Tax Free       Mobile, Alabama
Birmingham, Alabama 35223                                 Bond Fund

J. Lee Keiger III (age 48)              Since         Vice  President of        Senior  Vice  President  of  Davenport  &  Company,
One James Center,                    November 1997  The Davenport Equity Fund   LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

R.  Gregory  Porter III (age 62)         Since         Vice President of        Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988  FBP Contrarian Equity      Lynchburg, Virginia
Lynchburg, Virginia 24504                           Fund and FBP Contrarian
                                                         Balanced Fund

Mark J. Seger (age 41)                   Since            Treasurer             Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230       November 2000                              and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.


Pamela C. Simms (age 41)                 Since         Vice President of        Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400       February 2003  The Jamestown Tax Exempt    Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                 Virginia Fund


John F. Splain  (age 46)                 Since            Secretary             Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President and Secretary of Countrywide Fund
                                                                                Services, Inc.  and affiliated companies

Connie R. Taylor (age 52)                Since         Vice President of        Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         March 1993   The Jamestown Balanced      Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                          Equity Fund


Lawrence B. Whitlock, Jr. (age 55)       Since         Vice President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        February 2002  The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                              Fund and The Jamestown
                                                          Equity Fund


Coleman Wortham III (age 57)             Since         Vice President of        President and Chief Executive Officer of Davenport
One James Center,                     November 1997  The Davenport Equity Fund  & Company LLC, Richmond, Virginia
901 E. Cary Street
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2003.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.


TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of          Investment Companies Overseen by
                                Shares of the Fund Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III               Over $100,000                 Over $100,000

John T. Bruce                        $50,001--$100,000               Over $100,000

Charles M. Caravati, Jr                Over $100,000                 Over $100,000
Richard Mitchell                          None                       Over $100,000




                                       23


Independent Trustees:


J. Finley Lee, Jr                    $50,001--$100,000               Over $100,000
Richard L. Morrill                   $50,001--$100,000               Over $100,000

Harris V. Morrissette                 $10,001--$50,000               Over $100,000

Erwin H. Will, Jr                      Over $100,000                 Over $100,000

Samuel B. Witt III                      $1--$10,000                  Over $100,000

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,200               None               None               $ 14,000

J. Finley Lee, Jr.                  5,100               None               None                 17,000
Richard L. Morrill                  5,100               None               None                 17,000
Harris V. Morrissette               5,100               None               None                 17,000
Erwin H. Will, Jr.                  5,100               None               None                 17,000
Samuel B. Witt III                  5,550               None               None                 18,500


                        PRINCIPAL HOLDERS OF FUND SHARES


As of July 15, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.8% of the outstanding shares of the Balanced Fund, 3.2% of the outstanding shares of the Equity Fund and 2.5% of the outstanding shares of the Tax Exempt Virginia Fund.

As of July 15, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 19.0% of the outstanding shares of the Balanced Fund, 19.5% of the outstanding shares of the Equity Fund and 39.3% of the outstanding shares of the Tax Exempt Virginia Fund; Suntrust Bank as trustee for the S&K Brands Inc. Employees Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 7.7% of the outstanding shares of the Balanced Fund; and John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.6% of the outstanding shares of the Equity Fund.

                               INVESTMENT ADVISER


Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Balanced Fund paid the Adviser advisory fees of $509,382, $674,186 and $810,659, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Equity Fund paid the Adviser advisory fees of $287,371, $372,260 and $463,181, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2003, 2002 and 2001, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $143,003 (which was net of voluntary waivers of $3,851), $124,765 and $118,754, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2003, 2002 and 2001, the Balanced Fund paid fees to the Administrator and/or Integrated of $96,943, $122,489 and $172,509, respectively; the Equity Fund paid fees to the Administrator and/or Integrated of $61,418, $76,028 and $107,183, respectively; and the Tax Exempt Virginia Fund paid fees to the Administrator and/or Integrated of $52,138, $45,287 and $42,865, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.


The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.


                       PORTFOLIO SECURITIES AND BROKERAGE


It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Balanced Fund's and the Tax Exempt Virginia Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Balanced Fund was $87,405, $174,028 and $124,937, respectively. During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Equity Fund was $74,492, $145,127 and $127,326, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


In order to reduce  the total  operating  expenses  of the Funds,  the  Balanced
Fund's and the Equity Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2003 were $24,000 for the Balanced Fund and $33,000 for the Equity Fund.

As of March 31, 2003, the Balanced Fund held common stock issued by the parent company of Citigroup Global Markets Inc. (the market value of which was $1,067,950) and held debt securities issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $214,829), Goldman, Sachs & Co. (the market value of which was $396,092), and BB&T Investment Services, Inc. (the market value of which was $369,779); and the Equity Fund held common stock issued by the parent company of Citigroup Global Markets Inc. (the market value of which was $1,102,400). Citigroup Global Markets Inc., BB&T Investment Services, Inc. and Goldman, Sachs & Co. are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it is determined that the conflict is material, the Audit Committee will instruct the Adviser on how to vote. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's

Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Balanced Fund had capital loss carryforwards for federal incom tax purposes of $24,709, which expire March 31, 2011; and the Equity Fund and the Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $27,179 and $205,762, respectively, which expire March 31, 2010. In addition, the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund had net realized capital losses of $523,622, $1,192,554 and $16,799, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.



The table below shows each Fund's average annual total returns for periods ended March 31, 2003:

                           THE JAMESTOWN BALANCED FUND

                                       One Year  Five Years     Ten Years
                                       --------  ----------     ---------
Return Before Taxes                     -10.06%    -1.07%         6.80%
Return After Taxes on Distributions     -10.86%    -2.15%         4.96%
Return After Taxes on Distributions
 and Sale of Fund Shares                 -6.17%    -1.14%         4.94%

                           THE JAMESTOWN EQUITY FUND

                                       One Year  Five Years     Ten Years
                                       --------  ----------     ---------
Return Before Taxes                     -21.15%    -5.09%         6.33%
Return After Taxes on Distributions     -21.23%    -5.39%         5.52%
Return After Taxes on Distributions
 and Sale of Fund Shares                -12.98%    -3.90%         5.10%


                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                              Since Inception
                                       One Year  Five Years   (Sept. 1, 1993)
                                       --------  ----------   --------------
Return Before Taxes                        8.24%   5.00%          4.95%
Return After Taxes on Distributions        8.24%   4.99%          4.95%
Return After Taxes on Distributions
 and Sale of Fund Shares                   6.55%   4.83%          4.83%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2003 were 1.07%, 0.13% and 2.86%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2003, based on the highest marginal combined federal and Virginia income tax rate, was 4.67%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.



As adopted May 5, 2003

                 LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER")

                      AND THE JAMESTOWN FUNDS (THE "FUNDS")



                      PROXY VOTING POLICIES AND PROCEDURES

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

                        GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

                              CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities. The Adviser shall follow the instructions of the respective Committee. The Proxy Manager shall keep a record of all materiality decisions.

                              PROXY VOTING PROCESS

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.



                            SEE PROXY SPECIFIC ISSUES



                              PROXY SPECIFIC ISSUES
                              ---------------------
DIRECTORS, AUDITORS:               Election of Directors            Generally, no objections unless there
                                                                    is a proxy contest or if there is some
                                                                    other reason why Adviser is not
                                                                    supportive.

                                   Staggered Board                  Generally, not in favor.

                                   Election of Auditors             Generally, no objections except if
                                                                    there is some question as to the
                                                                    auditor's independence.

COMPENSATION:                      Stock Option Plans               Generally, no objections if program
                                                                    is reasonable under the
                                                                    circumstances, considering industry,
                                                                    company size and prior option programs.

                                   Equity Compensation Plans        Generally, no objections if plan is
                                                                    reasonable and appropriate.  Adviser
                                                                    will generally vote against plans
                                                                    where total potential dilution exceeds
                                                                    15% of shares outstanding.

CORPORATE GOVERNANCE, VOTING       Super-Majority Voting            Generally, not in favor
                                   Requirement

                                   Proposals to Lower Barriers      Generally, no objections
                                   to Shareholder Action

                                   Proposals for Separate Class     Generally, not in favor
                                   of Stock with Disparate
                                   Voting Rights

                                   Proposals Regarding Poison       Generally, not in favor
                                   Pill Provisions

                                   Cumulative Voting Repeal         Generally, not in favor

SOCIAL:                            Social Issues                    Generally, not in favor. "Ordinary
                                                                    business matters" are primarily the
                                                                    responsibility of management and
                                                                    should be approved solely by the
                                                                    corporation's board of directors.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                 ANNUAL REPORT

                                 MARCH 31, 2003


                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                             MAY 15, 2003
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2003.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2003, the Jamestown Balanced Fund had a negative return of -10.06%. This return compares favorably with the return for the Lipper Balanced Fund Index of -12.85%. The Lehman Intermediate Bond Index had a return of 11.72% for the past twelve months as interest rates continued to decline. The S&P 500 fell 24.76% during the past fiscal year, with the technology and utility sectors leading the way on the downside. The economic recovery has proven moderate to date and investors have struggled with corporate fraud, accounting irregularities, the threat of terrorism, and the war in Iraq. Against this backdrop, investors sought safer havens, selling stocks in favor of bonds and cash. More recently, however, corporate profits have begun to recover and the equity market is beginning to discount the improving environment. The Federal Reserve continues to add significant liquidity to the economic system and there is the prospect of further fiscal stimulus.

Relative to the Lipper Balanced Index, the Jamestown Balanced Fund benefited from good stock and bond selection over the past year. The Fund's bias toward high quality securities helped the Fund avoid the poor performing corporate bonds that were hurt by the corporate and accounting scandals. In the equity portion of the Fund, good stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

At the end of March 2003, the Jamestown Balanced Fund had 1.9% in cash, 41.5% in fixed income, and 56.6% in equities. In the equity portion of the Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. The fixed income portion of the Fund has a duration about 10% below the Lehman Intermediate Government Corporate Index. The Fund is overweighted in corporates, mortgages, and agencies at the expense of Treasury securities.

The Jamestown Balanced Fund returned -8.73% on an annualized basis for the three years ending March 31, 2003, compared to -5.52% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 6.80% versus 6.84% for the comparable Lipper Balanced Index.

The total assets of your fund were over $65 million as of March 31, 2003.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2003, the Jamestown Equity Fund declined in value -21.15%. The Large Cap Core Index fell -23.73%, while the S&P 500 dropped -24.76%. For the past fiscal year, the Technology, Communication Services, and Utility sectors were the dominant culprits on the downside. Valuations on equities have been compressed dramatically during the past three years and appear reasonable in a period of low interest rates and inflation. Even in a slowly recovering economy where revenue growth will be modest, companies are delivering improved earnings growth. Pervasive cost cutting has made companies more efficient and productivity is substantially higher. There will still be headwinds as there is excess capacity across many industries and little pricing power.

The Jamestown Equity Fund outperformed the S&P 500 over the past year due to a modest cash position throughout the year combined with good stock selection relative to the Index. Stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in Semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

In the Jamestown Equity Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. While we believe that the economy will continue to gradually improve, we are focused on companies that can grow earnings in a moderate growth environment.

The Jamestown Equity Fund returned -16.93% on an annualized basis for the past three years versus -16.08% for the Lipper Large Cap Core Index. For the ten-year period, the Jamestown Equity Fund returned 6.33% compared to 7.25% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had $38.6 million in assets as of March 31, 2003.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2003, The Jamestown Tax Exempt Virginia Fund had a total return of 8.24% compared to 8.63% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields moved significantly lower and the yield curve is now much steeper. As of March 31, 2003, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.9 years and a SEC yield of 2.86%.

We have positioned the Jamestown Tax Exempt Virginia Fund defensively in anticipation of interest rates rising when the economy recovers. This defensive strategy caused the fund to slightly underperform relative to the Lipper Intermediate Municipal Index. Despite the absolute low yield levels, the combined set of current conditions: an unusually steep yield curve; record-high municipal yields as a percentage of Treasury yields; and painfully low yields on cash, argue for putting some cash to work in municipals.

The Jamestown Tax Exempt Virginia Fund returned 6.72% on an annualized basis for the three years ended March 31, 2003, versus 6.99% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.00%, as compared to the 5.16% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were over $36 million as of March 31, 2003.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2003, the Jamestown International Equity Fund had a return of -29.18% compared to -23.23% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years. In the past year, the Jamestown International Fund was hurt by overweight positions in Telecommunications Services and Consumer Cyclical stocks that faired poorly in the market downturn.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. Since inception in 1996, the Jamestown International Equity Fund fell -3.35% annually, while the EAFE Index declined -3.03%

The Fund had over $21 million in total net assets as of March 31, 2003.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund
                                        Jamestown International Equity Fund


                                        /s/ Beth Ann Gustafson

                                        Beth Ann Gustafson, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN BALANCED FUND:              STANDARD & POOR'S 500 INDEX:                    CONSUMER PRICE INDEX:
      ----------------------------              ----------------------------                    ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN         BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------         -------          ----         ------       -------
03/31/93                     10,000         03/31/93                      10,000         03/31/93                    10,000
06/30/93       -0.26%         9,974         06/30/93        0.48%         10,048         06/30/93        0.60%       10,060
09/30/93        2.49%        10,222         09/30/93        2.58%         10,307         09/30/93        0.40%       10,100
12/31/93        0.32%        10,255         12/31/93        2.32%         10,546         12/31/93        0.70%       10,171
03/31/94       -1.58%        10,093         03/31/94       -3.79%         10,147         03/31/94        0.50%       10,222
06/30/94        0.91%        10,185         06/30/94        0.42%         10,189         06/30/94        0.60%       10,283
09/30/94        1.64%        10,352         09/30/94        4.88%         10,687         09/30/94        0.90%       10,376
12/31/94       -0.83%        10,266         12/31/94       -0.02%         10,684         12/31/94        0.60%       10,438
03/31/95        8.67%        11,156         03/31/95        9.74%         11,725         03/31/95        0.80%       10,522
06/30/95        7.60%        12,004         06/30/95        9.55%         12,844         06/30/95        0.90%       10,617
09/30/95        5.50%        12,664         09/30/95        7.95%         13,865         09/30/95        0.40%       10,660
12/31/95        4.75%        13,266         12/31/95        6.02%         14,700         12/31/95        0.50%       10,713
03/31/96        3.27%        13,699         03/31/96        5.37%         15,489         03/31/96        0.80%       10,799
06/30/96        3.05%        14,117         06/30/96        4.49%         16,184         06/30/96        1.10%       10,918
09/30/96        2.41%        14,458         09/30/96        3.09%         16,684         09/30/96        0.44%       10,966
12/31/96        6.21%        15,355         12/31/96        8.34%         18,075         12/31/96        0.82%       11,056
03/31/97        0.18%        15,383         03/31/97        2.68%         18,560         03/31/97        0.69%       11,133
06/30/97       11.31%        17,123         06/30/97       17.46%         21,800         06/30/97        0.19%       11,154
09/30/97        4.97%        17,974         09/30/97        7.49%         23,433         09/30/97        0.44%       11,203
12/31/97        2.43%        18,411         12/31/97        2.87%         24,106         12/31/97        0.62%       11,272
03/31/98       10.65%        20,371         03/31/98       13.95%         27,468         03/31/98        0.12%       11,286
06/30/98        0.53%        20,479         06/30/98        3.30%         28,375         06/30/98        0.56%       11,349
09/30/98       -8.80%        18,677         09/30/98       -9.95%         25,553         09/30/98        0.42%       11,397
12/31/98       16.58%        21,774         12/31/98       21.30%         30,995         12/31/98        0.42%       11,445
03/31/99        0.63%        21,911         03/31/99        4.98%         32,539         03/31/99        0.24%       11,472
06/30/99        3.09%        22,588         06/30/99        7.05%         34,833         06/30/99        0.91%       11,577
09/30/99       -2.84%        21,946         09/30/99       -6.24%         32,658         09/30/99        0.54%       11,639
12/31/99       10.59%        24,271         12/31/99       14.88%         37,517         12/31/99        0.78%       11,730
03/31/00        4.63%        25,394         03/31/00        2.29%         38,377         03/31/00        0.95%       11,841
06/30/00        1.38%        25,745         06/30/00       -2.66%         37,356         06/30/00        1.00%       11,960
09/30/00       -2.92%        24,993         09/30/00       -0.97%         36,994         09/30/00        0.76%       12,051
12/31/00       -2.06%        24,478         12/31/01       -7.81%         34,105         12/31/00        0.75%       12,141
03/31/01       -9.38%        22,182         03/31/01      -11.86%         30,060         03/31/01        0.98%       12,260
06/30/01        1.00%        22,404         06/30/01        5.85%         31,819         06/30/01        1.08%       12,392
09/30/01       -9.49%        20,278         09/30/01      -14.68%         27,148         09/30/01       -0.11%       12,379
12/31/01        7.10%        21,718         12/31/01       10.69%         30,049         12/31/01       -0.06%       12,371
03/31/02       -1.15%        21,468         03/31/02        0.27%         30,132         03/31/02        0.23%       12,400
06/30/02       -4.44%        20,515         06/30/02      -13.40%         26,094         06/30/02        1.12%       12,539
09/30/02       -7.39%        18,999         09/30/02      -17.28%         21,585         09/30/02        0.50%       12,601
12/31/02        2.41%        19,456         12/31/02        8.44%         23,407         12/31/02        0.33%       12,643
03/31/03       -0.76%        19,309         03/31/03       -3.15%         22,670         03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                       1 Year        5 Years       10 Years
                      (10.06)%       (1.07)%         6.80%
                      -------------------------------------


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                   For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN EQUITY FUND:                STANDARD & POOR'S 500 INDEX:                  CONSUMER PRICE INDEX:
      --------------------------                ----------------------------                  ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
03/31/93                     10,000         03/31/93                    10,000           03/31/93                    10,000
06/30/93       -1.00%         9,900         06/30/93        0.48%       10,048           06/30/93        0.60%       10,060
09/30/93        1.85%        10,083         09/30/93        2.58%       10,307           09/30/93        0.40%       10,100
12/31/93        0.67%        10,151         12/31/93        2.32%       10,546           12/31/93        0.70%       10,171
03/31/94       -0.82%        10,067         03/31/94       -3.79%       10,147           03/31/94        0.50%       10,222
06/30/94        1.64%        10,232         06/30/94        0.42%       10,189           06/30/94        0.60%       10,283
09/30/94        1.70%        10,405         09/30/94        4.88%       10,687           09/30/94        0.90%       10,376
12/31/94       -1.35%        10,264         12/31/94       -0.02%       10,684           12/31/94        0.60%       10,438
03/31/95       10.17%        11,308         03/31/95        9.74%       11,725           03/31/95        0.80%       10,522
06/30/95        8.46%        12,264         06/30/95        9.55%       12,844           06/30/95        0.90%       10,617
09/30/95        6.80%        13,098         09/30/95        7.95%       13,865           09/30/95        0.40%       10,660
12/31/95        5.22%        13,782         12/31/95        6.02%       14,700           12/31/95        0.50%       10,713
03/31/96        5.03%        14,475         03/31/96        5.37%       15,489           03/31/96        0.80%       10,799
06/30/96        4.05%        15,060         06/30/96        4.49%       16,184           06/30/96        1.10%       10,918
09/30/96        2.74%        15,474         09/30/96        3.09%       16,684           09/30/96        0.44%       10,966
12/31/96        7.83%        16,685         12/31/96        8.34%       18,075           12/31/96        0.82%       11,056
03/31/97        0.00%        16,685         03/31/97        2.68%       18,560           03/31/97        0.69%       11,133
06/30/97       15.33%        19,242         06/30/97       17.46%       21,800           06/30/97        0.19%       11,154
09/30/97        5.99%        20,394         09/30/97        7.49%       23,433           09/30/97        0.44%       11,203
12/31/97        2.70%        20,944         12/31/97        2.87%       24,106           12/31/97        0.62%       11,272
03/31/98       14.51%        23,983         03/31/98       13.95%       27,468           03/31/98        0.12%       11,286
06/30/98       -0.15%        23,947         06/30/98        3.30%       28,375           06/30/98        0.56%       11,349
09/30/98      -14.56%        20,461         09/30/98       -9.95%       25,553           09/30/98        0.42%       11,397
12/31/98       26.90%        25,965         12/31/98       21.30%       30,995           12/31/98        0.42%       11,445
03/31/99        0.06%        25,980         03/31/99        4.98%       32,539           03/31/99        0.24%       11,472
06/30/99        5.45%        27,395         06/30/99        7.05%       34,833           06/30/99        0.91%       11,577
09/30/99       -4.62%        26,129         09/30/99       -6.24%       32,658           09/30/99        0.54%       11,639
12/31/99       15.92%        30,288         12/31/99       14.88%       37,517           12/31/99        0.78%       11,730
03/31/00        6.39%        32,225         03/31/00        2.29%       38,377           03/31/00        0.95%       11,841
06/30/00        1.65%        32,757         06/30/00       -2.66%       37,356           06/30/00        1.00%       11,960
09/30/00       -5.56%        30,937         09/30/00       -0.97%       36,994           09/30/00        0.76%       12,051
12/31/01       -3.78%        29,769         12/31/00       -7.81%       34,105           12/31/00        0.75%       12,141
03/31/01      -15.01%        25,299         03/31/01      -11.86%       30,060           03/31/01        0.98%       12,260
06/30/01        1.35%        25,641         06/30/01        5.85%       31,819           06/30/01        1.08%       12,392
09/30/01      -16.33%        21,454         09/30/01      -14.68%       27,148           09/30/01       -0.11%       12,379
12/31/01       11.31%        23,880         12/31/01       10.69%       30,049           12/31/01       -0.06%       12,371
03/31/02       -1.92%        23,422         03/31/02        0.27%       30,132           03/31/02        0.23%       12,400
06/30/02       -8.48%        21,435         06/30/02      -13.40%       26,094           06/30/02        1.12%       12,539
09/30/02      -14.65%        18,295         09/30/02      -17.28%       21,585           09/30/02        0.50%       12,601
12/31/02        3.25%        18,890         12/31/02        8.44%       23,407           12/31/02        0.33%       12,643
03/31/03       -2.23%        18,468         03/31/03       -3.15%       22,670           03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                        1 Year      5 Years     10 Years
                       (21.15)%     (5.09)%       6.33%
                      -------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX:                    THE JAMESTOWN TAX EXEMPT           LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------                    ------------------------           ----------------------------------------
                                                        VIRGINIA FUND:
                                                        --------------
                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
09/01/93                     10,000         09/01/93                    10,000           09/01/93                    10,000
09/30/93        1.14%        10,114         09/30/93        1.20%       10,120           09/30/93        1.14%       10,114
12/31/93        1.41%        10,256         12/31/93        1.54%       10,275           12/31/93        1.18%       10,234
03/31/94       -5.49%         9,693         03/31/94       -4.35%        9,828           03/31/94       -3.89%        9,836
06/30/94        1.11%         9,801         06/30/94        0.79%        9,906           06/30/94        0.92%        9,927
09/30/94        0.68%         9,868         09/30/94        0.72%        9,978           09/30/94        0.59%        9,985
12/31/94       -1.44%         9,726         12/31/94       -0.80%        9,898           12/31/94       -1.12%        9,873
03/31/95        7.07%        10,414         03/31/95        4.73%       10,366           03/31/95        4.98%       10,365
06/30/95        2.41%        10,665         06/30/95        2.21%       10,596           06/30/95        2.25%       10,597
09/30/95        2.87%        10,971         09/30/95        1.98%       10,806           09/30/95        2.40%       10,852
12/31/95        4.13%        11,424         12/31/95        2.78%       11,106           12/31/95        2.68%       11,143
03/31/96       -1.20%        11,287         03/31/96       -0.59%       11,041           03/31/96       -0.54%       11,082
06/30/96        0.76%        11,372         06/30/96        0.63%       11,110           06/30/96        0.44%       11,131
09/30/96        2.29%        11,633         09/30/96        1.65%       11,293           09/30/96        1.83%       11,336
12/31/96        2.55%        11,929         12/31/96        2.15%       11,536           12/31/96        2.20%       11,586
03/31/97       -0.24%        11,901         03/31/97       -0.10%       11,525           03/31/97       -0.02%       11,583
06/30/97        3.44%        12,310         06/30/97        2.69%       11,835           06/30/97        2.64%       11,889
09/30/97        3.02%        12,682         09/30/97        2.12%       12,086           09/30/97        2.45%       12,181
12/31/97        2.71%        13,026         12/31/97        2.20%       12,352           12/31/97        2.16%       12,443
03/31/98        1.15%        13,175         03/31/98        0.78%       12,448           03/31/98        0.96%       12,562
06/30/98        1.52%        13,376         06/30/98        1.18%       12,594           06/30/98        1.22%       12,715
09/30/98        3.07%        13,786         09/30/98        2.95%       12,966           09/30/98        2.78%       13,068
12/31/98        0.60%        13,869         12/31/98        0.41%       13,019           12/31/98        0.57%       13,142
03/31/99        0.89%        13,993         03/31/99        0.32%       13,060           03/31/99        0.56%       13,216
06/30/99       -1.77%        13,745         06/30/99       -1.54%       12,859           06/30/99       -1.67%       12,994
09/30/99       -0.40%        13,690         09/30/99       -0.06%       12,852           09/30/99        0.06%       13,002
12/31/99       -0.78%        13,583         12/31/99       -0.46%       12,793           12/31/99       -0.31%       12,962
03/31/00        2.92%        13,980         03/31/00        2.14%       13,066           03/31/00        1.76%       13,190
06/30/00        1.51%        14,191         06/30/00        1.11%       13,211           06/30/00        1.21%       13,350
09/30/00        2.42%        14,534         09/30/00        2.02%       13,478           09/30/00        2.09%       13,629
12/31/00        4.37%        15,169         12/31/00        3.44%       13,942           12/31/00        3.35%       14,086
03/31/01        2.23%        15,508         03/31/01        2.12%       14,238           03/31/01        2.26%       14,404
06/30/01        0.66%        15,610         06/30/01        0.47%       14,305           06/30/01        0.74%       14,511
09/30/01        2.80%        16,047         09/30/01        2.29%       14,633           09/30/01        2.59%       14,887
12/31/01       -0.61%        15,949         12/31/01       -0.49%       14,562           12/31/01       -0.84%       14,762
03/31/02        0.94%        16,099         03/31/02        0.77%       14,674           03/31/02        0.72%       14,868
06/30/02        3.66%        16,688         06/30/02        3.14%       15,134           06/30/02        3.54%       15,394
09/30/02        4.75%        17,481         09/30/02        4.15%       15,762           09/30/02        3.87%       15,990
12/31/02       -0.07%        17,469         12/31/02        0.09%       15,775           12/31/02        0.02%       15,993
03/31/03        1.21%        17,680         03/31/03        0.68%       15,883           03/31/03        0.99%       16,151

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                       8.24%     5.00%          4.95%
                      -------------------------------------

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

 JAMESTOWN INTERNATIONAL EQUITY FUND          EUROPE, AUSTRALIA AND FAR EAST
 -----------------------------------          ------------------------------
                                                    INDEX (EAFE INDEX)
                                                    ------------------

             QUARTERLY                                    QUARTERLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------
04/16/96                     10,000         04/30/96                    10,000
06/30/96       -1.80%         9,820         06/30/96       -1.29%        9,871
09/30/96       -2.86%         9,539         09/30/96       -0.12%        9,859
12/31/96        2.41%         9,769         12/31/96        1.59%       10,016
03/31/97        0.83%         9,850         03/31/97       -1.56%        9,860
06/30/97       15.80%        11,407         06/30/97       12.97%       11,138
09/30/97        4.32%        11,899         09/30/97       -0.71%       11,059
12/31/97       -7.69%        10,984         12/31/97       -7.83%       10,193
03/31/98       16.28%        12,773         03/31/98       14.71%       11,693
06/30/98        4.68%        13,370         06/30/98        1.06%       11,817
09/30/98      -13.79%        11,527         09/30/98      -14.21%       10,138
12/31/98       18.11%        13,615         12/31/98       20.66%       12,232
03/31/99        1.94%        13,879         03/31/99        1.39%       12,402
06/30/99        4.40%        14,490         06/30/99        2.54%       12,717
09/30/99        6.04%        15,366         09/30/99        4.40%       13,277
12/31/99       23.70%        19,008         12/31/99       16.99%       15,532
03/31/00        1.75%        19,341         03/31/00       -0.10%       15,517
06/30/00       -8.58%        17,682         06/30/00       -3.96%       14,902
09/30/00       -8.12%        16,245         09/30/00       -8.06%       13,701
12/31/00       -6.88%        15,128         12/31/00       -2.69%       13,333
03/31/01      -14.72%        12,902         03/31/01      -13.74%       11,501
06/30/01       -3.22%        12,486         06/30/01       -1.05%       11,380
09/30/01      -18.06%        10,231         09/30/01      -14.00%        9,787
12/31/01        7.54%        11,003         12/31/01        6.97%       10,469
03/31/02        1.24%        11,139         03/31/02        0.51%       10,522
06/30/02       -4.45%        10,643         06/30/02       -2.12%       10,299
09/30/02      -21.45%         8,360         09/30/02      -19.74%        8,267
12/31/02        5.04%         8,782         12/31/02        6.45%        8,800
03/31/03      -10.17%         7,889         03/31/03       -8.21%        8,078

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                     (29.18)%   (9.19)%         (3.35)%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=================================================================================================================
                                                                                      JAMESTOWN       JAMESTOWN
                                                      JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                       BALANCED         EQUITY         VIRGINIA         EQUITY
                                                         FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................   $ 60,117,137    $ 38,332,253    $ 32,817,828    $ 24,895,833
                                                     ============    ============    ============    ============
      At value (Note 1) ..........................   $ 64,533,492    $ 38,181,631    $ 35,004,859    $ 20,427,846
   Cash ..........................................             --              --              --         739,367
   Cash denominated in
      foreign currency (Note 5) ..................             --              --              --           8,722
   Dividends and interest receivable .............        373,920          18,728         464,771         121,737
   Receivable for securities sold ................        525,894         445,866       1,000,000          66,220
   Receivable for capital shares sold ............            578           9,854              --              --
   Other assets ..................................          7,825          12,599          13,543           6,614
                                                     ------------    ------------    ------------    ------------
      TOTAL ASSETS ...............................     65,441,709      38,668,678      36,483,173      21,370,506
                                                     ------------    ------------    ------------    ------------
LIABILITIES
   Dividends payable .............................         27,873              --          30,900           4,005
   Payable for securities purchased ..............             --              --              --          16,625
   Payable for capital shares redeemed ...........         19,828          23,700          13,129           1,350
   Accrued investment advisory fees (Note 3) .....         36,006          21,273          11,089           8,821
   Accrued administration fees (Note 3) ..........          7,100           4,600           4,500           3,600
   Other accrued expenses ........................         11,576              --              --          27,354
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......             --              --              --             461
                                                     ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ..........................        102,383          49,573          59,618          62,216
                                                     ------------    ------------    ------------    ------------
NET ASSETS .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============

Net assets consist of:
   Paid-in capital ...............................   $ 61,886,377    $ 40,052,740    $ 34,449,229    $ 47,075,420
   Undistributed net investment income (loss) ....       (165,113)          2,044          19,091          11,085
   Accumulated net realized losses from
      security transactions ......................       (798,293)     (1,285,057)       (231,796)    (21,317,117)
   Net unrealized appreciation (depreciation)
      on investments .............................      4,416,355        (150,622)      2,187,031      (4,467,987)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies             --              --              --           6,889
                                                     ------------    ------------    ------------    ------------
Net assets .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................      4,747,354       2,668,914       3,447,831       3,378,986
                                                     ============    ============    ============    ============
Net asset value, offering price and redemption
   price per share(a) ............................   $      13.76    $      14.47    $      10.56    $       6.31
                                                     ============    ============    ============    ============

(a) For The Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
========================================================================================================
                                                                             JAMESTOWN       JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                              BALANCED         EQUITY         VIRGINIA         EQUITY
                                                FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    522,682    $    492,669    $      4,428    $    683,315
   Foreign withholding taxes on dividends             --              --              --         (59,605)
   Interest .............................      1,817,989           8,908       1,599,205             508
                                            ------------    ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      2,340,671         501,577       1,603,633         624,218
                                            ------------    ------------    ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ....        509,382         287,371         146,854         315,531
   Administration fees (Note 3) .........         96,943          61,418          52,138          61,128
   Custodian fees .......................         14,790           8,502           6,993          87,345
   Professional fees ....................         16,369          13,565          11,465          14,569
   Trustees' fees and expenses ..........         12,487          12,487          12,487          12,487
   Registration fees ....................         12,544          12,813           1,716          13,016
   Pricing costs ........................         10,409           1,274           6,222          11,439
   Postage and supplies .................          6,985           6,588           7,495           5,487
   Insurance expense ....................          4,922           4,375           3,281           3,828
   Printing of shareholder reports ......          4,367           5,633           2,334           3,839
   Other expenses .......................         14,471          10,597           6,189           6,351
                                            ------------    ------------    ------------    ------------
      TOTAL EXPENSES ....................        703,669         424,623         257,174         535,020
   Fees waived by the Adviser (Note 3) ..             --              --          (3,851)        (99,587)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....        (24,000)        (33,000)             --              --
                                            ------------    ------------    ------------    ------------
      NET EXPENSES ......................        679,669         391,623         253,323         435,433
                                            ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...................      1,661,002         109,954       1,350,310         188,785
                                            ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized losses from:
      Security transactions .............       (671,793)     (1,201,020)         (7,053)     (7,146,038)
      Foreign currency transactions .....             --              --              --         (10,037)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................    (10,418,304)    (10,210,917)      1,510,441      (4,190,992)
      Foreign currency translation ......             --              --              --           6,942
                                            ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............    (11,090,097)    (11,411,937)      1,503,388     (11,340,125)
                                            ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........   $ (9,429,095)   $(11,301,983)   $  2,853,698    $(11,151,340)
                                            ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                 JAMESTOWN                           JAMESTOWN
                                                               BALANCED FUND                        EQUITY FUND
                                                      --------------------------------------------------------------------
                                                           YEAR              YEAR              YEAR              YEAR
                                                          ENDED             ENDED             ENDED             ENDED
                                                         MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                           2003              2002              2003              2002
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $    1,661,002    $    2,043,006    $      109,954    $      175,896
   Net realized gains (losses) on:
      Security transactions .......................         (671,793)        1,308,563        (1,201,020)          (64,227)
      Option contracts written ....................               --           249,735                --           176,363
   Net change in unrealized appreciation/
      depreciation on investments .................      (10,418,304)       (7,073,997)      (10,210,917)       (4,796,287)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from operations ........       (9,429,095)       (3,472,693)      (11,301,983)       (4,508,255)
                                                      --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................       (1,721,820)       (2,164,245)         (109,812)         (173,994)
   From net realized gains from
      security transactions .......................               --        (1,420,487)               --                --
                                                      --------------    --------------    --------------    --------------
Decrease in net assets from distributions
   to shareholders ................................       (1,721,820)       (3,584,732)         (109,812)         (173,994)
                                                      --------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................        4,755,793         4,813,624         3,042,443         4,602,756
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        1,593,060         3,389,464           100,905           159,933
   Payments for shares redeemed ...................      (26,682,823)      (13,654,430)       (7,919,618)       (6,187,646)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from
   capital share transactions .....................      (20,333,970)       (5,451,342)       (4,776,270)       (1,424,957)
                                                      --------------    --------------    --------------    --------------

TOTAL DECREASE IN NET ASSETS ......................      (31,484,885)      (12,508,767)      (16,188,065)       (6,107,206)

NET ASSETS
   Beginning of year ..............................       96,824,211       109,332,978        54,807,170        60,914,376
                                                      --------------    --------------    --------------    --------------
   End of year ....................................   $   65,339,326    $   96,824,211    $   38,619,105    $   54,807,170
                                                      ==============    ==============    ==============    ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................   $     (165,113)   $     (104,295)   $        2,044    $        1,902
                                                      ==============    ==============    ==============    ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................          338,173           296,174           200,878           241,508
   Reinvested .....................................          113,232           214,105             6,884             9,010
   Redeemed .......................................       (1,885,393)         (844,741)         (517,825)         (326,078)
                                                      --------------    --------------    --------------    --------------
   Net decrease in shares outstanding .............       (1,433,988)         (334,462)         (310,063)          (75,560)
   Shares outstanding, beginning of year ..........        6,181,342         6,515,804         2,978,977         3,054,537
                                                      --------------    --------------    --------------    --------------
   Shares outstanding, end of year ................        4,747,354         6,181,342         2,668,914         2,978,977
                                                      ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                          JAMESTOWN TAX EXEMPT                JAMESTOWN
                                                             VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                      ------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2003            2002            2003            2002
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $  1,350,310    $  1,254,016    $    188,785    $     64,049
   Net realized gains (losses) from:
      Security transactions .......................         (7,053)        144,681      (7,146,038)    (14,171,079)
      Foreign currency transactions ...............             --              --         (10,037)        387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................      1,510,441        (488,624)     (4,190,992)      6,479,102
      Foreign currency translation ................             --              --           6,942        (302,987)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations ................................      2,853,698         910,073     (11,151,340)     (7,542,956)
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................     (1,349,803)     (1,242,501)       (167,663)       (270,326)
   From return of capital .........................             --              --              --        (413,143)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from distributions
   to shareholders ................................     (1,349,803)     (1,242,501)       (167,663)       (683,469)
                                                      ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................      5,125,030       4,986,905       4,946,712      58,278,627
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        949,605         833,236         163,658         654,623
   Proceeds from redemption fees collected ........             --              --          40,984          25,467
   Payments for shares redeemed ...................     (5,051,117)     (1,773,927)    (16,545,962)    (66,374,651)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .....................      1,023,518       4,046,214     (11,394,608)     (7,415,934)
                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................      2,527,413       3,713,786     (22,713,611)    (15,642,359)

NET ASSETS
   Beginning of year ..............................     33,896,142      30,182,356      44,021,901      59,664,260
                                                      ------------    ------------    ------------    ------------
   End of year ....................................   $ 36,423,555    $ 33,896,142    $ 21,308,290    $ 44,021,901
                                                      ============    ============    ============    ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................   $     19,091    $     18,584    $     11,085    $         --
                                                      ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................        491,355         487,720         652,404       6,229,458
   Reinvested .....................................         90,745          81,557          25,936          74,730
   Redeemed .......................................       (483,184)       (174,104)     (2,204,031)     (7,051,499)
                                                      ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ..         98,916         395,173      (1,525,691)       (747,311)
   Shares outstanding, beginning of year ..........      3,348,915       2,953,742       4,904,677       5,651,988
                                                      ------------    ------------    ------------    ------------
   Shares outstanding, end of year ................      3,447,831       3,348,915       3,378,986       4,904,677
                                                      ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    15.66     $    16.78     $    19.83     $    18.12     $    17.38
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.31           0.32           0.35           0.35           0.34
   Net realized and unrealized gains
      (losses) on investments ................        (1.88)         (0.86)         (2.82)          2.49           0.95
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (1.57)         (0.54)         (2.47)          2.84           1.29
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.33)         (0.35)         (0.35)         (0.35)         (0.34)
   Distributions from net realized gains .....           --          (0.23)         (0.23)         (0.78)         (0.21)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.33)         (0.58)         (0.58)         (1.13)         (0.55)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    13.76     $    15.66     $    16.78     $    19.83     $    18.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (10.06%)        (3.22%)       (12.65%)        15.90%          7.56%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   65,339     $   96,824     $  109,333     $  128,201     $  112,804
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.90%          0.86%          0.87%          0.88%          0.88%

Ratio of net expenses to average net assets(b)        0.87%          0.83%          0.85%          0.86%          0.86%

Ratio of net investment income to
   average net assets ........................        2.12%          1.97%          1.84%          1.85%          1.95%

Portfolio turnover rate ......................          38%            62%            64%            62%            69%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    18.40     $    19.94     $    26.02     $    21.76     $    20.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.04           0.06          (0.00)          0.03           0.07
   Net realized and unrealized gains
      (losses) on investments ................        (3.93)         (1.54)         (5.51)          5.18           1.60
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (3.89)         (1.48)         (5.51)          5.21           1.67
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.04)         (0.06)            --          (0.03)         (0.07)
   Distributions from net realized gains .....           --             --          (0.57)         (0.92)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.04)         (0.06)         (0.57)         (0.95)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    14.47     $    18.40     $    19.94     $    26.02     $    21.76
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (21.15%)        (7.42%)       (21.49%)        24.04%          8.33%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   38,619     $   54,807     $   60,914     $   77,809     $   63,416
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.96%          0.90%          0.90%          0.91%          0.92%

Ratio of net expenses to average net assets(a)        0.89%          0.86%          0.88%          0.88%          0.89%

Ratio of net investment income
   (loss) to average net assets ..............        0.25%          0.31%         (0.01%)         0.14%          0.35%

Portfolio turnover rate ......................          60%            89%            83%            67%            66%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.12     $    10.22     $     9.79     $    10.22     $    10.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.38           0.41           0.43           0.42           0.43
   Net realized and unrealized gains
      (losses) on investments ................         0.44          (0.10)          0.43          (0.42)          0.07
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.82           0.31           0.86           0.00           0.50
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.38)         (0.41)         (0.43)         (0.42)         (0.43)
   Distributions from net realized gains .....           --             --             --          (0.01)         (0.01)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.38)         (0.41)         (0.43)         (0.43)         (0.44)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.56     $    10.12     $    10.22     $     9.79     $    10.22
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................        8.24%          3.04%          8.97%          0.04%          4.92%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   36,424     $   33,896     $   30,182     $   29,138     $   25,626
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)        0.69%          0.68%          0.68%          0.69%          0.73%

Ratio of net investment income to
   average net assets ........................        3.68%          4.02%          4.31%          4.27%          4.17%

Portfolio turnover rate ......................          28%            27%            47%            47%            31%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.70% and 0.88% for the years ended March 31, 2003 and 1998, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $     8.98     $    10.56     $    17.99     $    13.63     $    12.61
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.06           0.01          (0.03)         (0.00)          0.05
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ..        (2.69)         (1.47)         (5.48)          5.19           1.04
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (2.63)         (1.46)         (5.51)          5.19           1.09
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.05)         (0.05)         (0.05)         (0.04)         (0.07)
   Return of capital .........................           --          (0.08)            --             --             --
   Distributions from net realized gains .....           --             --          (1.87)         (0.79)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.05)         (0.13)         (1.92)         (0.83)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.01           0.01             --             --             --
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $     6.31     $     8.98     $    10.56     $    17.99     $    13.63
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (29.18%)       (13.66%)       (33.29%)        39.35%          8.67%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,308     $   44,022     $   59,664     $   85,849     $   54,019
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(a)        1.38%          1.38%          1.41%          1.56%          1.51%

Ratio of net investment income (loss)
   to average net assets .....................        0.60%          0.12%         (0.24%)        (0.01%)         0.38%

Portfolio turnover rate ......................          56%            80%            48%            52%            39%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.70% and 1.51% for the years ended March 31, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of your investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2003 and 2002, proceeds from redemption fees total $40,984 and $25,467, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

-------------------------------------------------------------------------------------------------------------
                    YEAR                                                           EXEMPT-
                   ENDED        ORDINARY        RETURN OF        LONG-TERM        INTEREST         TOTAL
                  MARCH 31,      INCOME          CAPITAL       CAPITAL GAINS      DIVIDENDS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $  1,721,820     $         --     $         --     $         --     $  1,721,820
Balanced Fund       2002     $  2,164,245     $         --     $  1,420,487     $         --     $  3,584,732
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $    109,812     $         --     $         --     $         --     $    109,812
Equity Fund         2002     $    173,994     $         --     $         --     $         --     $    173,994
-------------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt          2003     $         --     $         --     $         --     $  1,349,803     $  1,349,803
Virginia Fund       2002     $         --     $         --     $         --     $  1,242,501     $  1,242,501
-------------------------------------------------------------------------------------------------------------
Jamestown
International       2003     $    167,663     $         --     $         --     $         --     $    167,663
Equity Fund         2002     $    270,326     $    413,143     $         --     $         --     $    683,469
-------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2003 was as follows:

-----------------------------------------------------------------------------------------------------
                                          JAMESTOWN        JAMESTOWN       JAMESTOWN      JAMESTOWN
                                           BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                             FUND            FUND       VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------
Undistributed Ordinary Income ........   $      2,835    $      2,044    $         --    $     11,075
Capital Loss Carryforwards ...........        (24,709)        (27,179)       (205,762)    (18,753,295)
Post-October Losses ..................       (523,622)     (1,192,554)        (16,799)     (1,775,049)
Unrealized Appreciation (Depreciation)      4,003,944        (192,085)      2,196,887      (5,249,861)
Other Losses .........................         (5,499)        (23,861)             --              --
                                         ------------    ------------    ------------    ------------
Total Distributable Earnings .........   $  3,452,949    $ (1,433,635)   $  1,974,326    $(25,767,130)
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Balanced Fund                     $     24,709        2011
--------------------------------------------------------------------------------
Jamestown Equity Fund                       $     27,179        2010
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund          $    205,762        2010
--------------------------------------------------------------------------------
Jamestown International Equity Fund         $  4,874,363        2010
                                              13,878,932        2011
                                            ------------
                                            $ 18,753,295
                                            ============
--------------------------------------------------------------------------------

In addition, The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and International Equity Fund had net realized capital losses of $523,622, $1,192,554, $16,799 and $1,775,049, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2003:

---------------------------------------------------------------------------------------------------------
                                              JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                               BALANCED         EQUITY       TAX EXEMPT     INTERNATIONAL
                                                 FUND            FUND       VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $  7,420,638    $  3,619,303    $  2,202,913    $    459,609
Gross unrealized depreciation ............     (3,416,694)     (3,811,388)         (6,026)     (5,716,369)
                                             ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $  4,003,944    $   (192,085)   $  2,196,887    $ (5,256,760)
                                             ============    ============    ============    ============
Federal income tax cost ..................   $ 60,529,548    $ 38,373,716    $ 32,807,972    $ 25,684,606
                                             ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2003:

----------------------------------------------------------------------------------------------
                                      JAMESTOWN       JAMESTOWN     JAMESTOWN      JAMESTOWN
                                       BALANCED        EQUITY      TAX EXEMPT    INTERNATIONAL
                                         FUND           FUND      VIRGINIA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------
Purchases of investment securities   $ 29,010,803   $ 24,823,998   $ 10,098,136   $ 17,398,006
                                     ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities ......   $ 46,163,710   $ 26,595,603   $ 10,055,417   $ 29,202,922
                                     ============   ============   ============   ============
----------------------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $3,851 and $99,587, respectively, of such Funds' investment advisory fees during the year ended March 31, 2003.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $33,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2003.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2003, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

------------------------------------------------------------------------
                                                          NET UNREALIZED
   SETTLEMENT         TO RECEIVE     INITIAL     MARKET    APPRECIATION
      DATE           (TO DELIVER)     VALUE      VALUE    (DEPRECIATION)
------------------------------------------------------------------------
Contracts To Sell .
   4/1/03 .........   (8,551) EUR    $  9,153   $  9,330     $   (177)
   4/2/03 .........  (31,584) EUR      33,969     34,464         (495)
   4/3/03 .........  (20,551) EUR      22,392     22,422          (30)
                                     --------   --------     --------
Total sell contracts                   65,514     66,216         (702)
                                     --------   --------     --------
Contracts To Buy ..
   4/1/03 .........   11,723  EUR     (12,550)   (12,793)         243
   4/1/03 .........   40,403  THB        (943)      (942)          (1)
   4/2/03 .........   33,554  THB        (781)      (782)           1
   4/3/03 .........   90,379  THB      (2,109)    (2,107)          (2)
                                     --------   --------     --------
Total buy contracts                   (16,383)   (16,624)         241
                                     --------   --------     --------

Net contracts .....                  $ 49,131   $ 49,592     $   (461)
                                     ========   ========     ========
------------------------------------------------------------------------

EUR - Euro Dollar
THB - Thailand Baht

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 56.3%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 8.5%
    29,800     Darden Restaurants, Inc. .......................    $    531,930
    12,900     Gannett Company, Inc. ..........................         908,547
    35,000     Home Depot, Inc. ...............................         852,600
    52,000     Mattel, Inc. ...................................       1,170,000
    33,000     Target Corporation .............................         965,580
    19,800     Viacom, Inc. - Class B (a) .....................         723,096
     8,000     Wal-Mart Stores, Inc. ..........................         416,240
                                                                   ------------
                                                                      5,567,993
                                                                   ------------
               CONSUMER STAPLES -- 4.8%
    11,000     Anheuser-Busch Companies, Inc. .................         512,710
     8,600     Hershey Foods Corporation ......................         538,876
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,400     PepsiCo, Inc. ..................................         976,000
    12,800     SYSCO Corporation ..............................         325,632

                                                                      3,126,038

               ENERGY -- 4.1%
    20,000     Anadarko Petroleum Corporation .................         910,000
    16,000     ChevronTexaco Corporation ......................       1,034,400
    24,000     Noble Drilling Corporation (a) .................         754,080
                                                                   ------------
                                                                      2,698,480
                                                                   ------------
               FINANCIALS -- 10.5%
    10,000     American International Group, Inc. .............         494,500
    15,000     Bank of America Corporation ....................       1,002,600
    25,000     Capital One Financial Corporation ..............         750,250
    31,000     Citigroup, Inc. ................................       1,067,950
    18,000     Fannie Mae .....................................       1,176,300
     5,000     Freddie Mac ....................................         265,500
    16,000     Principal Financial Group, Inc. ................         434,240
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,867,380
                                                                   ------------
               HEALTHCARE -- 9.6%
    17,500     AmerisourceBergen Corporation ..................         918,750
    20,000     Anthem, Inc. (a) ...............................       1,325,000
    16,800     Johnson & Johnson ..............................         972,216
    12,000     Medtronic, Inc. ................................         541,440
    47,000     Pfizer, Inc. ...................................       1,464,520
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,273,861
                                                                   ------------
               INDUSTRIALS -- 8.5%
    80,000     Cendant Corporation (a) ........................       1,016,000
    23,700     First Data Corporation .........................         877,137
    14,000     General Dynamics Corporation ...................         770,980
    30,000     General Electric Company .......................         765,000
    10,100     ITT Industries, Inc. ...........................         539,441

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 56.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 8.5% (Continued)
    63,000     Norfolk Southern Corporation ...................    $  1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,542,298
                                                                   ------------
               INFORMATION TECHNOLOGY -- 8.9%
    27,000     Accenture Ltd. - Class A (a) ...................         418,500
    23,000     Affiliated Computer Services, Inc. (a) .........       1,017,980
    60,000     Cisco Systems, Inc. (a) ........................         774,000
    15,300     Dell Computer Corporation (a) ..................         417,843
    10,000     Electronic Arts, Inc. (a) ......................         586,400
    34,000     Microsoft Corporation ..........................         823,140
    15,900     Qualcomm, Inc. .................................         573,354
    21,900     SunGard Data Systems, Inc. (a) .................         466,470
    18,000     Symantec Corporation (a) .......................         705,240
                                                                   ------------
                                                                      5,782,927
                                                                   ------------
               MATERIALS -- 1.4%
    45,000     Pactiv Corporation (a) .........................         913,500
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $34,833,477) .........    $ 36,772,477
                                                                   ------------

================================================================================
     PAR
    VALUE      U.S. TREASURY OBLIGATIONS -- 3.8%                      VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 3.4%
$1,000,000     6.75%, due 05/15/2005 ..........................    $  1,107,695
 1,000,000     7.00%, due 07/15/2006 ..........................       1,153,086
                                                                   ------------
                                                                      2,260,781
                                                                   ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES - 0.4%
   235,069     3.375%, due 01/15/2007 .........................         258,650
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,261,511)   $  2,519,431
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 0.8%
$  500,000     4.125%, due 01/14/2005 .........................    $    521,564
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 3.2%
 1,500,000     6.625%, due 09/15/2009 .........................       1,765,600
   300,000     5.125%, due 07/15/2012 .........................         320,773
                                                                   ------------
                                                                      2,086,373
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8%
 2,000,000     7.00%, due 07/15/2005 ..........................       2,233,868
   250,000     3.125%, due 08/15/2005 .........................         251,453

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%(Continued)   VALUE
--------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8% (Continued)
$1,000,000     6.00%, due 12/15/2005 ..........................    $  1,104,860
 1,250,000     7.25%, due 01/15/2010 ..........................       1,517,619
                                                                   ------------
                                                                      5,107,800
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $6,792,658) ..............................    $  7,715,737
                                                                   ------------

================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 4.5%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.9%
$  279,751     Pool #1471, 7.00%, due 03/01/2008 ..............    $    297,421
   175,000     Pool #1655, 6.50%, due 10/01/2008 ..............         185,290
   488,972     Pool #E00616, 6.00%, due 01/01/2014 ............         510,895
   206,360     Pool #E90624, 6.00%, due 08/01/2017 ............         215,613
                                                                   ------------
                                                                      1,209,219
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.2%
   273,708     Series #93-18-PJ, 6.50%, due 12/01/2007 ........         284,646
   770,535     Pool #380512, 6.15%, due 08/01/2008 ............         850,240
   296,846     Pool #489757, 6.00%, due 04/01/2029 ............         308,146
                                                                   ------------
                                                                      1,443,032
                                                                   ------------
               GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.4%
   255,014     Pool #781344, 6.50%, due 10/01/2031 ............         268,117
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,752,928) ..............................    $  2,920,368
                                                                   ------------

================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES-- 0.8%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 0.0%
$   10,361     Series #98-1-A1, 1.89%, adjustable
                 rate, due 01/25/2007 .........................    $     10,340
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 0.8%
   500,000     MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 ........................         508,998
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $494,702) ..    $    519,338
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0%                               VALUE
--------------------------------------------------------------------------------
$  250,000     Alcoa, Inc.,
                 6.50%, due 06/01/2011 ........................    $    279,832
   500,000     American Home Products Corporation,
                 7.90%, due 02/15/2005 ........................         551,130

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  249,000     Anheuser-Busch Companies, Inc.,
                 5.375%, due 09/15/2008 .......................    $    272,493
   325,000     BB&T Corporation,
                 6.50%, due 08/01/2011 ........................         369,779
   300,000     Boeing Capital Corporation,
                 7.10%, due 09/27/2005 ........................         326,819
   450,000     Burlington Resources, Inc.,
                 6.68%, due 02/15/2011 ........................         509,865
   265,000     Cardinal Health, Inc.,
                 6.25%, due 07/15/2008 ........................         299,367
   200,000     Citigroup, Inc.,
                 5.00%, due 03/06/2007 ........................         214,829
   500,000     Conoco, Inc.,
                 5.90%, due 04/15/2004 ........................         522,416
   250,000     CVS Corporation,
                 5.625%, due 03/15/2006 .......................         272,203
   500,000     Deutsche Telekom AG,
                 8.50%, due 06/15/2010 ........................         586,730
   500,000     Donaldson Lufkin Jenrette, Inc.,
                 6.875%, due 11/01/2005 .......................         548,386
   345,000     Dover Corporation,
                 6.50%, due 02/15/2011 ........................         386,843
   390,000     Duke Realty L.P., Medium Term Notes,
                 6.75%, due 05/30/2008 ........................         432,173
   875,000     ERP Operating L.P.,
                 6.65%, due 11/15/2003 ........................         899,317
   500,000     FPL Group Capital, Inc.,
                 7.375%, due 06/01/2009 .......................         576,617
   500,000     General Motors Corporation,
                 6.125%, due 08/28/2007 .......................         512,754
   350,000     Goldman Sachs Group,
                 6.65%, due 05/15/2009 ........................         396,092
   300,000     GTE Northwest, Inc.,
                 6.30%, due 06/01/2010 ........................         330,310
   425,000     Household Financial Company,
                 6.40%, due 06/17/2008 ........................         472,906
    95,000     Illinois Tool Works, Inc.,
                 5.75%, due 03/01/2009 ........................         105,098
   300,000     J.P. Morgan Chase & Company,
                 6.75%, due 02/01/2011 ........................         332,263
   205,000     Manitoba (Province of), Medium Term Notes,
                 5.50%, due 10/01/2008 ........................         228,136
   309,000     Marsh & McClennan Companies, Inc.,
                 6.625%, due 06/15/2004 .......................         327,421
   260,000     May Department Stores Company,
                 5.95%, due 11/01/2008 ........................         281,980
   350,000     Morgan Stanley Dean Witter & Company,
                 6.75%, due 04/15/2011 ........................         391,726

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  575,000     National City Corporation,
                 7.20%, due 05/15/2005 ........................    $    634,471
   375,000     PepsiCo, Inc.,
                 4.50%, due 09/15/2004 ........................         390,549
   250,000     Pharmacia Corporation,
                 5.75%, due 12/01/2005 ........................         272,840
   225,000     ProLogis Trust,
                 7.00%, due 10/01/2003 ........................         230,258
   400,000     SBC Communciations, Inc., Medium Term Notes,
                 6.875%, due 08/15/2006 .......................         450,382
   300,000     SunTrust Banks, Inc.,
                 6.00%, due 01/01/2028 ........................         328,036
   300,000     Union Camp Corporation,
                 6.50%, due 11/15/2007 ........................         332,781
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $11,980,684) .......    $ 13,066,802
                                                                   ------------

================================================================================
      PAR
     VALUE     MUNICIPAL DEBT SECURITITES-- 0.4%                      VALUE
--------------------------------------------------------------------------------
$  230,000     Virginia State Residential Authority,
               Infrastructure, Revenue,
                 5.90%, due 05/01/2011 (Cost $234,422) ........    $    252,584
                                                                   ------------

================================================================================
      PAR
     VALUE     SHORT-TERM CORPORATE NOTES-- 1.2%                      VALUE
--------------------------------------------------------------------------------
$  499,625     American Family Financial Services Demand Note .    $    499,625
    50,367     U.S. Bank N.A. Demand Note .....................          50,367
   216,763     Wisconsin Corporate Central Credit Union Demand Note     216,763
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $766,755)    $    766,755
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.8%
               (Cost $60,117,137) .............................    $ 64,533,492

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% ...         805,834
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 65,339,326
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.4%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 14.9%
    30,000     Darden Restaurants, Inc. .......................    $    535,500
    13,200     Gannett Company, Inc. ..........................         929,676
    36,000     Home Depot, Inc. ...............................         876,960
    53,000     Mattel, Inc. ...................................       1,192,500
    35,000     Target Corporation .............................       1,024,100
    20,400     Viacom, Inc. - Class B (a) .....................         745,008
     8,445     Wal-Mart Stores, Inc. ..........................         439,393
                                                                   ------------
                                                                      5,743,137
                                                                   ------------
               CONSUMER STAPLES -- 8.3%
    12,100     Anheuser-Busch Companies, Inc. .................         563,981
     8,800     Hershey Foods Corporation ......................         551,408
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,900     PepsiCo, Inc. ..................................         996,000
    11,800     SYSCO Corporation ..............................         300,192
                                                                   ------------
                                                                      3,184,401
                                                                   ------------
               ENERGY -- 7.2%
    21,000     Anadarko Petroleum Corporation .................         955,500
    16,000     ChevronTexaco Corporation ......................       1,034,400
    25,000     Noble Drilling Corporation (a) .................         785,500
                                                                   ------------
                                                                      2,775,400
                                                                   ------------
               FINANCIAL -- 16.8%
    16,000     Bank of America Corporation ....................       1,069,440
    25,500     Capital One Financial Corporation ..............         765,255
    32,000     Citigroup, Inc. ................................       1,102,400
    14,000     Fannie Mae .....................................         914,900
    10,110     Freddie Mac ....................................         536,841
    16,190     Principal Financial Group, Inc. ................         439,397
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,504,273
                                                                   ------------
               HEALTHCARE -- 16.4%
    18,000     AmerisourceBergen Corporation ..................         945,000
    19,900     Anthem, Inc. (a) ...............................       1,318,375
    17,200     Johnson & Johnson ..............................         995,364
    12,000     Medtronic, Inc. ................................         541,440
    48,000     Pfizer, Inc. ...................................       1,495,680
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,347,794
                                                                   ------------
               INDUSTRIALS -- 14.1%
    75,000     Cendant Corporation (a) ........................         952,500
    24,400     First Data Corporation .........................         903,044
    14,000     General Dynamics Corporation ...................         770,980
    27,539     General Electric Company .......................         702,244
    10,300     ITT Industries, Inc. ...........................         550,123
    63,000     Norfolk Southern Corporation ...................       1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,452,631
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.4% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY -- 15.2%
    26,000     Accenture Ltd. - Class A (a) ...................    $    403,000
    24,000     Affiliated Computer Services, Inc. (a) .........       1,062,240
    61,000     Cisco Systems, Inc. (a) ........................         786,900
    16,300     Dell Computer Corporation (a) ..................         445,153
    10,050     Electronic Arts, Inc. (a) ......................         589,332
    33,000     Microsoft Corporation ..........................         798,930
    16,200     Qualcomm, Inc. .................................         584,172
    21,800     SunGard Data Systems, Inc. (a) .................         464,340
    18,500     Symantec Corporation (a) .......................         724,830
                                                                   ------------
                                                                      5,858,897
                                                                   ------------
               MATERIALS -- 2.5%
    47,000     Pactiv Corporation (a) .........................         954,100
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $36,971,255) .........    $ 36,820,633
                                                                   ------------

================================================================================
 PAR VALUE     SHORT-TERM CORPORATE NOTES-- 3.5%                      VALUE
--------------------------------------------------------------------------------
$  522,722     American Family Financial Services Demand Note .    $    522,722
   572,744     U.S. Bank N.A. Demand Note .....................         572,744
   265,532     Wisconsin Corporate Central Credit Union
                 Variable Demand Note .........................         265,532
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,360,998)  $  1,360,998
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.9%
               (Cost $38,332,253) .............................    $ 38,181,631

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ...         437,474
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 38,619,105
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1%                         VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, GO,
$1,000,000       5.00%, due 06/15/2011 ........................    $  1,112,740
               Arlington Co., Virginia, GO,
   990,000       5.40%, due 06/01/2014 ........................       1,075,219
               Chesapeake Bay Bridge and Tunnel, Commonwealth,
               Virginia, Revenue,
 1,000,000       5.70%, due 07/01/2008, prerefunded
                 07/01/2005 @ 102 .............................       1,114,750
               Chesapeake, Virginia, GO,
 1,000,000       5.50%, due 05/01/2011 ........................       1,093,050
               Chesterfield Co., Virginia, GO,
    85,000       6.25%, due 07/15/2005 ........................          88,315
 1,000,000       4.75%, due 01/01/2013 ........................       1,061,660
               Fredericksburg, Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       1.17%, weekly floating rate, due 10/01/2025 ..       1,000,000
               Hampton, Virginia, GO,
 1,000,000       5.50%, due 02/01/2012 ........................       1,130,330
               Hanover Co., Virginia, GO,
 1,000,000       5.125%, due 07/15/2013 .......................       1,094,070
               Hanover Co., Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       6.50%, due 08/15/2009 ........................       1,193,530
               Henrico Co., Virginia, Economic Dev.
               Authority, Revenue,
 1,000,000       5.50%, due 11/01/2008 ........................       1,148,660
               Medical College of Virginia Hospitals
               Authority, Revenue,
   700,000       5.00%, due 07/01/2013 ........................         749,224
               Newport News, Virginia, GO,
 1,000,000       5.625%, due 07/01/2014, prerefunded
                 07/01/2005 @ 102 .............................       1,112,860
               Norfolk, Virginia, GO,
   500,000       5.25%, due 06/01/2008, partially prerefunded
                 06/01/2004 @ 101 .............................         527,205
   300,000       5.75%, due 06/01/2011, prerefunded
                 06/01/2005 @ 101 .............................         330,837
               Norfolk, Virginia, Industrial Dev. Authority,
               Revenue,
 1,000,000       6.50%, due 11/01/2013 ........................       1,089,640
               Norfolk, Virginia, Water, Revenue,
 1,000,000       5.00%, due 11/01/2016 ........................       1,071,260
               Pamunkey, Virginia, Regional Jail Authority,
               Jail Facility, Revenue,
 1,000,000       5.70%, due 07/01/2010 ........................       1,136,970
               Portsmouth, Virginia, GO,
   800,000       5.00%, due 08/01/2017 ........................         847,960
               Prince William Co., Virginia, Park Authority,
               Revenue,
   250,000       6.10%, due 10/15/2004, escrowed to maturity ..         268,240
               Richmond, Virginia, Convention Center Authority,
               Hotel Tax, Revenue,
   550,000       5.50%, due 06/15/2008 ........................         617,617
               Richmond, Virginia, GO,
 1,000,000       5.45%, due 01/15/2008 ........................       1,131,600
               Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue,
 1,010,000       4.75%, due 07/15/2010 ........................       1,107,505
               Riverside, Virginia, Regional Jail Authority,
               Revenue,
   455,000       5.625%, due 07/01/2007 .......................         504,299
               Roanoke, Virginia, GO,
 1,000,000       5.00%, due 08/01/2009 ........................       1,106,640

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1% (Continued)             VALUE
--------------------------------------------------------------------------------
               Southeastern Public Service Authority,
               Virginia, Revenue,
$1,000,000       5.00%, due 07/01/2015 ........................    $  1,103,180
               Suffolk, Virginia, GO,
   350,000       5.80%, due 06/01/2011 ........................         392,900
 1,000,000       5.00%, due 12/01/2015 ........................       1,074,850
               University of Virginia, Revenue,
 1,000,000       5.25%, due 06/01/2012 ........................       1,108,030
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000       5.00%, due 07/01/2015 ........................         751,072
               Virginia Beach, Virginia, GO,
 1,000,000       5.25%, due 08/01/2010 ........................       1,115,700
               Virginia College Building Authority, Educational
               Facilities, Revenue,
 1,000,000       5.55%, due 11/01/2019, optional tender
                 11/01/2004 ...................................       1,063,840
               Virginia Commonwealth Transportation Board, Revenue,
   850,000       7.25%, due 05/15/2020 ........................       1,013,378
               Virginia Residential Authority, Revenue,
   500,000       5.50%, due 05/01/2017 ........................         555,590
               Virginia State, GO,
 1,000,000       5.375%, due 06/01/2003 .......................       1,007,180
               Virginia State Housing Dev. Authority,
               Multi-Family, Revenue,
   150,000       6.60%, due 11/01/2012 ........................         156,298
   150,000       6.30%, due 11/01/2015 ........................         158,009
               Virginia State Public Building Authority, Revenue,
   900,000       6.00%, due 08/01/2003 ........................         911,700
               Virginia State Public School Authority, Revenue,
 1,000,000       5.25%, due 08/01/2009 ........................       1,133,670
                                                                   ------------
               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (Cost $32,072,547) .....    $ 34,259,578
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET -- 2.0%                                   VALUE
--------------------------------------------------------------------------------
   745,281     First American Tax Free Obligation Fund -
                 Class S (Cost $745,281) ......................    $    745,281
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 96.1%
               (Cost $32,817,828) .............................    $ 35,004,859

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.9% ...       1,418,696
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 36,423,555
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.8%                                 VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.1%
    80,252     BHP Billiton Ltd. ..............................    $    450,046
                                                                   ------------
               FINLAND -- 0.6%
     9,509     Nokia OYJ - Series A(a) ........................         131,363
                                                                   ------------

               FRANCE -- 13.8%
    10,574     Accor SA .......................................         292,151
     6,262     Aventis SA .....................................         274,895
    11,903     Carrefour SA ...................................         450,833
     9,573     France Telecom SA ..............................         195,237
     4,139     L'Oreal SA .....................................         250,665
     2,195     Pernod-Ricard SA ...............................         187,064
     4,258     Pinault-Printemps-Redoute SA ...................         219,028
     6,034     Sanofi-Synthelabo SA ...........................         303,602
    10,220     Suez SA ........................................         118,769
     3,920     Total Fina Elf SA ..............................         496,190
     6,788     Valeo SA .......................................         149,697
                                                                   ------------
                                                                      2,938,131
                                                                   ------------
               GERMANY -- 1.3%
     8,369     Volkswagon AG ..................................         267,118
                                                                   ------------

               HONG KONG -- 2.3%
   138,500     China Mobile (Hong Kong) Ltd.(a) ...............         274,356
    43,000     Sun Hung Kai Properties Ltd. ...................         206,194
                                                                   ------------
                                                                        480,550
                                                                   ------------
               INDIA -- 0.2%
       733     Infosys Technologies Ltd. - ADR ................          44,970
                                                                   ------------

               ITALY -- 9.7%
    40,962     ENI SpA ........................................         547,100
   148,504     IntesaBci SpA ..................................         330,577
    91,131     Mediaset SpA ...................................         692,118
   123,200     Telecom Italia Mobile (T.I.M) SpA ..............         502,790
                                                                   ------------
                                                                      2,072,585
                                                                   ------------
               JAPAN -- 18.1%
    42,000     Bridgestone Corporation ........................         493,389
    13,000     Canon, Inc. ....................................         453,871
        64     East Japan Railway Company .....................         279,575
    12,500     Honda Motor Company Ltd. .......................         416,386
     9,000     Ito-Yokado Company Ltd. ........................         242,874
     8,100     JFE Holdings, Inc.(a) ..........................         102,462
    34,000     Matsushita Electric Industrial Company Ltd. ....         290,454
    90,000     Nissan Motor Company Ltd. (a) ..................         599,595
    11,000     Nomura Holdings, Inc. ..........................         114,564
     3,900     Orix Corporation ...............................         200,624
     7,100     Pioneer Corporation ............................         147,592

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 18.1% (Continued)
     2,740     Rohm Company ...................................    $    296,922
     6,900     Shin-Etsu Chemical Company Ltd. ................         213,552
                                                                   ------------
                                                                      3,851,860
                                                                   ------------
               KOREA --- 3.2%
     4,706     Kookmin Bank - ADR .............................         108,238
    10,147     KT Corporation - ADR ...........................         174,224
     1,345     Samsung Electronics Company Ltd. ...............         304,500
     6,344     SK Telecom Company Ltd. - ADR ..................          86,405
                                                                   ------------
                                                                        673,367
                                                                   ------------
               MEXICO -- 0.9%
     6,702     Telefonos De Mexico SA - ADR ...................         199,183
                                                                   ------------

               NETHERLANDS-- 9.7%
    27,515     Aegon NV .......................................         206,568
    18,654     Fortis .........................................         240,803
     2,248     Gucci Group NV - ADR ...........................         214,257
     5,994     Heineken NV ....................................         222,317
    45,994     Koninklijke (Royal) KPN NV (a) .................         295,109
     4,040     Unilever NV - CVA ..............................         240,481
    21,241     VNU NV .........................................         539,588
     9,420     Wolters Kluwer NV ..............................         105,875
                                                                   ------------
                                                                      2,064,998
                                                                   ------------
               SINGAPORE -- 1.3%
    47,000     United Overseas Bank Ltd. ......................         274,254
                                                                   ------------

               SPAIN -- 2.0%
     2,871     Acerinox SA ....................................         103,352
    35,620     Telefonica SA (a) ..............................         333,103
                                                                   ------------
                                                                        436,455
                                                                   ------------
               SWEDEN -- 2.8%
    50,022     Nordea AB ......................................         220,643
   144,769     Telefonaktiebolaget LM Ericsson (a) ............          90,492
   103,117     TeliaSonera AB .................................         295,525
                                                                   ------------
                                                                        606,660
                                                                   ------------
               SWITZERLAND -- 1.9%
     5,828     Adecco SA ......................................         161,931
     6,299     Novartis AG ....................................         233,279
                                                                   ------------
                                                                        395,210
                                                                   ------------
               THAILAND -- 0.1%
    16,100     Bangkok Bank Public Company Ltd. (a) ...........          24,027
                                                                   ------------

               UNITED KINGDOM -- 25.8%
    16,244     Astrazeneca PLC ................................         554,603
    32,822     BaA PLC ........................................         244,615
   106,718     Bae Systems PLC ................................         188,926
    58,843     British Sky Broadcasting Group PLC (a) .........         582,709
    32,621     Diageo PLC .....................................         334,382

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 25.8% (Continued)
    12,017     GlaxoSmithKline PLC ............................    $    211,411
    49,114     HSBC Holdings PLC ..............................         504,608
    25,832     Imperial Tobacco PLC ...........................         410,355
   115,636     Kingfisher PLC .................................         419,937
    63,669     Marks & Spencer Group PLC ......................         284,304
    15,561     Next PLC .......................................         208,947
     2,094     Reckitt Benckiser PLC ..........................          34,324
    69,170     Reed Elsevier PLC ..............................         493,094
    15,968     Royal Bank of Scotland Group PLC ...............         359,415
    12,417     Six Continents PLC .............................         118,252
   303,512     Vodafone Group PLC .............................         542,113
                                                                   ------------
                                                                      5,491,995
                                                                   ------------

               TOTAL COMMON STOCK (Cost $24,895,833) ..........    $ 20,402,772
                                                                   ------------

================================================================================
    SHARES     RIGHTS -- 0.1%                                         VALUE
--------------------------------------------------------------------------------
               FRANCE -- 0.1%
     6,383     France Telecom SA (Cost $0) ....................    $     25,074
                                                                   ------------

               TOTAL INVESTMENT AT VALUE-- 95.9%
               (Cost $24,895,833) .............................    $ 20,427,846

               OTHER ASSETS IN EXCESS OF LIABILITES-- 4.1% ....         880,444
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 21,308,290
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           Position Held                 Length of
Trustee                       Address                            Age       with the Trust                Time Served
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              66        Chairman and Trustee          Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court, Suite 400     66        Trustee and Vice President    Since September 1988
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Trustee                       Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              63        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              53        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            University of Richmond             63        Trustee                       Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          43        Trustee                       Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  70        Trustee                       Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           67        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court, Suite 400     38        President, Jamestown          Since January 1996
                              Richmond, VA                                 Balanced  Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court, Suite 400     44        President, Jamestown Tax      Since March 1995
                              Richmond, VA                                 Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     55        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     53        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Pamela C. Simms               1802 Bayberry Court, Suite 400     42        Vice President, Jamestown     Since February 2003
                              Richmond, VA                                 Tax Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     46        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     41        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     46        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distribuors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2003 as "exempt-interest dividends."

================================================================================

                       THE JAMESTOWN FUNDS

                       INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                       1802 Bayberry Court
                       Suite 400
                       Richmond, Virginia 23226
                       www.jamestownfunds.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, Ohio 45246-0707
                       (Toll-Free) 1-866-738-1126

                       INDEPENDENT AUDITORS
                       Tait, Weller & Baker
                       1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, Massachusetts 02109

                       BOARD OF TRUSTEES
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard Mitchell
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2003


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ...........................  2
DESCRIPTION OF BOND RATINGS .................................................  9
INVESTMENT LIMITATIONS ...................................................... 11
TRUSTEES AND OFFICERS ....................................................... 13
PRINCIPAL HOLDERS OF FUND SHARES ............................................ 17
INVESTMENT ADVISER AND SUB-ADVISOR .......................................... 18
ADMINISTRATOR ............................................................... 20
DISTRIBUTOR ................................................................. 21
OTHER SERVICES .............................................................. 21

PORTFOLIO SECURITIES AND BROKERAGE .......................................... 22

SPECIAL SHAREHOLDER SERVICES ................................................ 23
PURCHASE OF SHARES .......................................................... 25
REDEMPTION OF SHARES ........................................................ 25
NET ASSET VALUE DETERMINATION ............................................... 26
ALLOCATION OF TRUST EXPENSES ................................................ 26
ADDITIONAL TAX INFORMATION .................................................. 27
CAPITAL SHARES AND VOTING ................................................... 29
CALCULATION OF PERFORMANCE DATA ............................................. 30
FINANCIAL STATEMENTS AND REPORTS ............................................ 33

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES) ........................... 34

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2003. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and



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

that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.




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



The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.



                                                                                                                       Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                         Length of       Position(s) Held     Principal Occupation(s) During           Complex
Name, Address and Age                  Time Served          with Trust               Past 5 Years and                Overseen by
                                                                             Directorships of Public Companies          Trustee
----------------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III (age 66)        Since              Trustee;           President and Managing Director of         10
1802 Bayberry Court, Suite 400        September 1988      Vice President        Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                      of The            Richmond, Virginia; Director of
                                                          Jamestown Funds       Tredegar Industries, Inc. (plastics
                                                                                manufacturer) and Wilkinson O'Grady &
                                                                                Co. Inc. (global asset manager);
                                                                                Trustee of University of Richmond


*John T. Bruce (age 49)                    Since              Trustee;          Principal of Flippin, Bruce & Porter,      10
800 Main Street                       September 1988      Vice President        Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                     of FBP
                                                            Contrarian
                                                            Equity Fund
                                                              and FBP
                                                            Contrarian
                                                           Balanced Fund

*Charles M. Caravati, Jr. (age 66)        Since              Chairman           Retired physician; retired President       10
931 Broad Street Road                   June 1991          and Trustee          of Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103


*Richard Mitchell (age 54)                Since               Trustee;          Principal of T. Leavell & Associates,      10
150 Government Street                   June 1991          President of         Inc., Mobile, Alabama
Mobile, Alabama 36602                                     The Government
                                                           Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 63)               Since               Trustee           Julian Price Professor Emeritus,           10
200 Westminster Drive                 September 1988                            University of North Carolina; Trustee
Chapel Hill, North Carolina 27514                                               of Albemarle Investment Trust
                                                                                (registered investment company)

Richard L. Morrill (age 64)               Since               Trustee           Chancellor and Distinguished               10
G19 Boatwright Library                  March 1993                              University Professor of Ethics and
Richmond, Virginia 23173                                                        Democratic Values at the University of
                                                                                Richmond; Director of Tredegar
                                                                                Industries, Inc. (plastics
                                                                                manufacturer) and Albemarle
                                                                                Corporation (polymers and chemicals
                                                                                manufacturer)

Harris V. Morrissette (age 43)            Since               Trustee           President of Marshall Biscuit Co.          10
100 Jacintoport Boulevard               March 1993                              Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                         Inc. (airplane fueling); Director of
                                                                                BancTrust Financial Group, Inc. (bank
                                                                                holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 70)               Since               Trustee           Retired Managing Director of Equities      10
47 Willway Avenue                       July 1997                               of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                        pension fund)

Samuel B. Witt III (age 67)               Since               Trustee           Senior Vice President and General          10
2300 Clarendon Boulevard, Suite 407    November 1988                            Counsel of Stateside Associates, Inc.
Arlington, Virginia 22201                                                       (state government relations); Director
                                                                                of The Swiss Helvetia Fund, Inc.
                                                                                (closed-end investment company)



                                       14



Executive Officers:


John P. Ackerly IV (age 40)              Since          Vice President of       Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary St.     November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 58)            Since              President of        Executive Vice President of Davenport & Company,
One James Center,                     November 1997  The Davenport Equity Fund  LLC, Richmond, Virginia
901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 37)         Since              President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400       January 1996     The Jamestown Balanced    Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund, The Jamestown
                                                          Equity Fund and
                                                           The Jamestown
                                                     International Equity Fund

Robert G. Dorsey (age 46)                Since             Vice President       Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230       November 2000                              registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC (a registered broker-dealer);
                                                                                formerly President of Countrywide Fund Services,
                                                                                Inc. (a mutual fund servicesCompany)

John M. Flippin (age 61)                 Since            President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988          Contrarian         Lynchburg, Virginia
Lynchburg, Virginia 24504                                Equity Fund and FBP
                                                      Contrarian Balanced Fund

Beth Ann Gustafson (age 44)              Since              President of        Vice President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        March 1995      The Jamestown Tax Exempt  Inc., Richmond Virginia
Richmond, Virginia 23226                                   Virginia Fund

Timothy S. Healey (age 50)               Since           Vice President of      Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305          January 1995       The Alabama Tax Free    Mobile, Alabama
Birmingham, Alabama 35223                                    Bond Fund

J. Lee Keiger III (age 48)               Since           Vice President of      Senior Vice President of Davenport & Company,  LLC,
One James Center,                    November 1997         The Davenport        Richmond, Virginia
901 E. Cary St.                                             Equity Fund
Richmond, Virginia 23219

R. Gregory Porter III (age 62)           Since          Vice President of FBP   Principal of Flippin, Bruce & Porter,  Inc.,
800 Main Street                      September 1988    Contrarian Equity Fund   Lynchburg, Virginia
Lynchburg, Virginia 24504                               and FBP Contrarian
                                                           Balanced Fund

Mark J. Seger (age 41)                   Since                Treasurer         Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230       November 2000                              and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.


Pamela C. Simms (age 41)                 Since           Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400       February 2003    The Jamestown Tax Exempt  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                   Virginia Fund


John F. Splain  (age 46)                 Since               Secretary          Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230       November 2000                              and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President and Secretary of Countrywide Fund
                                                                                Services, Inc. and affiliated companies

Connie R. Taylor (age 52)               Since            Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        March 1993       The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and The Jamestown
                                                            Equity Fund

Lawrence B. Whitlock, Jr. (age 55)      Since           Vice President of       Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400       February 2002     The Jamestown Balanced   Inc., Richmond, Virginia
Richmond, Virginia 23226                               Fund and The Jamestown
                                                           Equity Fund

Coleman Wortham III (age 57)            Since           Vice President of       President and Chief Executive Officer of Davenport
One James Center,                    November 1997        The Davenport         & Company, LLC, Richmond, Virginia
901 E. Cary St.                                            Equity Fund
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt
III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2003.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee was established on May 5, 2003 and accordingly did not meet during the fiscal year ended March 31, 2003.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2002.

                                                                    Aggregate Dollar
                                                            Range of Shares of All Registered
                                    Dollar Range of          Investment Companies Overseen by
                                Shares of the Fund Owned     Trustee in Family of Investment
Name of Trustee                        by Trustee                        Companies
---------------------------------------------------------------------------------------------
Austin Brockenbrough III             Over $100,000                   Over $100,000

John T. Bruce                     $50,001--$100,000                  Over $100,000
Charles M. Caravati, Jr           $50,001--$100,000                  Over $100,000

Richard Mitchell                        None                         Over $100,000

Independent Trustees:

J. Finley Lee, Jr                 $10,001--$50,000                   Over $100,000
Richard L. Morrill                $10,001--$50,000                   Over $100,000
Harris V. Morrissette                   None                         Over $100,000
Erwin H. Will, Jr                       None                         Over $100,000

Samuel B. Witt III                      None                         Over $100,000

     TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,400              None                None              $ 14,000

J. Finley Lee, Jr.                  1,700              None                None                17,000
Richard L. Morrill                  1,700              None                None                17,000
Harris V. Morrissette               1,700              None                None                17,000
Erwin H. Will, Jr.                  1,700              None                None                17,000
Samuel B. Witt III                  1,850              None                None                18,500

                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 15, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.8% of the then outstanding shares of the Fund.

As of July 15, 2003, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 19.6% of the outstanding shares of the Fund; The Beirne Carter Foundation, P.O. Box 26606, Richmond, Virginia 23261, owned of record 7.9% of the outstanding shares of the Fund; Patterson & Co., FBO Virginia Baptist Homes Inc. owned of record 5.6% of the outstanding shares of the Fund; and CG Trust Co. FBO Oechsle International

Advisors, LLC, One International Place, Boston, Massachusetts 02110, owned of record 5.3% of the outstanding shares of the Fund.


                       INVESTMENT ADVISER AND SUB-ADVISOR


Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the Adviser advisory fees of $215,944 (which was net of voluntary fee waivers of $99,587), $446,381 (which was net of voluntary fee waivers of $68,062) and $739,110, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.


The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2004 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own a controlling interest in Oechsle Group, LLC: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. FleetBoston Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.


Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2003, 2002 and 2001 was $107,972, $223,190 and $369,555, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

In approving the most recent annual continuance of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the Sub-Advisor and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser and the Sub-Advisor.

The Trustees' evaluation of the quality of the Adviser's and the Sub-Advisor's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and the Sub-Advisor and their financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser and the Sub-Advisor, such as the benefits of research made available to the Adviser and the Sub-Advisor by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement and the Sub-Advisory Agreement without modification to their terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and

Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services ("Integrated") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2003,  2002 and 2001, the Fund paid fees to
the  Administrator   and/or   Integrated  of  $61,128,   $95,331  and  $150,456,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES


The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.


                       PORTFOLIO SECURITIES AND BROKERAGE


It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2003, 2002 and 2001, the total amount of brokerage commissions paid by the Fund was $78,096, $146,705 and $113,932, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor and/or the Fund with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describes how the Fund intends to vote proxies relating to portfolio securities. In all instances, proxies will be voted solely in the best interests of Fund shareholders. Any conflict of interest must be resolved in the way that will most benefit Fund shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, the Sub-Advisor gives substantial weight to the recommendation of management on any issue. However, the Sub-Advisor will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of Fund shareholders. Material conflicts of interest between Fund shareholders, on one hand, and those of the Adviser, the Sub-Advisor, the Distributor or their affiliated persons, on the other, will be presented to the Trust's Audit Committee for resolution. Materiality determinations will be based on the particular facts and circumstances. If it determined that the conflict is material, the Audit Committee will instruct the Sub-Advisor on how to vote. The Proxy Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the

Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

The Fund pays all of its own expenses not assumed by the Adviser, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2003, the Fund had capital loss carryforwards for federal income tax purposes of $18,753,295, of which
$4,874,363  expire March 31, 2010 and  $13,878,932  expire  March 31,  2011.  In addition, the Fund had net realized capital losses of $1,775,049 during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.


Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government

Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.


Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2003:

                                                               Since Inception
                                       One Year  Five Years   (April 16, 1996)
                                       --------  ----------   ----------------
Return Before Taxes                     -29.18%     -9.19%         -3.35%
Return After Taxes on Distributions     -29.39%    -10.07%         -4.10%
Return After Taxes on Distributions
and Sale of Fund Shares                 -17.91%    -6.64%          -2.33%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2003, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


As adopted May 5, 2003

                       OECHSLE INTERNATIONAL ADVISORS, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

     On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

     Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

                                GENERAL STATEMENT

     Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

     The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

                                 CORE PRINCIPLES

UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

PREDETERMINED VOTING. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed not to sufficiently uphold shareholder interests).

CLIENT ORIENTED. Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

     o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1.

     o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

     o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

     o Voting in accordance with the predetermined guidelines and recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and directives of the client. In the instance of deviation from the predetermined guidelines and

--------------------------
1 Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

          recommendations of Oechsle's third party proxy voting service, Oechsle requires documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

     o Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Director of Compliance
          conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer soliciting proxies of securities that are held in client accounts including: board members, corporate directors, candidates for directorships or other proxy proposal proponents.

     o Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Director of Compliance of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

LIMITATIONS:  Oechsle assumes no responsibility for proxy voting when:

     o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

     o The securities have been sold short as permitted under the guidelines of a client account.

     o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940. o With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

     o When voting the proxy has no material effect on a shareholder's economic interest or the
          value  of  the  shares  the  account  holds  are   indeterminable   or
          insignificant, limited responsibility or abstention may apply.

     o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

     o Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

BASIS FOR FORMULATION. Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service (which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service because the third party proxy service has formulated global guidelines and procedures that are based on the maximization of shareholder interests and specific guidelines and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors.

Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

     o    Execution of the proxy voting process and program.

     o    Monitoring the status of operations.

     o    Resolving issues and concerns that arise in the course of operations.

     o Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

     o    Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

     WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC
                  Att:  Proxy Coordinator
                  One International Place, 23rd Floor
                  Boston, MA 02110

     EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

     CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

     CLIENTS. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

     The information to be supplied is:

     o    The name of the issuer of the security.

     o    The exchange ticker symbol of the portfolio security.

     o    The shareholder meeting date.

     o    A brief identification of the matter voted on.

     o    Whether the matter was proposed by an issuer or by a security holder.

     o    Whether a vote was cast.

     o    How the vote was cast, i.e., for, against or abstain.

     o    Whether the vote was for or against management.

     THIRD PARTIES. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

RESPONSIBILITY AND OVERSIGHT

DESIGNATED RESPONSIBILITY: Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

     o The PROXY COORDINATOR is to administer and manage the proxy voting process and program.

     o The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

     o COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

     o The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program..

     o The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR DIRECTOR OF COMPLIANCE, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, authorize or deny deviations from predetermined guidelines and / or recommendations and report to the EXECUTIVE COMMITTEE as necessary.

SPECIFIC DUTIES AND RESPONSIBILITIES.

THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

     o Manage the relationship with the independent third party proxy service provider.

     o Administer the process by performing certain functions, including but not limited to:

          o Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

          o Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

     o Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

          o Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Director of Compliance.

          o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

          o If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Director of Compliance; and be accompanied by supplemental research, if any.

          o    Instruct the third party proxy service of the vote to be cast.

          o    Ensure records are properly maintained.

          o Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to : the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

          o Inform the Chief Operating Officer, General Counsel or the Director of Compliance of issues and concerns as necessary and assist in the resolution of issues.

          o Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

          o    Fulfill requests for these Policies and Procedures.

          o    Fulfill and maintain records of client requests for proxy votes.

PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

o Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

--------------------------
2 The Proxy Coordinator will be apprised by the Director of Compliance of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

o Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The DIRECTOR OF COMPLIANCE assists in the resolution of issues involving conflicts of interest. The Director of Compliance will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Director of Compliance or the Executive Committee as necessary.

The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND DIRECTOR OF COMPLIANCE. The Chief Operating Officer, General Counsel and Director of Compliance are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

PROCEDURES

PROCESS FOR THE VOTING OF PROXIES.

AUTHORIZATION TO VOTE: As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

INTERACTION WITH THIRD PARTY VOTING SERVICE: The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots and contacts custodians for missing proxies.

REVIEW: The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The Proxy Coordinator shall review for conflicts of interest and notify the Chief Operating Officer, General Counsel or the Director of Compliance regarding any perceived conflicts of interest and participate as needed in resolution of the issue.

 If  informed  by  the  Proxy   Consultant  of  the  need  to  depart  from  the
predetermined guidelines and / or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required certifications, authorizations and supplemental research from the Proxy Consultant, if any.

VOTE: The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner.

DOCUMENTATION / REPORTS: The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of he Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

The Proxy Coordinator shall retain a copy of the annual report to the TBAC

RECORD KEEPING:  Oechsle shall maintain the following records:

     1. A copy of these Policies and Procedures;

     2. A record of each proxy statement received.

     3. A record of each vote cast.

     4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant

     5. Each written client request for proxy voting records and the response to any client request for such records.

The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of five years.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                 ANNUAL REPORT

                                 MARCH 31, 2003


                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                             MAY 15, 2003
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2003.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2003, the Jamestown Balanced Fund had a negative return of -10.06%. This return compares favorably with the return for the Lipper Balanced Fund Index of -12.85%. The Lehman Intermediate Bond Index had a return of 11.72% for the past twelve months as interest rates continued to decline. The S&P 500 fell 24.76% during the past fiscal year, with the technology and utility sectors leading the way on the downside. The economic recovery has proven moderate to date and investors have struggled with corporate fraud, accounting irregularities, the threat of terrorism, and the war in Iraq. Against this backdrop, investors sought safer havens, selling stocks in favor of bonds and cash. More recently, however, corporate profits have begun to recover and the equity market is beginning to discount the improving environment. The Federal Reserve continues to add significant liquidity to the economic system and there is the prospect of further fiscal stimulus.

Relative to the Lipper Balanced Index, the Jamestown Balanced Fund benefited from good stock and bond selection over the past year. The Fund's bias toward high quality securities helped the Fund avoid the poor performing corporate bonds that were hurt by the corporate and accounting scandals. In the equity portion of the Fund, good stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

At the end of March 2003, the Jamestown Balanced Fund had 1.9% in cash, 41.5% in fixed income, and 56.6% in equities. In the equity portion of the Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. The fixed income portion of the Fund has a duration about 10% below the Lehman Intermediate Government Corporate Index. The Fund is overweighted in corporates, mortgages, and agencies at the expense of Treasury securities.

The Jamestown Balanced Fund returned -8.73% on an annualized basis for the three years ending March 31, 2003, compared to -5.52% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 6.80% versus 6.84% for the comparable Lipper Balanced Index.

The total assets of your fund were over $65 million as of March 31, 2003.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2003, the Jamestown Equity Fund declined in value -21.15%. The Large Cap Core Index fell -23.73%, while the S&P 500 dropped -24.76%. For the past fiscal year, the Technology, Communication Services, and Utility sectors were the dominant culprits on the downside. Valuations on equities have been compressed dramatically during the past three years and appear reasonable in a period of low interest rates and inflation. Even in a slowly recovering economy where revenue growth will be modest, companies are delivering improved earnings growth. Pervasive cost cutting has made companies more efficient and productivity is substantially higher. There will still be headwinds as there is excess capacity across many industries and little pricing power.

The Jamestown Equity Fund outperformed the S&P 500 over the past year due to a modest cash position throughout the year combined with good stock selection relative to the Index. Stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in Semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

In the Jamestown Equity Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. While we believe that the economy will continue to gradually improve, we are focused on companies that can grow earnings in a moderate growth environment.

The Jamestown Equity Fund returned -16.93% on an annualized basis for the past three years versus -16.08% for the Lipper Large Cap Core Index. For the ten-year period, the Jamestown Equity Fund returned 6.33% compared to 7.25% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had $38.6 million in assets as of March 31, 2003.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2003, The Jamestown Tax Exempt Virginia Fund had a total return of 8.24% compared to 8.63% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields moved significantly lower and the yield curve is now much steeper. As of March 31, 2003, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.9 years and a SEC yield of 2.86%.

We have positioned the Jamestown Tax Exempt Virginia Fund defensively in anticipation of interest rates rising when the economy recovers. This defensive strategy caused the fund to slightly underperform relative to the Lipper Intermediate Municipal Index. Despite the absolute low yield levels, the combined set of current conditions: an unusually steep yield curve; record-high municipal yields as a percentage of Treasury yields; and painfully low yields on cash, argue for putting some cash to work in municipals.

The Jamestown Tax Exempt Virginia Fund returned 6.72% on an annualized basis for the three years ended March 31, 2003, versus 6.99% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.00%, as compared to the 5.16% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were over $36 million as of March 31, 2003.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2003, the Jamestown International Equity Fund had a return of -29.18% compared to -23.23% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years. In the past year, the Jamestown International Fund was hurt by overweight positions in Telecommunications Services and Consumer Cyclical stocks that faired poorly in the market downturn.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. Since inception in 1996, the Jamestown International Equity Fund fell -3.35% annually, while the EAFE Index declined -3.03%

The Fund had over $21 million in total net assets as of March 31, 2003.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund
                                        Jamestown International Equity Fund


                                        /s/ Beth Ann Gustafson

                                        Beth Ann Gustafson, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN BALANCED FUND:              STANDARD & POOR'S 500 INDEX:                    CONSUMER PRICE INDEX:
      ----------------------------              ----------------------------                    ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN         BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------         -------          ----         ------       -------
03/31/93                     10,000         03/31/93                      10,000         03/31/93                    10,000
06/30/93       -0.26%         9,974         06/30/93        0.48%         10,048         06/30/93        0.60%       10,060
09/30/93        2.49%        10,222         09/30/93        2.58%         10,307         09/30/93        0.40%       10,100
12/31/93        0.32%        10,255         12/31/93        2.32%         10,546         12/31/93        0.70%       10,171
03/31/94       -1.58%        10,093         03/31/94       -3.79%         10,147         03/31/94        0.50%       10,222
06/30/94        0.91%        10,185         06/30/94        0.42%         10,189         06/30/94        0.60%       10,283
09/30/94        1.64%        10,352         09/30/94        4.88%         10,687         09/30/94        0.90%       10,376
12/31/94       -0.83%        10,266         12/31/94       -0.02%         10,684         12/31/94        0.60%       10,438
03/31/95        8.67%        11,156         03/31/95        9.74%         11,725         03/31/95        0.80%       10,522
06/30/95        7.60%        12,004         06/30/95        9.55%         12,844         06/30/95        0.90%       10,617
09/30/95        5.50%        12,664         09/30/95        7.95%         13,865         09/30/95        0.40%       10,660
12/31/95        4.75%        13,266         12/31/95        6.02%         14,700         12/31/95        0.50%       10,713
03/31/96        3.27%        13,699         03/31/96        5.37%         15,489         03/31/96        0.80%       10,799
06/30/96        3.05%        14,117         06/30/96        4.49%         16,184         06/30/96        1.10%       10,918
09/30/96        2.41%        14,458         09/30/96        3.09%         16,684         09/30/96        0.44%       10,966
12/31/96        6.21%        15,355         12/31/96        8.34%         18,075         12/31/96        0.82%       11,056
03/31/97        0.18%        15,383         03/31/97        2.68%         18,560         03/31/97        0.69%       11,133
06/30/97       11.31%        17,123         06/30/97       17.46%         21,800         06/30/97        0.19%       11,154
09/30/97        4.97%        17,974         09/30/97        7.49%         23,433         09/30/97        0.44%       11,203
12/31/97        2.43%        18,411         12/31/97        2.87%         24,106         12/31/97        0.62%       11,272
03/31/98       10.65%        20,371         03/31/98       13.95%         27,468         03/31/98        0.12%       11,286
06/30/98        0.53%        20,479         06/30/98        3.30%         28,375         06/30/98        0.56%       11,349
09/30/98       -8.80%        18,677         09/30/98       -9.95%         25,553         09/30/98        0.42%       11,397
12/31/98       16.58%        21,774         12/31/98       21.30%         30,995         12/31/98        0.42%       11,445
03/31/99        0.63%        21,911         03/31/99        4.98%         32,539         03/31/99        0.24%       11,472
06/30/99        3.09%        22,588         06/30/99        7.05%         34,833         06/30/99        0.91%       11,577
09/30/99       -2.84%        21,946         09/30/99       -6.24%         32,658         09/30/99        0.54%       11,639
12/31/99       10.59%        24,271         12/31/99       14.88%         37,517         12/31/99        0.78%       11,730
03/31/00        4.63%        25,394         03/31/00        2.29%         38,377         03/31/00        0.95%       11,841
06/30/00        1.38%        25,745         06/30/00       -2.66%         37,356         06/30/00        1.00%       11,960
09/30/00       -2.92%        24,993         09/30/00       -0.97%         36,994         09/30/00        0.76%       12,051
12/31/00       -2.06%        24,478         12/31/01       -7.81%         34,105         12/31/00        0.75%       12,141
03/31/01       -9.38%        22,182         03/31/01      -11.86%         30,060         03/31/01        0.98%       12,260
06/30/01        1.00%        22,404         06/30/01        5.85%         31,819         06/30/01        1.08%       12,392
09/30/01       -9.49%        20,278         09/30/01      -14.68%         27,148         09/30/01       -0.11%       12,379
12/31/01        7.10%        21,718         12/31/01       10.69%         30,049         12/31/01       -0.06%       12,371
03/31/02       -1.15%        21,468         03/31/02        0.27%         30,132         03/31/02        0.23%       12,400
06/30/02       -4.44%        20,515         06/30/02      -13.40%         26,094         06/30/02        1.12%       12,539
09/30/02       -7.39%        18,999         09/30/02      -17.28%         21,585         09/30/02        0.50%       12,601
12/31/02        2.41%        19,456         12/31/02        8.44%         23,407         12/31/02        0.33%       12,643
03/31/03       -0.76%        19,309         03/31/03       -3.15%         22,670         03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                       1 Year        5 Years       10 Years
                      (10.06)%       (1.07)%         6.80%
                      -------------------------------------


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                   For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN EQUITY FUND:                STANDARD & POOR'S 500 INDEX:                  CONSUMER PRICE INDEX:
      --------------------------                ----------------------------                  ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
03/31/93                     10,000         03/31/93                    10,000           03/31/93                    10,000
06/30/93       -1.00%         9,900         06/30/93        0.48%       10,048           06/30/93        0.60%       10,060
09/30/93        1.85%        10,083         09/30/93        2.58%       10,307           09/30/93        0.40%       10,100
12/31/93        0.67%        10,151         12/31/93        2.32%       10,546           12/31/93        0.70%       10,171
03/31/94       -0.82%        10,067         03/31/94       -3.79%       10,147           03/31/94        0.50%       10,222
06/30/94        1.64%        10,232         06/30/94        0.42%       10,189           06/30/94        0.60%       10,283
09/30/94        1.70%        10,405         09/30/94        4.88%       10,687           09/30/94        0.90%       10,376
12/31/94       -1.35%        10,264         12/31/94       -0.02%       10,684           12/31/94        0.60%       10,438
03/31/95       10.17%        11,308         03/31/95        9.74%       11,725           03/31/95        0.80%       10,522
06/30/95        8.46%        12,264         06/30/95        9.55%       12,844           06/30/95        0.90%       10,617
09/30/95        6.80%        13,098         09/30/95        7.95%       13,865           09/30/95        0.40%       10,660
12/31/95        5.22%        13,782         12/31/95        6.02%       14,700           12/31/95        0.50%       10,713
03/31/96        5.03%        14,475         03/31/96        5.37%       15,489           03/31/96        0.80%       10,799
06/30/96        4.05%        15,060         06/30/96        4.49%       16,184           06/30/96        1.10%       10,918
09/30/96        2.74%        15,474         09/30/96        3.09%       16,684           09/30/96        0.44%       10,966
12/31/96        7.83%        16,685         12/31/96        8.34%       18,075           12/31/96        0.82%       11,056
03/31/97        0.00%        16,685         03/31/97        2.68%       18,560           03/31/97        0.69%       11,133
06/30/97       15.33%        19,242         06/30/97       17.46%       21,800           06/30/97        0.19%       11,154
09/30/97        5.99%        20,394         09/30/97        7.49%       23,433           09/30/97        0.44%       11,203
12/31/97        2.70%        20,944         12/31/97        2.87%       24,106           12/31/97        0.62%       11,272
03/31/98       14.51%        23,983         03/31/98       13.95%       27,468           03/31/98        0.12%       11,286
06/30/98       -0.15%        23,947         06/30/98        3.30%       28,375           06/30/98        0.56%       11,349
09/30/98      -14.56%        20,461         09/30/98       -9.95%       25,553           09/30/98        0.42%       11,397
12/31/98       26.90%        25,965         12/31/98       21.30%       30,995           12/31/98        0.42%       11,445
03/31/99        0.06%        25,980         03/31/99        4.98%       32,539           03/31/99        0.24%       11,472
06/30/99        5.45%        27,395         06/30/99        7.05%       34,833           06/30/99        0.91%       11,577
09/30/99       -4.62%        26,129         09/30/99       -6.24%       32,658           09/30/99        0.54%       11,639
12/31/99       15.92%        30,288         12/31/99       14.88%       37,517           12/31/99        0.78%       11,730
03/31/00        6.39%        32,225         03/31/00        2.29%       38,377           03/31/00        0.95%       11,841
06/30/00        1.65%        32,757         06/30/00       -2.66%       37,356           06/30/00        1.00%       11,960
09/30/00       -5.56%        30,937         09/30/00       -0.97%       36,994           09/30/00        0.76%       12,051
12/31/01       -3.78%        29,769         12/31/00       -7.81%       34,105           12/31/00        0.75%       12,141
03/31/01      -15.01%        25,299         03/31/01      -11.86%       30,060           03/31/01        0.98%       12,260
06/30/01        1.35%        25,641         06/30/01        5.85%       31,819           06/30/01        1.08%       12,392
09/30/01      -16.33%        21,454         09/30/01      -14.68%       27,148           09/30/01       -0.11%       12,379
12/31/01       11.31%        23,880         12/31/01       10.69%       30,049           12/31/01       -0.06%       12,371
03/31/02       -1.92%        23,422         03/31/02        0.27%       30,132           03/31/02        0.23%       12,400
06/30/02       -8.48%        21,435         06/30/02      -13.40%       26,094           06/30/02        1.12%       12,539
09/30/02      -14.65%        18,295         09/30/02      -17.28%       21,585           09/30/02        0.50%       12,601
12/31/02        3.25%        18,890         12/31/02        8.44%       23,407           12/31/02        0.33%       12,643
03/31/03       -2.23%        18,468         03/31/03       -3.15%       22,670           03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                        1 Year      5 Years     10 Years
                       (21.15)%     (5.09)%       6.33%
                      -------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX:                    THE JAMESTOWN TAX EXEMPT           LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------                    ------------------------           ----------------------------------------
                                                        VIRGINIA FUND:
                                                        --------------
                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
09/01/93                     10,000         09/01/93                    10,000           09/01/93                    10,000
09/30/93        1.14%        10,114         09/30/93        1.20%       10,120           09/30/93        1.14%       10,114
12/31/93        1.41%        10,256         12/31/93        1.54%       10,275           12/31/93        1.18%       10,234
03/31/94       -5.49%         9,693         03/31/94       -4.35%        9,828           03/31/94       -3.89%        9,836
06/30/94        1.11%         9,801         06/30/94        0.79%        9,906           06/30/94        0.92%        9,927
09/30/94        0.68%         9,868         09/30/94        0.72%        9,978           09/30/94        0.59%        9,985
12/31/94       -1.44%         9,726         12/31/94       -0.80%        9,898           12/31/94       -1.12%        9,873
03/31/95        7.07%        10,414         03/31/95        4.73%       10,366           03/31/95        4.98%       10,365
06/30/95        2.41%        10,665         06/30/95        2.21%       10,596           06/30/95        2.25%       10,597
09/30/95        2.87%        10,971         09/30/95        1.98%       10,806           09/30/95        2.40%       10,852
12/31/95        4.13%        11,424         12/31/95        2.78%       11,106           12/31/95        2.68%       11,143
03/31/96       -1.20%        11,287         03/31/96       -0.59%       11,041           03/31/96       -0.54%       11,082
06/30/96        0.76%        11,372         06/30/96        0.63%       11,110           06/30/96        0.44%       11,131
09/30/96        2.29%        11,633         09/30/96        1.65%       11,293           09/30/96        1.83%       11,336
12/31/96        2.55%        11,929         12/31/96        2.15%       11,536           12/31/96        2.20%       11,586
03/31/97       -0.24%        11,901         03/31/97       -0.10%       11,525           03/31/97       -0.02%       11,583
06/30/97        3.44%        12,310         06/30/97        2.69%       11,835           06/30/97        2.64%       11,889
09/30/97        3.02%        12,682         09/30/97        2.12%       12,086           09/30/97        2.45%       12,181
12/31/97        2.71%        13,026         12/31/97        2.20%       12,352           12/31/97        2.16%       12,443
03/31/98        1.15%        13,175         03/31/98        0.78%       12,448           03/31/98        0.96%       12,562
06/30/98        1.52%        13,376         06/30/98        1.18%       12,594           06/30/98        1.22%       12,715
09/30/98        3.07%        13,786         09/30/98        2.95%       12,966           09/30/98        2.78%       13,068
12/31/98        0.60%        13,869         12/31/98        0.41%       13,019           12/31/98        0.57%       13,142
03/31/99        0.89%        13,993         03/31/99        0.32%       13,060           03/31/99        0.56%       13,216
06/30/99       -1.77%        13,745         06/30/99       -1.54%       12,859           06/30/99       -1.67%       12,994
09/30/99       -0.40%        13,690         09/30/99       -0.06%       12,852           09/30/99        0.06%       13,002
12/31/99       -0.78%        13,583         12/31/99       -0.46%       12,793           12/31/99       -0.31%       12,962
03/31/00        2.92%        13,980         03/31/00        2.14%       13,066           03/31/00        1.76%       13,190
06/30/00        1.51%        14,191         06/30/00        1.11%       13,211           06/30/00        1.21%       13,350
09/30/00        2.42%        14,534         09/30/00        2.02%       13,478           09/30/00        2.09%       13,629
12/31/00        4.37%        15,169         12/31/00        3.44%       13,942           12/31/00        3.35%       14,086
03/31/01        2.23%        15,508         03/31/01        2.12%       14,238           03/31/01        2.26%       14,404
06/30/01        0.66%        15,610         06/30/01        0.47%       14,305           06/30/01        0.74%       14,511
09/30/01        2.80%        16,047         09/30/01        2.29%       14,633           09/30/01        2.59%       14,887
12/31/01       -0.61%        15,949         12/31/01       -0.49%       14,562           12/31/01       -0.84%       14,762
03/31/02        0.94%        16,099         03/31/02        0.77%       14,674           03/31/02        0.72%       14,868
06/30/02        3.66%        16,688         06/30/02        3.14%       15,134           06/30/02        3.54%       15,394
09/30/02        4.75%        17,481         09/30/02        4.15%       15,762           09/30/02        3.87%       15,990
12/31/02       -0.07%        17,469         12/31/02        0.09%       15,775           12/31/02        0.02%       15,993
03/31/03        1.21%        17,680         03/31/03        0.68%       15,883           03/31/03        0.99%       16,151

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                       8.24%     5.00%          4.95%
                      -------------------------------------

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

 JAMESTOWN INTERNATIONAL EQUITY FUND          EUROPE, AUSTRALIA AND FAR EAST
 -----------------------------------          ------------------------------
                                                    INDEX (EAFE INDEX)
                                                    ------------------

             QUARTERLY                                    QUARTERLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------
04/16/96                     10,000         04/30/96                    10,000
06/30/96       -1.80%         9,820         06/30/96       -1.29%        9,871
09/30/96       -2.86%         9,539         09/30/96       -0.12%        9,859
12/31/96        2.41%         9,769         12/31/96        1.59%       10,016
03/31/97        0.83%         9,850         03/31/97       -1.56%        9,860
06/30/97       15.80%        11,407         06/30/97       12.97%       11,138
09/30/97        4.32%        11,899         09/30/97       -0.71%       11,059
12/31/97       -7.69%        10,984         12/31/97       -7.83%       10,193
03/31/98       16.28%        12,773         03/31/98       14.71%       11,693
06/30/98        4.68%        13,370         06/30/98        1.06%       11,817
09/30/98      -13.79%        11,527         09/30/98      -14.21%       10,138
12/31/98       18.11%        13,615         12/31/98       20.66%       12,232
03/31/99        1.94%        13,879         03/31/99        1.39%       12,402
06/30/99        4.40%        14,490         06/30/99        2.54%       12,717
09/30/99        6.04%        15,366         09/30/99        4.40%       13,277
12/31/99       23.70%        19,008         12/31/99       16.99%       15,532
03/31/00        1.75%        19,341         03/31/00       -0.10%       15,517
06/30/00       -8.58%        17,682         06/30/00       -3.96%       14,902
09/30/00       -8.12%        16,245         09/30/00       -8.06%       13,701
12/31/00       -6.88%        15,128         12/31/00       -2.69%       13,333
03/31/01      -14.72%        12,902         03/31/01      -13.74%       11,501
06/30/01       -3.22%        12,486         06/30/01       -1.05%       11,380
09/30/01      -18.06%        10,231         09/30/01      -14.00%        9,787
12/31/01        7.54%        11,003         12/31/01        6.97%       10,469
03/31/02        1.24%        11,139         03/31/02        0.51%       10,522
06/30/02       -4.45%        10,643         06/30/02       -2.12%       10,299
09/30/02      -21.45%         8,360         09/30/02      -19.74%        8,267
12/31/02        5.04%         8,782         12/31/02        6.45%        8,800
03/31/03      -10.17%         7,889         03/31/03       -8.21%        8,078

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                     (29.18)%   (9.19)%         (3.35)%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=================================================================================================================
                                                                                      JAMESTOWN       JAMESTOWN
                                                      JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                       BALANCED         EQUITY         VIRGINIA         EQUITY
                                                         FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................   $ 60,117,137    $ 38,332,253    $ 32,817,828    $ 24,895,833
                                                     ============    ============    ============    ============
      At value (Note 1) ..........................   $ 64,533,492    $ 38,181,631    $ 35,004,859    $ 20,427,846
   Cash ..........................................             --              --              --         739,367
   Cash denominated in
      foreign currency (Note 5) ..................             --              --              --           8,722
   Dividends and interest receivable .............        373,920          18,728         464,771         121,737
   Receivable for securities sold ................        525,894         445,866       1,000,000          66,220
   Receivable for capital shares sold ............            578           9,854              --              --
   Other assets ..................................          7,825          12,599          13,543           6,614
                                                     ------------    ------------    ------------    ------------
      TOTAL ASSETS ...............................     65,441,709      38,668,678      36,483,173      21,370,506
                                                     ------------    ------------    ------------    ------------
LIABILITIES
   Dividends payable .............................         27,873              --          30,900           4,005
   Payable for securities purchased ..............             --              --              --          16,625
   Payable for capital shares redeemed ...........         19,828          23,700          13,129           1,350
   Accrued investment advisory fees (Note 3) .....         36,006          21,273          11,089           8,821
   Accrued administration fees (Note 3) ..........          7,100           4,600           4,500           3,600
   Other accrued expenses ........................         11,576              --              --          27,354
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......             --              --              --             461
                                                     ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ..........................        102,383          49,573          59,618          62,216
                                                     ------------    ------------    ------------    ------------
NET ASSETS .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============

Net assets consist of:
   Paid-in capital ...............................   $ 61,886,377    $ 40,052,740    $ 34,449,229    $ 47,075,420
   Undistributed net investment income (loss) ....       (165,113)          2,044          19,091          11,085
   Accumulated net realized losses from
      security transactions ......................       (798,293)     (1,285,057)       (231,796)    (21,317,117)
   Net unrealized appreciation (depreciation)
      on investments .............................      4,416,355        (150,622)      2,187,031      (4,467,987)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies             --              --              --           6,889
                                                     ------------    ------------    ------------    ------------
Net assets .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................      4,747,354       2,668,914       3,447,831       3,378,986
                                                     ============    ============    ============    ============
Net asset value, offering price and redemption
   price per share(a) ............................   $      13.76    $      14.47    $      10.56    $       6.31
                                                     ============    ============    ============    ============

(a) For The Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
========================================================================================================
                                                                             JAMESTOWN       JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                              BALANCED         EQUITY         VIRGINIA         EQUITY
                                                FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    522,682    $    492,669    $      4,428    $    683,315
   Foreign withholding taxes on dividends             --              --              --         (59,605)
   Interest .............................      1,817,989           8,908       1,599,205             508
                                            ------------    ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      2,340,671         501,577       1,603,633         624,218
                                            ------------    ------------    ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ....        509,382         287,371         146,854         315,531
   Administration fees (Note 3) .........         96,943          61,418          52,138          61,128
   Custodian fees .......................         14,790           8,502           6,993          87,345
   Professional fees ....................         16,369          13,565          11,465          14,569
   Trustees' fees and expenses ..........         12,487          12,487          12,487          12,487
   Registration fees ....................         12,544          12,813           1,716          13,016
   Pricing costs ........................         10,409           1,274           6,222          11,439
   Postage and supplies .................          6,985           6,588           7,495           5,487
   Insurance expense ....................          4,922           4,375           3,281           3,828
   Printing of shareholder reports ......          4,367           5,633           2,334           3,839
   Other expenses .......................         14,471          10,597           6,189           6,351
                                            ------------    ------------    ------------    ------------
      TOTAL EXPENSES ....................        703,669         424,623         257,174         535,020
   Fees waived by the Adviser (Note 3) ..             --              --          (3,851)        (99,587)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....        (24,000)        (33,000)             --              --
                                            ------------    ------------    ------------    ------------
      NET EXPENSES ......................        679,669         391,623         253,323         435,433
                                            ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...................      1,661,002         109,954       1,350,310         188,785
                                            ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized losses from:
      Security transactions .............       (671,793)     (1,201,020)         (7,053)     (7,146,038)
      Foreign currency transactions .....             --              --              --         (10,037)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................    (10,418,304)    (10,210,917)      1,510,441      (4,190,992)
      Foreign currency translation ......             --              --              --           6,942
                                            ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............    (11,090,097)    (11,411,937)      1,503,388     (11,340,125)
                                            ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........   $ (9,429,095)   $(11,301,983)   $  2,853,698    $(11,151,340)
                                            ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                 JAMESTOWN                           JAMESTOWN
                                                               BALANCED FUND                        EQUITY FUND
                                                      --------------------------------------------------------------------
                                                           YEAR              YEAR              YEAR              YEAR
                                                          ENDED             ENDED             ENDED             ENDED
                                                         MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                           2003              2002              2003              2002
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $    1,661,002    $    2,043,006    $      109,954    $      175,896
   Net realized gains (losses) on:
      Security transactions .......................         (671,793)        1,308,563        (1,201,020)          (64,227)
      Option contracts written ....................               --           249,735                --           176,363
   Net change in unrealized appreciation/
      depreciation on investments .................      (10,418,304)       (7,073,997)      (10,210,917)       (4,796,287)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from operations ........       (9,429,095)       (3,472,693)      (11,301,983)       (4,508,255)
                                                      --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................       (1,721,820)       (2,164,245)         (109,812)         (173,994)
   From net realized gains from
      security transactions .......................               --        (1,420,487)               --                --
                                                      --------------    --------------    --------------    --------------
Decrease in net assets from distributions
   to shareholders ................................       (1,721,820)       (3,584,732)         (109,812)         (173,994)
                                                      --------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................        4,755,793         4,813,624         3,042,443         4,602,756
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        1,593,060         3,389,464           100,905           159,933
   Payments for shares redeemed ...................      (26,682,823)      (13,654,430)       (7,919,618)       (6,187,646)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from
   capital share transactions .....................      (20,333,970)       (5,451,342)       (4,776,270)       (1,424,957)
                                                      --------------    --------------    --------------    --------------

TOTAL DECREASE IN NET ASSETS ......................      (31,484,885)      (12,508,767)      (16,188,065)       (6,107,206)

NET ASSETS
   Beginning of year ..............................       96,824,211       109,332,978        54,807,170        60,914,376
                                                      --------------    --------------    --------------    --------------
   End of year ....................................   $   65,339,326    $   96,824,211    $   38,619,105    $   54,807,170
                                                      ==============    ==============    ==============    ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................   $     (165,113)   $     (104,295)   $        2,044    $        1,902
                                                      ==============    ==============    ==============    ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................          338,173           296,174           200,878           241,508
   Reinvested .....................................          113,232           214,105             6,884             9,010
   Redeemed .......................................       (1,885,393)         (844,741)         (517,825)         (326,078)
                                                      --------------    --------------    --------------    --------------
   Net decrease in shares outstanding .............       (1,433,988)         (334,462)         (310,063)          (75,560)
   Shares outstanding, beginning of year ..........        6,181,342         6,515,804         2,978,977         3,054,537
                                                      --------------    --------------    --------------    --------------
   Shares outstanding, end of year ................        4,747,354         6,181,342         2,668,914         2,978,977
                                                      ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                          JAMESTOWN TAX EXEMPT                JAMESTOWN
                                                             VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                      ------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2003            2002            2003            2002
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $  1,350,310    $  1,254,016    $    188,785    $     64,049
   Net realized gains (losses) from:
      Security transactions .......................         (7,053)        144,681      (7,146,038)    (14,171,079)
      Foreign currency transactions ...............             --              --         (10,037)        387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................      1,510,441        (488,624)     (4,190,992)      6,479,102
      Foreign currency translation ................             --              --           6,942        (302,987)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations ................................      2,853,698         910,073     (11,151,340)     (7,542,956)
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................     (1,349,803)     (1,242,501)       (167,663)       (270,326)
   From return of capital .........................             --              --              --        (413,143)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from distributions
   to shareholders ................................     (1,349,803)     (1,242,501)       (167,663)       (683,469)
                                                      ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................      5,125,030       4,986,905       4,946,712      58,278,627
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        949,605         833,236         163,658         654,623
   Proceeds from redemption fees collected ........             --              --          40,984          25,467
   Payments for shares redeemed ...................     (5,051,117)     (1,773,927)    (16,545,962)    (66,374,651)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .....................      1,023,518       4,046,214     (11,394,608)     (7,415,934)
                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................      2,527,413       3,713,786     (22,713,611)    (15,642,359)

NET ASSETS
   Beginning of year ..............................     33,896,142      30,182,356      44,021,901      59,664,260
                                                      ------------    ------------    ------------    ------------
   End of year ....................................   $ 36,423,555    $ 33,896,142    $ 21,308,290    $ 44,021,901
                                                      ============    ============    ============    ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................   $     19,091    $     18,584    $     11,085    $         --
                                                      ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................        491,355         487,720         652,404       6,229,458
   Reinvested .....................................         90,745          81,557          25,936          74,730
   Redeemed .......................................       (483,184)       (174,104)     (2,204,031)     (7,051,499)
                                                      ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ..         98,916         395,173      (1,525,691)       (747,311)
   Shares outstanding, beginning of year ..........      3,348,915       2,953,742       4,904,677       5,651,988
                                                      ------------    ------------    ------------    ------------
   Shares outstanding, end of year ................      3,447,831       3,348,915       3,378,986       4,904,677
                                                      ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    15.66     $    16.78     $    19.83     $    18.12     $    17.38
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.31           0.32           0.35           0.35           0.34
   Net realized and unrealized gains
      (losses) on investments ................        (1.88)         (0.86)         (2.82)          2.49           0.95
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (1.57)         (0.54)         (2.47)          2.84           1.29
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.33)         (0.35)         (0.35)         (0.35)         (0.34)
   Distributions from net realized gains .....           --          (0.23)         (0.23)         (0.78)         (0.21)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.33)         (0.58)         (0.58)         (1.13)         (0.55)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    13.76     $    15.66     $    16.78     $    19.83     $    18.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (10.06%)        (3.22%)       (12.65%)        15.90%          7.56%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   65,339     $   96,824     $  109,333     $  128,201     $  112,804
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.90%          0.86%          0.87%          0.88%          0.88%

Ratio of net expenses to average net assets(b)        0.87%          0.83%          0.85%          0.86%          0.86%

Ratio of net investment income to
   average net assets ........................        2.12%          1.97%          1.84%          1.85%          1.95%

Portfolio turnover rate ......................          38%            62%            64%            62%            69%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    18.40     $    19.94     $    26.02     $    21.76     $    20.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.04           0.06          (0.00)          0.03           0.07
   Net realized and unrealized gains
      (losses) on investments ................        (3.93)         (1.54)         (5.51)          5.18           1.60
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (3.89)         (1.48)         (5.51)          5.21           1.67
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.04)         (0.06)            --          (0.03)         (0.07)
   Distributions from net realized gains .....           --             --          (0.57)         (0.92)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.04)         (0.06)         (0.57)         (0.95)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    14.47     $    18.40     $    19.94     $    26.02     $    21.76
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (21.15%)        (7.42%)       (21.49%)        24.04%          8.33%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   38,619     $   54,807     $   60,914     $   77,809     $   63,416
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.96%          0.90%          0.90%          0.91%          0.92%

Ratio of net expenses to average net assets(a)        0.89%          0.86%          0.88%          0.88%          0.89%

Ratio of net investment income
   (loss) to average net assets ..............        0.25%          0.31%         (0.01%)         0.14%          0.35%

Portfolio turnover rate ......................          60%            89%            83%            67%            66%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.12     $    10.22     $     9.79     $    10.22     $    10.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.38           0.41           0.43           0.42           0.43
   Net realized and unrealized gains
      (losses) on investments ................         0.44          (0.10)          0.43          (0.42)          0.07
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.82           0.31           0.86           0.00           0.50
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.38)         (0.41)         (0.43)         (0.42)         (0.43)
   Distributions from net realized gains .....           --             --             --          (0.01)         (0.01)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.38)         (0.41)         (0.43)         (0.43)         (0.44)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.56     $    10.12     $    10.22     $     9.79     $    10.22
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................        8.24%          3.04%          8.97%          0.04%          4.92%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   36,424     $   33,896     $   30,182     $   29,138     $   25,626
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)        0.69%          0.68%          0.68%          0.69%          0.73%

Ratio of net investment income to
   average net assets ........................        3.68%          4.02%          4.31%          4.27%          4.17%

Portfolio turnover rate ......................          28%            27%            47%            47%            31%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.70% and 0.88% for the years ended March 31, 2003 and 1998, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $     8.98     $    10.56     $    17.99     $    13.63     $    12.61
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.06           0.01          (0.03)         (0.00)          0.05
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ..        (2.69)         (1.47)         (5.48)          5.19           1.04
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (2.63)         (1.46)         (5.51)          5.19           1.09
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.05)         (0.05)         (0.05)         (0.04)         (0.07)
   Return of capital .........................           --          (0.08)            --             --             --
   Distributions from net realized gains .....           --             --          (1.87)         (0.79)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.05)         (0.13)         (1.92)         (0.83)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.01           0.01             --             --             --
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $     6.31     $     8.98     $    10.56     $    17.99     $    13.63
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (29.18%)       (13.66%)       (33.29%)        39.35%          8.67%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,308     $   44,022     $   59,664     $   85,849     $   54,019
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(a)        1.38%          1.38%          1.41%          1.56%          1.51%

Ratio of net investment income (loss)
   to average net assets .....................        0.60%          0.12%         (0.24%)        (0.01%)         0.38%

Portfolio turnover rate ......................          56%            80%            48%            52%            39%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.70% and 1.51% for the years ended March 31, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of your investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2003 and 2002, proceeds from redemption fees total $40,984 and $25,467, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

-------------------------------------------------------------------------------------------------------------
                    YEAR                                                           EXEMPT-
                   ENDED        ORDINARY        RETURN OF        LONG-TERM        INTEREST         TOTAL
                  MARCH 31,      INCOME          CAPITAL       CAPITAL GAINS      DIVIDENDS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $  1,721,820     $         --     $         --     $         --     $  1,721,820
Balanced Fund       2002     $  2,164,245     $         --     $  1,420,487     $         --     $  3,584,732
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $    109,812     $         --     $         --     $         --     $    109,812
Equity Fund         2002     $    173,994     $         --     $         --     $         --     $    173,994
-------------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt          2003     $         --     $         --     $         --     $  1,349,803     $  1,349,803
Virginia Fund       2002     $         --     $         --     $         --     $  1,242,501     $  1,242,501
-------------------------------------------------------------------------------------------------------------
Jamestown
International       2003     $    167,663     $         --     $         --     $         --     $    167,663
Equity Fund         2002     $    270,326     $    413,143     $         --     $         --     $    683,469
-------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2003 was as follows:

-----------------------------------------------------------------------------------------------------
                                          JAMESTOWN        JAMESTOWN       JAMESTOWN      JAMESTOWN
                                           BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                             FUND            FUND       VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------
Undistributed Ordinary Income ........   $      2,835    $      2,044    $         --    $     11,075
Capital Loss Carryforwards ...........        (24,709)        (27,179)       (205,762)    (18,753,295)
Post-October Losses ..................       (523,622)     (1,192,554)        (16,799)     (1,775,049)
Unrealized Appreciation (Depreciation)      4,003,944        (192,085)      2,196,887      (5,249,861)
Other Losses .........................         (5,499)        (23,861)             --              --
                                         ------------    ------------    ------------    ------------
Total Distributable Earnings .........   $  3,452,949    $ (1,433,635)   $  1,974,326    $(25,767,130)
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Balanced Fund                     $     24,709        2011
--------------------------------------------------------------------------------
Jamestown Equity Fund                       $     27,179        2010
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund          $    205,762        2010
--------------------------------------------------------------------------------
Jamestown International Equity Fund         $  4,874,363        2010
                                              13,878,932        2011
                                            ------------
                                            $ 18,753,295
                                            ============
--------------------------------------------------------------------------------

In addition, The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and International Equity Fund had net realized capital losses of $523,622, $1,192,554, $16,799 and $1,775,049, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2003:

---------------------------------------------------------------------------------------------------------
                                              JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                               BALANCED         EQUITY       TAX EXEMPT     INTERNATIONAL
                                                 FUND            FUND       VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $  7,420,638    $  3,619,303    $  2,202,913    $    459,609
Gross unrealized depreciation ............     (3,416,694)     (3,811,388)         (6,026)     (5,716,369)
                                             ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $  4,003,944    $   (192,085)   $  2,196,887    $ (5,256,760)
                                             ============    ============    ============    ============
Federal income tax cost ..................   $ 60,529,548    $ 38,373,716    $ 32,807,972    $ 25,684,606
                                             ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2003:

----------------------------------------------------------------------------------------------
                                      JAMESTOWN       JAMESTOWN     JAMESTOWN      JAMESTOWN
                                       BALANCED        EQUITY      TAX EXEMPT    INTERNATIONAL
                                         FUND           FUND      VIRGINIA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------
Purchases of investment securities   $ 29,010,803   $ 24,823,998   $ 10,098,136   $ 17,398,006
                                     ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities ......   $ 46,163,710   $ 26,595,603   $ 10,055,417   $ 29,202,922
                                     ============   ============   ============   ============
----------------------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $3,851 and $99,587, respectively, of such Funds' investment advisory fees during the year ended March 31, 2003.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $33,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2003.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2003, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

------------------------------------------------------------------------
                                                          NET UNREALIZED
   SETTLEMENT         TO RECEIVE     INITIAL     MARKET    APPRECIATION
      DATE           (TO DELIVER)     VALUE      VALUE    (DEPRECIATION)
------------------------------------------------------------------------
Contracts To Sell .
   4/1/03 .........   (8,551) EUR    $  9,153   $  9,330     $   (177)
   4/2/03 .........  (31,584) EUR      33,969     34,464         (495)
   4/3/03 .........  (20,551) EUR      22,392     22,422          (30)
                                     --------   --------     --------
Total sell contracts                   65,514     66,216         (702)
                                     --------   --------     --------
Contracts To Buy ..
   4/1/03 .........   11,723  EUR     (12,550)   (12,793)         243
   4/1/03 .........   40,403  THB        (943)      (942)          (1)
   4/2/03 .........   33,554  THB        (781)      (782)           1
   4/3/03 .........   90,379  THB      (2,109)    (2,107)          (2)
                                     --------   --------     --------
Total buy contracts                   (16,383)   (16,624)         241
                                     --------   --------     --------

Net contracts .....                  $ 49,131   $ 49,592     $   (461)
                                     ========   ========     ========
------------------------------------------------------------------------

EUR - Euro Dollar
THB - Thailand Baht

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 56.3%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 8.5%
    29,800     Darden Restaurants, Inc. .......................    $    531,930
    12,900     Gannett Company, Inc. ..........................         908,547
    35,000     Home Depot, Inc. ...............................         852,600
    52,000     Mattel, Inc. ...................................       1,170,000
    33,000     Target Corporation .............................         965,580
    19,800     Viacom, Inc. - Class B (a) .....................         723,096
     8,000     Wal-Mart Stores, Inc. ..........................         416,240
                                                                   ------------
                                                                      5,567,993
                                                                   ------------
               CONSUMER STAPLES -- 4.8%
    11,000     Anheuser-Busch Companies, Inc. .................         512,710
     8,600     Hershey Foods Corporation ......................         538,876
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,400     PepsiCo, Inc. ..................................         976,000
    12,800     SYSCO Corporation ..............................         325,632

                                                                      3,126,038

               ENERGY -- 4.1%
    20,000     Anadarko Petroleum Corporation .................         910,000
    16,000     ChevronTexaco Corporation ......................       1,034,400
    24,000     Noble Drilling Corporation (a) .................         754,080
                                                                   ------------
                                                                      2,698,480
                                                                   ------------
               FINANCIALS -- 10.5%
    10,000     American International Group, Inc. .............         494,500
    15,000     Bank of America Corporation ....................       1,002,600
    25,000     Capital One Financial Corporation ..............         750,250
    31,000     Citigroup, Inc. ................................       1,067,950
    18,000     Fannie Mae .....................................       1,176,300
     5,000     Freddie Mac ....................................         265,500
    16,000     Principal Financial Group, Inc. ................         434,240
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,867,380
                                                                   ------------
               HEALTHCARE -- 9.6%
    17,500     AmerisourceBergen Corporation ..................         918,750
    20,000     Anthem, Inc. (a) ...............................       1,325,000
    16,800     Johnson & Johnson ..............................         972,216
    12,000     Medtronic, Inc. ................................         541,440
    47,000     Pfizer, Inc. ...................................       1,464,520
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,273,861
                                                                   ------------
               INDUSTRIALS -- 8.5%
    80,000     Cendant Corporation (a) ........................       1,016,000
    23,700     First Data Corporation .........................         877,137
    14,000     General Dynamics Corporation ...................         770,980
    30,000     General Electric Company .......................         765,000
    10,100     ITT Industries, Inc. ...........................         539,441

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 56.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 8.5% (Continued)
    63,000     Norfolk Southern Corporation ...................    $  1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,542,298
                                                                   ------------
               INFORMATION TECHNOLOGY -- 8.9%
    27,000     Accenture Ltd. - Class A (a) ...................         418,500
    23,000     Affiliated Computer Services, Inc. (a) .........       1,017,980
    60,000     Cisco Systems, Inc. (a) ........................         774,000
    15,300     Dell Computer Corporation (a) ..................         417,843
    10,000     Electronic Arts, Inc. (a) ......................         586,400
    34,000     Microsoft Corporation ..........................         823,140
    15,900     Qualcomm, Inc. .................................         573,354
    21,900     SunGard Data Systems, Inc. (a) .................         466,470
    18,000     Symantec Corporation (a) .......................         705,240
                                                                   ------------
                                                                      5,782,927
                                                                   ------------
               MATERIALS -- 1.4%
    45,000     Pactiv Corporation (a) .........................         913,500
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $34,833,477) .........    $ 36,772,477
                                                                   ------------

================================================================================
     PAR
    VALUE      U.S. TREASURY OBLIGATIONS -- 3.8%                      VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 3.4%
$1,000,000     6.75%, due 05/15/2005 ..........................    $  1,107,695
 1,000,000     7.00%, due 07/15/2006 ..........................       1,153,086
                                                                   ------------
                                                                      2,260,781
                                                                   ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES - 0.4%
   235,069     3.375%, due 01/15/2007 .........................         258,650
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,261,511)   $  2,519,431
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 0.8%
$  500,000     4.125%, due 01/14/2005 .........................    $    521,564
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 3.2%
 1,500,000     6.625%, due 09/15/2009 .........................       1,765,600
   300,000     5.125%, due 07/15/2012 .........................         320,773
                                                                   ------------
                                                                      2,086,373
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8%
 2,000,000     7.00%, due 07/15/2005 ..........................       2,233,868
   250,000     3.125%, due 08/15/2005 .........................         251,453

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%(Continued)   VALUE
--------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8% (Continued)
$1,000,000     6.00%, due 12/15/2005 ..........................    $  1,104,860
 1,250,000     7.25%, due 01/15/2010 ..........................       1,517,619
                                                                   ------------
                                                                      5,107,800
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $6,792,658) ..............................    $  7,715,737
                                                                   ------------

================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 4.5%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.9%
$  279,751     Pool #1471, 7.00%, due 03/01/2008 ..............    $    297,421
   175,000     Pool #1655, 6.50%, due 10/01/2008 ..............         185,290
   488,972     Pool #E00616, 6.00%, due 01/01/2014 ............         510,895
   206,360     Pool #E90624, 6.00%, due 08/01/2017 ............         215,613
                                                                   ------------
                                                                      1,209,219
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.2%
   273,708     Series #93-18-PJ, 6.50%, due 12/01/2007 ........         284,646
   770,535     Pool #380512, 6.15%, due 08/01/2008 ............         850,240
   296,846     Pool #489757, 6.00%, due 04/01/2029 ............         308,146
                                                                   ------------
                                                                      1,443,032
                                                                   ------------
               GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.4%
   255,014     Pool #781344, 6.50%, due 10/01/2031 ............         268,117
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,752,928) ..............................    $  2,920,368
                                                                   ------------

================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES-- 0.8%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 0.0%
$   10,361     Series #98-1-A1, 1.89%, adjustable
                 rate, due 01/25/2007 .........................    $     10,340
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 0.8%
   500,000     MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 ........................         508,998
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $494,702) ..    $    519,338
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0%                               VALUE
--------------------------------------------------------------------------------
$  250,000     Alcoa, Inc.,
                 6.50%, due 06/01/2011 ........................    $    279,832
   500,000     American Home Products Corporation,
                 7.90%, due 02/15/2005 ........................         551,130

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  249,000     Anheuser-Busch Companies, Inc.,
                 5.375%, due 09/15/2008 .......................    $    272,493
   325,000     BB&T Corporation,
                 6.50%, due 08/01/2011 ........................         369,779
   300,000     Boeing Capital Corporation,
                 7.10%, due 09/27/2005 ........................         326,819
   450,000     Burlington Resources, Inc.,
                 6.68%, due 02/15/2011 ........................         509,865
   265,000     Cardinal Health, Inc.,
                 6.25%, due 07/15/2008 ........................         299,367
   200,000     Citigroup, Inc.,
                 5.00%, due 03/06/2007 ........................         214,829
   500,000     Conoco, Inc.,
                 5.90%, due 04/15/2004 ........................         522,416
   250,000     CVS Corporation,
                 5.625%, due 03/15/2006 .......................         272,203
   500,000     Deutsche Telekom AG,
                 8.50%, due 06/15/2010 ........................         586,730
   500,000     Donaldson Lufkin Jenrette, Inc.,
                 6.875%, due 11/01/2005 .......................         548,386
   345,000     Dover Corporation,
                 6.50%, due 02/15/2011 ........................         386,843
   390,000     Duke Realty L.P., Medium Term Notes,
                 6.75%, due 05/30/2008 ........................         432,173
   875,000     ERP Operating L.P.,
                 6.65%, due 11/15/2003 ........................         899,317
   500,000     FPL Group Capital, Inc.,
                 7.375%, due 06/01/2009 .......................         576,617
   500,000     General Motors Corporation,
                 6.125%, due 08/28/2007 .......................         512,754
   350,000     Goldman Sachs Group,
                 6.65%, due 05/15/2009 ........................         396,092
   300,000     GTE Northwest, Inc.,
                 6.30%, due 06/01/2010 ........................         330,310
   425,000     Household Financial Company,
                 6.40%, due 06/17/2008 ........................         472,906
    95,000     Illinois Tool Works, Inc.,
                 5.75%, due 03/01/2009 ........................         105,098
   300,000     J.P. Morgan Chase & Company,
                 6.75%, due 02/01/2011 ........................         332,263
   205,000     Manitoba (Province of), Medium Term Notes,
                 5.50%, due 10/01/2008 ........................         228,136
   309,000     Marsh & McClennan Companies, Inc.,
                 6.625%, due 06/15/2004 .......................         327,421
   260,000     May Department Stores Company,
                 5.95%, due 11/01/2008 ........................         281,980
   350,000     Morgan Stanley Dean Witter & Company,
                 6.75%, due 04/15/2011 ........................         391,726

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  575,000     National City Corporation,
                 7.20%, due 05/15/2005 ........................    $    634,471
   375,000     PepsiCo, Inc.,
                 4.50%, due 09/15/2004 ........................         390,549
   250,000     Pharmacia Corporation,
                 5.75%, due 12/01/2005 ........................         272,840
   225,000     ProLogis Trust,
                 7.00%, due 10/01/2003 ........................         230,258
   400,000     SBC Communciations, Inc., Medium Term Notes,
                 6.875%, due 08/15/2006 .......................         450,382
   300,000     SunTrust Banks, Inc.,
                 6.00%, due 01/01/2028 ........................         328,036
   300,000     Union Camp Corporation,
                 6.50%, due 11/15/2007 ........................         332,781
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $11,980,684) .......    $ 13,066,802
                                                                   ------------

================================================================================
      PAR
     VALUE     MUNICIPAL DEBT SECURITITES-- 0.4%                      VALUE
--------------------------------------------------------------------------------
$  230,000     Virginia State Residential Authority,
               Infrastructure, Revenue,
                 5.90%, due 05/01/2011 (Cost $234,422) ........    $    252,584
                                                                   ------------

================================================================================
      PAR
     VALUE     SHORT-TERM CORPORATE NOTES-- 1.2%                      VALUE
--------------------------------------------------------------------------------
$  499,625     American Family Financial Services Demand Note .    $    499,625
    50,367     U.S. Bank N.A. Demand Note .....................          50,367
   216,763     Wisconsin Corporate Central Credit Union Demand Note     216,763
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $766,755)    $    766,755
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.8%
               (Cost $60,117,137) .............................    $ 64,533,492

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% ...         805,834
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 65,339,326
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.4%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 14.9%
    30,000     Darden Restaurants, Inc. .......................    $    535,500
    13,200     Gannett Company, Inc. ..........................         929,676
    36,000     Home Depot, Inc. ...............................         876,960
    53,000     Mattel, Inc. ...................................       1,192,500
    35,000     Target Corporation .............................       1,024,100
    20,400     Viacom, Inc. - Class B (a) .....................         745,008
     8,445     Wal-Mart Stores, Inc. ..........................         439,393
                                                                   ------------
                                                                      5,743,137
                                                                   ------------
               CONSUMER STAPLES -- 8.3%
    12,100     Anheuser-Busch Companies, Inc. .................         563,981
     8,800     Hershey Foods Corporation ......................         551,408
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,900     PepsiCo, Inc. ..................................         996,000
    11,800     SYSCO Corporation ..............................         300,192
                                                                   ------------
                                                                      3,184,401
                                                                   ------------
               ENERGY -- 7.2%
    21,000     Anadarko Petroleum Corporation .................         955,500
    16,000     ChevronTexaco Corporation ......................       1,034,400
    25,000     Noble Drilling Corporation (a) .................         785,500
                                                                   ------------
                                                                      2,775,400
                                                                   ------------
               FINANCIAL -- 16.8%
    16,000     Bank of America Corporation ....................       1,069,440
    25,500     Capital One Financial Corporation ..............         765,255
    32,000     Citigroup, Inc. ................................       1,102,400
    14,000     Fannie Mae .....................................         914,900
    10,110     Freddie Mac ....................................         536,841
    16,190     Principal Financial Group, Inc. ................         439,397
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,504,273
                                                                   ------------
               HEALTHCARE -- 16.4%
    18,000     AmerisourceBergen Corporation ..................         945,000
    19,900     Anthem, Inc. (a) ...............................       1,318,375
    17,200     Johnson & Johnson ..............................         995,364
    12,000     Medtronic, Inc. ................................         541,440
    48,000     Pfizer, Inc. ...................................       1,495,680
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,347,794
                                                                   ------------
               INDUSTRIALS -- 14.1%
    75,000     Cendant Corporation (a) ........................         952,500
    24,400     First Data Corporation .........................         903,044
    14,000     General Dynamics Corporation ...................         770,980
    27,539     General Electric Company .......................         702,244
    10,300     ITT Industries, Inc. ...........................         550,123
    63,000     Norfolk Southern Corporation ...................       1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,452,631
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.4% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY -- 15.2%
    26,000     Accenture Ltd. - Class A (a) ...................    $    403,000
    24,000     Affiliated Computer Services, Inc. (a) .........       1,062,240
    61,000     Cisco Systems, Inc. (a) ........................         786,900
    16,300     Dell Computer Corporation (a) ..................         445,153
    10,050     Electronic Arts, Inc. (a) ......................         589,332
    33,000     Microsoft Corporation ..........................         798,930
    16,200     Qualcomm, Inc. .................................         584,172
    21,800     SunGard Data Systems, Inc. (a) .................         464,340
    18,500     Symantec Corporation (a) .......................         724,830
                                                                   ------------
                                                                      5,858,897
                                                                   ------------
               MATERIALS -- 2.5%
    47,000     Pactiv Corporation (a) .........................         954,100
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $36,971,255) .........    $ 36,820,633
                                                                   ------------

================================================================================
 PAR VALUE     SHORT-TERM CORPORATE NOTES-- 3.5%                      VALUE
--------------------------------------------------------------------------------
$  522,722     American Family Financial Services Demand Note .    $    522,722
   572,744     U.S. Bank N.A. Demand Note .....................         572,744
   265,532     Wisconsin Corporate Central Credit Union
                 Variable Demand Note .........................         265,532
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,360,998)  $  1,360,998
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.9%
               (Cost $38,332,253) .............................    $ 38,181,631

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ...         437,474
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 38,619,105
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1%                         VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, GO,
$1,000,000       5.00%, due 06/15/2011 ........................    $  1,112,740
               Arlington Co., Virginia, GO,
   990,000       5.40%, due 06/01/2014 ........................       1,075,219
               Chesapeake Bay Bridge and Tunnel, Commonwealth,
               Virginia, Revenue,
 1,000,000       5.70%, due 07/01/2008, prerefunded
                 07/01/2005 @ 102 .............................       1,114,750
               Chesapeake, Virginia, GO,
 1,000,000       5.50%, due 05/01/2011 ........................       1,093,050
               Chesterfield Co., Virginia, GO,
    85,000       6.25%, due 07/15/2005 ........................          88,315
 1,000,000       4.75%, due 01/01/2013 ........................       1,061,660
               Fredericksburg, Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       1.17%, weekly floating rate, due 10/01/2025 ..       1,000,000
               Hampton, Virginia, GO,
 1,000,000       5.50%, due 02/01/2012 ........................       1,130,330
               Hanover Co., Virginia, GO,
 1,000,000       5.125%, due 07/15/2013 .......................       1,094,070
               Hanover Co., Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       6.50%, due 08/15/2009 ........................       1,193,530
               Henrico Co., Virginia, Economic Dev.
               Authority, Revenue,
 1,000,000       5.50%, due 11/01/2008 ........................       1,148,660
               Medical College of Virginia Hospitals
               Authority, Revenue,
   700,000       5.00%, due 07/01/2013 ........................         749,224
               Newport News, Virginia, GO,
 1,000,000       5.625%, due 07/01/2014, prerefunded
                 07/01/2005 @ 102 .............................       1,112,860
               Norfolk, Virginia, GO,
   500,000       5.25%, due 06/01/2008, partially prerefunded
                 06/01/2004 @ 101 .............................         527,205
   300,000       5.75%, due 06/01/2011, prerefunded
                 06/01/2005 @ 101 .............................         330,837
               Norfolk, Virginia, Industrial Dev. Authority,
               Revenue,
 1,000,000       6.50%, due 11/01/2013 ........................       1,089,640
               Norfolk, Virginia, Water, Revenue,
 1,000,000       5.00%, due 11/01/2016 ........................       1,071,260
               Pamunkey, Virginia, Regional Jail Authority,
               Jail Facility, Revenue,
 1,000,000       5.70%, due 07/01/2010 ........................       1,136,970
               Portsmouth, Virginia, GO,
   800,000       5.00%, due 08/01/2017 ........................         847,960
               Prince William Co., Virginia, Park Authority,
               Revenue,
   250,000       6.10%, due 10/15/2004, escrowed to maturity ..         268,240
               Richmond, Virginia, Convention Center Authority,
               Hotel Tax, Revenue,
   550,000       5.50%, due 06/15/2008 ........................         617,617
               Richmond, Virginia, GO,
 1,000,000       5.45%, due 01/15/2008 ........................       1,131,600
               Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue,
 1,010,000       4.75%, due 07/15/2010 ........................       1,107,505
               Riverside, Virginia, Regional Jail Authority,
               Revenue,
   455,000       5.625%, due 07/01/2007 .......................         504,299
               Roanoke, Virginia, GO,
 1,000,000       5.00%, due 08/01/2009 ........................       1,106,640

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1% (Continued)             VALUE
--------------------------------------------------------------------------------
               Southeastern Public Service Authority,
               Virginia, Revenue,
$1,000,000       5.00%, due 07/01/2015 ........................    $  1,103,180
               Suffolk, Virginia, GO,
   350,000       5.80%, due 06/01/2011 ........................         392,900
 1,000,000       5.00%, due 12/01/2015 ........................       1,074,850
               University of Virginia, Revenue,
 1,000,000       5.25%, due 06/01/2012 ........................       1,108,030
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000       5.00%, due 07/01/2015 ........................         751,072
               Virginia Beach, Virginia, GO,
 1,000,000       5.25%, due 08/01/2010 ........................       1,115,700
               Virginia College Building Authority, Educational
               Facilities, Revenue,
 1,000,000       5.55%, due 11/01/2019, optional tender
                 11/01/2004 ...................................       1,063,840
               Virginia Commonwealth Transportation Board, Revenue,
   850,000       7.25%, due 05/15/2020 ........................       1,013,378
               Virginia Residential Authority, Revenue,
   500,000       5.50%, due 05/01/2017 ........................         555,590
               Virginia State, GO,
 1,000,000       5.375%, due 06/01/2003 .......................       1,007,180
               Virginia State Housing Dev. Authority,
               Multi-Family, Revenue,
   150,000       6.60%, due 11/01/2012 ........................         156,298
   150,000       6.30%, due 11/01/2015 ........................         158,009
               Virginia State Public Building Authority, Revenue,
   900,000       6.00%, due 08/01/2003 ........................         911,700
               Virginia State Public School Authority, Revenue,
 1,000,000       5.25%, due 08/01/2009 ........................       1,133,670
                                                                   ------------
               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (Cost $32,072,547) .....    $ 34,259,578
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET -- 2.0%                                   VALUE
--------------------------------------------------------------------------------
   745,281     First American Tax Free Obligation Fund -
                 Class S (Cost $745,281) ......................    $    745,281
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 96.1%
               (Cost $32,817,828) .............................    $ 35,004,859

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.9% ...       1,418,696
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 36,423,555
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.8%                                 VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.1%
    80,252     BHP Billiton Ltd. ..............................    $    450,046
                                                                   ------------
               FINLAND -- 0.6%
     9,509     Nokia OYJ - Series A(a) ........................         131,363
                                                                   ------------

               FRANCE -- 13.8%
    10,574     Accor SA .......................................         292,151
     6,262     Aventis SA .....................................         274,895
    11,903     Carrefour SA ...................................         450,833
     9,573     France Telecom SA ..............................         195,237
     4,139     L'Oreal SA .....................................         250,665
     2,195     Pernod-Ricard SA ...............................         187,064
     4,258     Pinault-Printemps-Redoute SA ...................         219,028
     6,034     Sanofi-Synthelabo SA ...........................         303,602
    10,220     Suez SA ........................................         118,769
     3,920     Total Fina Elf SA ..............................         496,190
     6,788     Valeo SA .......................................         149,697
                                                                   ------------
                                                                      2,938,131
                                                                   ------------
               GERMANY -- 1.3%
     8,369     Volkswagon AG ..................................         267,118
                                                                   ------------

               HONG KONG -- 2.3%
   138,500     China Mobile (Hong Kong) Ltd.(a) ...............         274,356
    43,000     Sun Hung Kai Properties Ltd. ...................         206,194
                                                                   ------------
                                                                        480,550
                                                                   ------------
               INDIA -- 0.2%
       733     Infosys Technologies Ltd. - ADR ................          44,970
                                                                   ------------

               ITALY -- 9.7%
    40,962     ENI SpA ........................................         547,100
   148,504     IntesaBci SpA ..................................         330,577
    91,131     Mediaset SpA ...................................         692,118
   123,200     Telecom Italia Mobile (T.I.M) SpA ..............         502,790
                                                                   ------------
                                                                      2,072,585
                                                                   ------------
               JAPAN -- 18.1%
    42,000     Bridgestone Corporation ........................         493,389
    13,000     Canon, Inc. ....................................         453,871
        64     East Japan Railway Company .....................         279,575
    12,500     Honda Motor Company Ltd. .......................         416,386
     9,000     Ito-Yokado Company Ltd. ........................         242,874
     8,100     JFE Holdings, Inc.(a) ..........................         102,462
    34,000     Matsushita Electric Industrial Company Ltd. ....         290,454
    90,000     Nissan Motor Company Ltd. (a) ..................         599,595
    11,000     Nomura Holdings, Inc. ..........................         114,564
     3,900     Orix Corporation ...............................         200,624
     7,100     Pioneer Corporation ............................         147,592

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 18.1% (Continued)
     2,740     Rohm Company ...................................    $    296,922
     6,900     Shin-Etsu Chemical Company Ltd. ................         213,552
                                                                   ------------
                                                                      3,851,860
                                                                   ------------
               KOREA --- 3.2%
     4,706     Kookmin Bank - ADR .............................         108,238
    10,147     KT Corporation - ADR ...........................         174,224
     1,345     Samsung Electronics Company Ltd. ...............         304,500
     6,344     SK Telecom Company Ltd. - ADR ..................          86,405
                                                                   ------------
                                                                        673,367
                                                                   ------------
               MEXICO -- 0.9%
     6,702     Telefonos De Mexico SA - ADR ...................         199,183
                                                                   ------------

               NETHERLANDS-- 9.7%
    27,515     Aegon NV .......................................         206,568
    18,654     Fortis .........................................         240,803
     2,248     Gucci Group NV - ADR ...........................         214,257
     5,994     Heineken NV ....................................         222,317
    45,994     Koninklijke (Royal) KPN NV (a) .................         295,109
     4,040     Unilever NV - CVA ..............................         240,481
    21,241     VNU NV .........................................         539,588
     9,420     Wolters Kluwer NV ..............................         105,875
                                                                   ------------
                                                                      2,064,998
                                                                   ------------
               SINGAPORE -- 1.3%
    47,000     United Overseas Bank Ltd. ......................         274,254
                                                                   ------------

               SPAIN -- 2.0%
     2,871     Acerinox SA ....................................         103,352
    35,620     Telefonica SA (a) ..............................         333,103
                                                                   ------------
                                                                        436,455
                                                                   ------------
               SWEDEN -- 2.8%
    50,022     Nordea AB ......................................         220,643
   144,769     Telefonaktiebolaget LM Ericsson (a) ............          90,492
   103,117     TeliaSonera AB .................................         295,525
                                                                   ------------
                                                                        606,660
                                                                   ------------
               SWITZERLAND -- 1.9%
     5,828     Adecco SA ......................................         161,931
     6,299     Novartis AG ....................................         233,279
                                                                   ------------
                                                                        395,210
                                                                   ------------
               THAILAND -- 0.1%
    16,100     Bangkok Bank Public Company Ltd. (a) ...........          24,027
                                                                   ------------

               UNITED KINGDOM -- 25.8%
    16,244     Astrazeneca PLC ................................         554,603
    32,822     BaA PLC ........................................         244,615
   106,718     Bae Systems PLC ................................         188,926
    58,843     British Sky Broadcasting Group PLC (a) .........         582,709
    32,621     Diageo PLC .....................................         334,382

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 25.8% (Continued)
    12,017     GlaxoSmithKline PLC ............................    $    211,411
    49,114     HSBC Holdings PLC ..............................         504,608
    25,832     Imperial Tobacco PLC ...........................         410,355
   115,636     Kingfisher PLC .................................         419,937
    63,669     Marks & Spencer Group PLC ......................         284,304
    15,561     Next PLC .......................................         208,947
     2,094     Reckitt Benckiser PLC ..........................          34,324
    69,170     Reed Elsevier PLC ..............................         493,094
    15,968     Royal Bank of Scotland Group PLC ...............         359,415
    12,417     Six Continents PLC .............................         118,252
   303,512     Vodafone Group PLC .............................         542,113
                                                                   ------------
                                                                      5,491,995
                                                                   ------------

               TOTAL COMMON STOCK (Cost $24,895,833) ..........    $ 20,402,772
                                                                   ------------

================================================================================
    SHARES     RIGHTS -- 0.1%                                         VALUE
--------------------------------------------------------------------------------
               FRANCE -- 0.1%
     6,383     France Telecom SA (Cost $0) ....................    $     25,074
                                                                   ------------

               TOTAL INVESTMENT AT VALUE-- 95.9%
               (Cost $24,895,833) .............................    $ 20,427,846

               OTHER ASSETS IN EXCESS OF LIABILITES-- 4.1% ....         880,444
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 21,308,290
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           Position Held                 Length of
Trustee                       Address                            Age       with the Trust                Time Served
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              66        Chairman and Trustee          Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court, Suite 400     66        Trustee and Vice President    Since September 1988
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Trustee                       Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              63        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              53        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            University of Richmond             63        Trustee                       Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          43        Trustee                       Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  70        Trustee                       Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           67        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court, Suite 400     38        President, Jamestown          Since January 1996
                              Richmond, VA                                 Balanced  Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court, Suite 400     44        President, Jamestown Tax      Since March 1995
                              Richmond, VA                                 Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     55        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     53        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Pamela C. Simms               1802 Bayberry Court, Suite 400     42        Vice President, Jamestown     Since February 2003
                              Richmond, VA                                 Tax Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     46        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     41        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     46        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distribuors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2003 as "exempt-interest dividends."

================================================================================

                       THE JAMESTOWN FUNDS

                       INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                       1802 Bayberry Court
                       Suite 400
                       Richmond, Virginia 23226
                       www.jamestownfunds.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, Ohio 45246-0707
                       (Toll-Free) 1-866-738-1126

                       INDEPENDENT AUDITORS
                       Tait, Weller & Baker
                       1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, Massachusetts 02109

                       BOARD OF TRUSTEES
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard Mitchell
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

================================================================================

                          WILLIAMSBURG INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi) (a)  Investment  Advisory  Agreements for the FBP Contrarian
                    Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

                    (b) Amendments to Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)Investment  Advisory  Agreements for The  Government  Street
                    Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

               (viii) Investment  Advisory  Agreement for The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)  (i)  Distribution  Agreements  with  Ultimus  Fund  Distributors,
                    LLC--Incorporated  herein  by  reference   to   Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001


               (ii) Sub-Distribution  Agreements with Ultimus Fund Distributors,
                    LLC and Quasar Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 37 filed on July 29, 2002


          (f)  Inapplicable

          (g)  (i)  Custody     Agreement     with     The     Northern    Trust
                    Company--Incorporated  herein  by  reference to Registrant's
                    Post-Effective Amendment No. 36 filed on August 1, 2001

               (ii) Custody  Agreement with U.S. Bank,  N.A.  (formerly  Firstar
                    Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable

          (p) (i) Code of Ethics of The Jamestown Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ii) Code  of   Ethics   of  Lowe,   Brockenbrough   &   Company,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iii)Code  of   Ethics   of   Oechsle   International   Advisors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iv) Code   of   Ethics   of  the   Flippin,   Bruce   &   Porter
                    Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (v)  Code   of    Ethics    of    Flippin,    Bruce   &   Porter,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (vi) Code of Ethics of The Government Street  Funds--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)Code   of    Ethics   of   T.    Leavell    &    Associates,
                    Inc.--Incorporated     by    reference    to    Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001

               (viii) Code of Ethics of The Davenport Equity  Fund--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ix) Code of Ethics  of  Davenport  &  Company  LLC--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000


               (x)  Code   of   Ethics    of    Ultimus    Fund    Distributors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 37 filed on July 29, 2002


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Registrant's Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough  III--Managing  Director of LB&C
               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence  B.  Whitlock,  Jr.--Managing  Director of LB&C
               o Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati  III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund


          (v)  William R. Claiborne--Managing Director of LB&C


          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Singleton   Keesler--Chief   Investment   Officer  and  Executive
               Managing Principal of Oechsle International

          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii) Martin G. Dyer--Director of Compliance for Oechsle International

          (iv) Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (v) John F. Biagotti--Chief Financial Officer and Principal of Oechsle International

          (vi) Steven H. Schaefer--Managing Principal of Oechsle International

          (vii)Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (viii)Lawrence  S.  Roche--Chief  Operating   Officer  and   Executive
               Managing Principal of Oechsle International

          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:


          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o Vice President of FBP Contrarian Balanced Fund and Contrarian Equity Fund
               o Prior to May 2003, Chairman of the Board of Trustees of Registrant

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP
               o President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund

          (iii)Robert G. Porter III--Secretary, Director and member of Executive Committee of FBP
               o Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund

          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--President of TLA

          (ii) Dorothy G. Gambill--Secretary and Treasurer of TLA

          (iii)Richard Mitchell--Executive Vice President and Compliance Officer of TLA
               o Trustee of Registrant and President of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer and a Director of Davenport
               o    Vice President of The Davenport Equity Fund


          (ii) John P. Ackerly IV--Senior Vice President and Portfolio Manager of Davenport
               o    Vice President of The Davenport Equity Fund


          (iii)Joseph L. Antrim III--Executive Vice President and a Director of Davenport
               o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport


          (v) Beverley B. Munford III--Vice Chairman and Honorary Director of Davenport

          (vi) David M. West--Senior Vice President, Director of Research and a Director of Davenport

          (vii) Harry B. Beadell--Senior President and a Director of Davenport

          (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport


          (ix) Joseph L. Keiger III--Senior Vice President, Chief Financial Officer, Chief Compliance Officer and a Director of Davenport


          (x) E. Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xii)Ann  M.   Richmond--Senior  Vice  President  and  a  Director  of
               Davenport

          (xiii) Rodney D. Rullman--Senior Vice President and a Director of Davenport

          (xiv) Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

          (xvi)Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport


          (xvii) Sigurd R. Wendin, Jr.--Senior Vice President and a Director of Davenport


          (xviii) Lucy W.  Hooper--Executive  Vice  President  and a Director of
               Davenport

          (xix)Robert  F.  Mizell--Senior  Vice  President  and  a  Director  of
               Davenport

          (xx) Thomas E. Love--Senior Vice President and a Director of Davenport

          (xxi)William M. Noftsinger, Jr.--Senior Vice President and a Director of Davenport

          (xxii) Victor L. Harper--Senior Vice President and a Director of Davenport

          (xxiii)  Leon  G.  King--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxiv)  David  P.  Rose--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxv)W. David Gorsline, Jr.--Senior Vice President and a Director of Davenport


          (xxvi) Robert B. Giles--Senior Vice President and a Director of Davenport

          (xxvii) Harold A. Gellis--Vice President of Davenport


Item 27.  Principal Underwriters
          ----------------------


          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Arbitrage Funds, The GKM Funds, UC Investment Trust, Oak Value Trust and Profit Funds Investment Trust, other open-end investment companies.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                                     Position with           Position with
               Name                  Distributor             Registrant
               ---------------       -----------             --------------
               Robert G. Dorsey      President/Managing      Vice President
                                     Director

               John F. Splain        Secretary/Managing      Secretary
                                     Director

               Mark J. Seger         Treasurer/Managing      Treasurer
                                     Director

               Theresa A. Minogue    Vice President          Assistant Treasurer

               Wade R. Bridge        Vice President          Assistant Secretary


               Steven F. Nienhaus    Vice President          None


          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          --------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ----------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of July, 2003.

                                           WILLIAMSBURG INVESTMENT TRUST

                                           By: /s/ John F. Splain
                                               --------------------------
                                               John F. Splain
                                               Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                     Title                         Date
-----------------------              ---------------        --------------------

Charles M. Caravati, Jr.*            Chairman of
                                     the Board and Trustee

/s/  Mark J. Seger                   Treasurer                   July 29, 2003
-----------------------
Mark J. Seger

Austin Brockenbrough III*            Trustee           By:  /s/  John F. Splain
                                                            --------------------
Charles M. Caravati, Jr.*            Trustee                John F. Splain
                                                            Attorney-in-fact*
J. Finley Lee, Jr.*                  Trustee                July 29, 2003

Richard Mitchell*                    Trustee

Richard L. Morrill*                  Trustee

Harris V. Morrissette*               Trustee

Erwin H. Will, Jr.*                  Trustee

Samuel B. Witt III*                  Trustee